                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-01136

                              SECURITY EQUITY FUND
               (Exact name of registrant as specified in charter)

              ONE SECURITY BENEFIT PLACE, TOPEKA, KANSAS 66636-0001
               (Address of principal executive offices) (Zip code)

                           MICHAEL G. ODLUM, PRESIDENT
                              SECURITY EQUITY FUND
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (785) 438-3000

                      Date of fiscal year end: September 30

                  Date of reporting period: September 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                    (GRAPHIC)

(SECURITY FUNDS(SM) LOGO)

ANNUAL REPORT
SEPTEMBER 30, 2006

-    SECURITY EQUITY FUND

     -    ALPHA OPPORTUNITY SERIES

     -    EQUITY SERIES

     -    GLOBAL SERIES

     -    MID CAP VALUE SERIES

     -    SELECT 25 SERIES

     -    SMALL CAP GROWTH SERIES

-    SECURITY LARGE CAP VALUE FUND

-    SECURITY MID CAP GROWTH FUND

                           (SECURITY BENEFIT(SM) LOGO)
                           Security Distributors, Inc.

                              SECURITY EQUITY FUND
                          SECURITY LARGE CAP VALUE FUND
                          SECURITY MID CAP GROWTH FUND

                               SEPTEMBER 30, 2006
                                  ANNUAL REPORT

                                TABLE OF CONTENTS

Security Equity Fund
   Alpha Opportunity Series...............................................     2
   Equity Series..........................................................    14
   Global Series..........................................................    25
   Mid Cap Value Series...................................................    36
   Select 25 Series.......................................................    48
   Small Cap Growth Series................................................    58
Security Large Cap Value Fund.............................................    70
Security Mid Cap Growth Fund..............................................    81
Notes to Financial Statements.............................................    91
Report of Independent Registered Public Accounting Firm...................   101
Special Shareholders' Meeting.............................................   102
Directors and Officers....................................................   103

                                                            SECURITY EQUITY FUND
Managers' Commentary                                    ALPHA OPPORTUNITY SERIES
November 15, 2006                                                    (unaudited)

Advised by: (SECURITY BENEFIT(SM) LOGO)        and      (MAINSTREAM LOGO)
            Security Management Company, LLC         Subadviser, Mainstream
                                                        Investment Advisers

(PHOTO OF BILL JENKINS)   (PHOTO OF MARK LAMB)
      Bill Jenkins              Mark Lamb
  Co-Portfolio Manager    Co-Portfolio Manager

TO OUR SHAREHOLDERS:

A strong first half of 2006 offset by a weak third quarter resulted in the Security Equity Fund Alpha Opportunity Series returning 7.39%(1) for the 12-month period ended September 30, 2006, lagging the 10.79% return for the S&P 500 Index. Although we are disappointed that the Series' return trailed its S&P 500 benchmark, we believe our investment approach delivers significant long-term value. This has been demonstrated by the Series' cumulative total return of 49.77% since its July 7, 2003 inception, which exceeded the S&P 500 Total Return by 8.77%.

As long-term investors, we understand that there will be short-term variances in performance. 2006 was a volatile year that saw our portfolio's performance vary greatly. In the first half of the year, performance was positively influenced by our weightings in the basic materials, energy, industrial and transportation sectors. Unfortunately, their strong momentum reversed in the second half of the year, with all three recording negative returns in the final six months. For much of the trailing 12-month period, the portfolio construction had been composed primarily of long positions with moderate levels of cash and short equity positions. With the S&P 500 up almost 11% for the 12 months, the cash and short equity positions detracted from returns, particularly in the last half of the year.

Despite this near-term adverse experience, our underlying investment theme remains essentially the same - we believe that global demand for infrastructure-related products will continue to be strong. Long term, we see demand growth for energy as unrelenting globally because excess supplies of oil are marginal. In the near term, energy prices should firm with recently announced OPEC production cuts and a lack of selling pressure from investment managers heavily leveraged to energy. Basic material stocks also suffered as investors feared slowing global economic growth. In this sector, growth near the double digits in developing economies should continue to fuel demand for materials and the industrial products to convert them into infrastructure projects.

We increased our short positions late in the year. This was in response to strength in the defensive sectors of the market which we viewed as vulnerable given their recent strength. Regional bank stocks within the finance sector seem particularly vulnerable, and we have concentrated our short positions in that industry. The elevated valuation of these stocks, coupled with their poor fundamental outlook, makes them particularly vulnerable as we enter the first earnings season of the new fiscal year.

Looking forward, we are optimistic about the outlook for stocks and our theme sectors of energy, materials, industrials and transportation. We believe that these sectors have been set up to produce a strong start in this new fiscal year. However, should the market dictate that we consider a different scenario, be assured we will alter course accordingly.

Finally, we remain resolutely focused on creating long-term economic value for our clients. Though this year was disappointing, we view the weakness as a temporary interruption in a positive multi-year trend for stocks in general and our strategy in particular.

Sincerely,


Bill Jenkins, Co-Portfolio Manager
Mark Lamb, Co-Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

                                                            SECURITY EQUITY FUND
Performance Summary                                     ALPHA OPPORTUNITY SERIES
September 30, 2006                                                   (unaudited)

PERFORMANCE

SECURITY ALPHA OPPORTUNITY SERIES VS. S&P 500 INDEX

                              (PERFORMANCE GRAPH)

ALPHA OPPORTUNITY SERIES

  7/7/03    9,425.00
 9/30/03    9,632.35
12/31/03   11,152.80
 3/31/04   11,381.22
 6/30/04   11,609.63
 9/30/04   11,708.95
12/31/04   12,528.47
 3/31/05   12,485.97
 6/30/05   12,358.45
 9/30/05   13,144.80
12/31/05   13,423.47
 3/31/06   14,727.73
 6/30/06   14,358.38
 9/30/06   14,116.00

S&P 500 INDEX

INCEPTION  7/01/03   10,000.00
          09/30/03   10,264.66
          12/31/03   11,515.49
          03/31/04   11,710.84
          06/30/04   11,912.75
          09/30/04   11,689.41
          12/31/04   12,768.79
          03/31/05   12,493.71
          06/30/05   12,663.78
          09/30/05   13,120.77
          12/31/05   13,393.36
          03/31/06   13,956.34
          06/30/06   13,755.26
          09/30/06   14,535.53

                             $10,000 SINCE INCEPTION

This chart assumes a $10,000 investment in Class A shares of Alpha Opportunity Series on July 7, 2003 (date of inception), reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The S&P 500 Index is a capitalization weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.

AVERAGE ANNUAL RETURNS

PERIODS ENDED 9-30-06        1 YEAR   SINCE INCEPTION
---------------------        ------   ---------------
A Shares                      7.39%   13.31% (7-07-03)
A Shares with sales charge    1.25%   11.25% (7-07-03)
B Shares                      6.56%   12.45% (7-07-03)
B Shares with CDSC            1.66%   11.73% (7-07-03)
C Shares                      6.56%   12.45% (7-07-03)
C Shares with CDSC            5.58%   12.45% (7-07-03)

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers and/or reimbursements reduced expenses of the Series and in the absence of such waiver, the performance quoted would be reduced.

PORTFOLIO COMPOSITION BY SECTOR AS OF 9-30-06*

Consumer Discretionary                   (0.36%)
Consumer Staples                          2.80
Energy                                    6.85
Financials                               (8.56)
Health Care                              (0.90)
Industrials                              22.68
Information Technology                    7.84
Materials                                13.22
Telecommunication Services                2.14
Utilities                                 0.04
Exchange Traded Funds                    (0.62)
U.S. Government Sponsored Agencies       40.51
Asset Backed Securities                   0.02
Cash & other assets, less liabilities    14.34
                                        ------
Total net assets                        100.00%
                                        ======

* Securities sold short are netted with long positions in common stocks in the appropriate sectors.


                                        3                See accompanying notes.

                                                            SECURITY EQUITY FUND
Performance Summary                                     ALPHA OPPORTUNITY SERIES
September 30, 2006                                                   (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2006 - September 30, 2006.

ACTUAL EXPENSES

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SERIES EXPENSES

                    BEGINNING      ENDING      EXPENSES
                     ACCOUNT      ACCOUNT        PAID
                      VALUE        VALUE        DURING
                     04-01-06   09-30-06(1)   PERIOD(2)
                    ---------   -----------   ---------
Alpha Opportunity
Series - Class A
   Actual           $1,000.00    $  958.50      $14.83
   Hypothetical      1,000.00     1,009.93       15.22

Alpha Opportunity
Series - Class B
   Actual            1,000.00       954.30       18.47
   Hypothetical      1,000.00     1,006.17       18.96

Alpha Opportunity
Series - Class C
   Actual            1,000.00       954.30       18.47
   Hypothetical      1,000.00     1,006.17       18.96

(1) The actual ending account value is based on the actual total return of the Series for the period from April 1, 2006 to September 30, 2006 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period from April 1, 2006 to September 30, 2006 was (4.15%), (4.57%) and (4.57%), for Class A, B and C shares, respectively.

(2) Expenses are equal to the Series annualized expense ratio (3.02%, 3.77% and 3.77% for Class A, B and C shares, respectively), net of any applicable fee waivers or earnings credits, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Schedule of Investments          Security Equity Fund - Alpha Opportunity Series
September 30, 2006

                                                            SHARES      VALUE
                                                            ------   -----------
COMMON STOCK - 58.3%
AEROSPACE & DEFENSE - 0.3%
Northrop Grumman Corporation                                   700   $    47,649
Raytheon Company                                               700        33,607
                                                                     -----------
                                                                          81,256
                                                                     -----------
AGRICULTURAL PRODUCTS - 2.2%
Archer-Daniels-Midland Company                               6,200       234,856
Bunge, Ltd.                                                  3,900       226,005
Cresud S.A. ADR                                             16,500       224,400
                                                                     -----------
                                                                         685,261
                                                                     -----------
AIRLINES - 2.0%
Alaska Air Group, Inc. *                                     4,900       186,396
Republic Airways Holdings, Inc. *                           10,244       158,987
Southwest Airlines Company                                  17,400       289,884
                                                                     -----------
                                                                         635,267
                                                                     -----------
ALUMINUM - 0.4%
Alcan, Inc.                                                  3,500       139,545
                                                                     -----------
AUTO PARTS & EQUIPMENT - 0.3%
Sauer-Danfoss, Inc.                                          3,700        88,726
                                                                     -----------
BROADCASTING & CABLE TV -0.3%
DIRECTV Group, Inc. *                                        3,400        66,912
Shaw Communications, Inc. (CI.B)                               800        24,016
                                                                     -----------
                                                                          90,928
                                                                     -----------
COAL & CONSUMABLE FUELS - 0.7%
Cameco Corporation                                           6,100       223,077
                                                                     -----------
COMMODITY CHEMICALS - 0.3%
Lyondell Chemical Company                                    2,300        58,351
Nova Chemicals Corporation                                   1,000        30,710
                                                                     -----------
                                                                          89,061
                                                                     -----------
COMMUNICATIONS EQUIPMENT - 3.0%
Black Box Corporation                                          600        23,352
CommScope, Inc. * (1)                                       27,200       893,792
                                                                     -----------
                                                                         917,144
                                                                     -----------
COMPUTER HARDWARE - 0.1%
Sun Microsystems, Inc. *                                     6,700        33,299
                                                                     -----------
CONSTRUCTION & ENGINEERING - 5.2%
Chicago Bridge & Iron Company N.V.                           6,200       149,172
EMCOR Group, Inc. *                                          4,500       246,780
Infrasource Services, Inc. *                                 6,200       108,810
Insituform Technologies, Inc. *                             12,700       308,356
Michael Baker Corporation *                                  5,000       101,800
Quanta Services, Inc. *                                      8,400       141,624
Washington Group International, Inc.                         9,300       547,398
                                                                     -----------
                                                                       1,603,940
                                                                     -----------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS - 2.6%
AGCO Corporation *                                           9,600       243,360
Bucyrus International, Inc.                                  3,500       148,470

                                                            SHARES      VALUE
                                                            ------   -----------
COMMON STOCK (CONTINUED)
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (CONTINUED)
Cummins, Inc.                                                  800   $    95,384
Lindsay Manufacturing Company                                5,300       152,375
Manitowoc Company, Inc.                                      3,700       165,723
                                                                     -----------
                                                                         805,312
                                                                     -----------
DISTILLERS & VINTNERS - 0.0%
MGP Ingredients, Inc.                                          600        12,762
                                                                     -----------
DIVERSIFIED METALS & MINING - 5.4%
Anglo American pic ADR                                       6,100       128,710
BHP Billiton, Ltd. ADR                                       1,300        49,244
Brush Engineered Materials, Inc. *                          10,900       271,083
Eurozinc Mining Corporation *                                4,900        12,054
Freeport-McMoRan Copper & Gold, Inc. (CI.B)                  6,000       319,560
Peru Copper, Inc. *                                         37,900       153,116
Phelps Dodge Corporation                                     3,000       254,100
Rio Tinto plc ADR                                            1,200       227,556
Southern Copper Corporation                                    700        64,750
Teck Cominco, Ltd. (CI.B)                                    1,200        74,988
Titanium Metals Corporation *                                4,200       106,176
                                                                     -----------
                                                                       1,661,337
                                                                     -----------
ELECTRICAL COMPONENTS & EQUIPMENT - 4.7%
American Superconductor Corporation *                       15,500       143,530
Emerson Electric Company (1)                                 7,200       603,792
General Cable Corporation *                                 12,200       466,162
Lamson & Sessions Company *                                  4,200       100,044
Regal-Beloit Corporation                                     3,300       143,550
                                                                     -----------
                                                                       1,457,078
                                                                     -----------
ELECTRONIC EQUIPMENT MANUFACTURERS - 0.7%
Littelfuse, Inc. *                                           5,900       204,730
                                                                     -----------
ELECTRONIC MANUFACTURING SERVICES - 0.4%
Benchmark Electronics, Inc. *                                4,700       126,336
                                                                     -----------
ENVIRONMENTAL & FACILITIES SERVICES - 1.1%
Layne Christensen Company *                                 11,400       325,698
                                                                     -----------
EXCHANGE TRADED FUNDS - 1.6%
Euro Currency Trust                                          1,300       165,217
iShares MSCI Australia Index Fund                            5,300       112,307
PowerShares DB Commodity Index Tracking Fund *               4,000        95,600
Streettracks Gold Trust *                                    2,200       130,768
                                                                     -----------
                                                                         503,892
                                                                     -----------
FERTILIZERS & AGRICULTURAL CHEMICALS - 1.7%
CF Industries Holdings, Inc.                                 4,200        71,694

    The accompanying notes are an integral part of the financial statements.

Schedule of Investments          Security Equity Fund - Alpha Opportunity Series
September 30, 2006 - continued

                                                            SHARES      VALUE
                                                            ------   -----------
COMMON STOCK (CONTINUED)
FERTILIZERS & AGRICULTURAL CHEMICALS (CONTINUED)
Monsanto Company                                               400   $    18,804
Mosaic Company *                                            24,500       414,050
Terra Industries, Inc. *                                     4,100        31,611
                                                                     -----------
                                                                         536,159
                                                                     -----------
FOOD RETAIL - 0.6%
Safeway, Inc.                                                6,400       194,240
                                                                     -----------
HEAVY ELECTRICAL EQUIPMENT - 1.7%
ABB, Ltd. ADR                                               40,300       531,154
                                                                     -----------
INDEPENDENT POWER PRODUCERS & ENERGY
   TRADERS - 0.0%
Dynegy, Inc. *                                               2,100        11,634
                                                                     -----------
INDUSTRIAL CONGLOMERATES - 2.0%
McDermott International, Inc. * (1)                         15,150       633,270
                                                                     -----------
INDUSTRIAL GASES - 0.7%
Air Products & Chemicals, Inc.                               3,300       219,021
                                                                     -----------
INDUSTRIAL MACHINERY - 2.0%
Dynamic Materials Corporation                                1,000        32,420
Timken Company                                               8,300       247,174
Valmont Industries, Inc.                                     6,800       355,300
                                                                     -----------
                                                                         634,894
                                                                     -----------
INTEGRATED TELECOMMUNICATION SERVICES - 0.2%
XO Holdings, Inc. *                                         11,600        56,608
                                                                     -----------
INTERNET SOFTWARE & SERVICES - 0.8%
Valueclick, Inc. *                                          12,600       233,604
                                                                     -----------
MARINE - 1.5%
American Commercial Lines, Inc. *                            7,900       469,655
                                                                     -----------
OIL & GAS EQUIPMENT & SERVICES - 2.6%
Cameron International Corporation * (1)                     11,800       570,058
Input/Output, Inc. *                                         5,100        50,643
National Oilwell Varco, Inc. *                               3,000       175,650
                                                                     -----------
                                                                         796,351
                                                                     -----------
OIL & GAS EXPLORATION & PRODUCTION - 3.6%
Devon Energy Corporation (1)                                13,700       865,155
Kodiak Oil & Gas Corporation *                               6,400        22,336
McMoRan Exploration Company *                               12,300       218,202
                                                                     -----------
                                                                       1,105,693
                                                                     -----------
PAPER PACKAGING - 1.3%
Packaging Corporation of America                             5,000       116,000
Sonoco Products Company                                      8,300       279,212
                                                                     -----------
                                                                         395,212
                                                                     -----------
PAPER PRODUCTS - 1.5%
Aracruz Celulose S.A. ADR                                    1,300        64,701

                                                            SHARES      VALUE
                                                            ------   -----------
COMMON STOCK (CONTINUED)
PAPER PRODUCTS (CONTINUED)
Votorantim Celulose e Papel S.A. ADR                        23,800   $   403,172
                                                                     -----------
                                                                         467,873
                                                                     -----------
PRECIOUS METALS & MINERALS - 0.2%
Silver Standard Resources, Inc. *                            2,300        50,784
                                                                     -----------
SEMICONDUCTORS - 0.3%
Anadigics, Inc. *                                           14,300       102,388
                                                                     -----------
SPECIALTY CHEMICALS - 0.4%
A. Schulman, Inc.                                            2,100        49,371
Nalco Holding Company *                                      3,900        72,228
                                                                     -----------
                                                                         121,599
                                                                     -----------
STEEL - 1.1%
AK Steel Holding Corporation *                              12,400       150,536
Highveld Steel and Vanadium Corporation, Ltd. ADR            3,100        25,947
Mittal Steel Company N.V.                                    1,300        45,162
NN, Inc.                                                     4,880        57,730
Steel Technologies, Inc.                                     3,500        68,705
                                                                     -----------
                                                                         348,080
                                                                     -----------
TECHNOLOGY DISTRIBUTORS - 2.8%
Anixter International, Inc. (1)                             15,600       880,932
                                                                     -----------
WIRELESS TELECOMMUNICATION SERVICES -2.0%
Crown Castle International Corporation *                     8,300       292,492
SBA Communications Corporation *                            12,900       313.857
                                                                     -----------
                                                                         606,349
                                                                     -----------
TOTAL COMMON STOCK
   (Cost $18,418,842)                                                $18,080,149
                                                                     -----------

                                                         PRINCIPAL
                                                          AMOUNT        VALUE
                                                        ----------   -----------
U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES -
   40.5%
Federal Farm Credit Discount Note
   5.07% - 2006 (1)                                     $1,250,000     1,238,404
Federal Home Loan Bank
   5.125% - 2006 (2)                                       825,000       823,003
   5.142% - 2006 (1)                                       425,000       421,416
   5.15% - 2006 (1)                                        550,000       545,517
   5.21% - 2006 (1)                                        600,000       596,880
Federal Home Loan Mortgage Corporation
   5.13% - 2006 (2)                                      1,175,000     1,166,742
   5.141% - 2006 (1)                                       550,000       549,921
   5.23% - 2006 (1)                                        950,000       948,932
Federal National Mortgage Association
   5.10% - 2006 (1)                                        600,000       599,235
   5.14% - 2006 (2)                                        800,000       795,053

    The accompanying notes are an integral part of the financial statements.

Schedule of Investments          Security Equity Fund - Alpha Opportunity Series
September 30, 2006 - continued

                                                        PRINCIPAL
                                                          AMOUNT        VALUE
                                                        ----------   -----------
U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES
   (CONTINUED)
Federal National Mortgage Association (continued)
   5.143% - 2006 (1)                                    $1,000,000   $   989,880
   5.18% - 2006 (1)                                        275,000       275,000
   5.22% - 2006 (1)                                        400,000       398,313
   5.23% - 2006 (2)                                      1,400,000     1,395,474
   5.252% - 2006 (1)                                     1,000,000       997,751
   5.29% - 2006 (1)                                        825,000       824,768
                                                                     -----------
TOTAL U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES
   (Cost $12,563,806)                                                $12,566,289
                                                                     -----------
ASSET BACKED SECURITIES - 0.0%
OTHER - 0.0%
Credit-Based Asset Servicing and Securitization LLC
   2005-CB2, 5.43%, 2036 (1)(3)                              6,276         6,276
                                                                     -----------
TOTAL ASSET BACKED SECURITIES
   (Cost $6,276)                                                     $     6,276
                                                                     -----------
TOTAL INVESTMENTS (SECURITY EQUITY FUND - ALPHA
   OPPORTUNITY SERIES)
   (COST $30,988,924) - 98.8%                                        $30,652,714
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.2%                             364,100
                                                                     -----------
TOTAL NET ASSETS - 100.0%                                            $31,016,814
                                                                     ===========

                        SCHEDULE OF SECURITIES SOLD SHORT
                                SEPTEMBER 30,2006

                 SECURITY EQUITY FUND - ALPHA OPPORTUNITY SERIES

                                                            SHARES      VALUE
                                                            ------   -----------
COMMON STOCK SOLD SHORT - (13.4%)
APPAREL RETAIL - (0.2%)
HOT Topic, Inc. *                                           (5,000)  $   (55,700)
                                                                     -----------
APPAREL, ACCESSORIES & LUXURY GOODS - (0.1%)
Quiksilver, Inc. *                                          (3,000)      (36,450)
                                                                     -----------
COMMERCIAL PRINTING - (0.2%)
John H. Harland Company                                     (1,500)      (54,675)
                                                                     -----------
CONSUMER FINANCE - (0.2%)
Advanta Corporation                                         (1,400)      (47,558)
                                                                     -----------
DATA PROCESSING & OUTSOURCED SERVICES - (0.1%)
BISYS Group, Inc. *                                         (2,000)      (21,720)
                                                                     -----------
DIVERSIFIED BANKS - (0.3%)
Kookmin Bank ADR                                            (1,300)     (101,439)
                                                                     -----------
EXCHANGE TRADED FUNDS - (2.2%)
Consumer Discretionary Select                                 (500)      (17,475)

                                                            SHARES      VALUE
                                                            ------   -----------
COMMON STOCK SOLD SHORT (CONTINUED)
EXCHANGE TRADED FUNDS (CONTINUED)
Financial Select Sector SPDR Fund                           (2,000)  $   (69,320)
Health Care Select Sector SPDR                              (2,500)      (83,000)
iShares Lehman 20+ Year Treasury                            (4,100)     (366,540)
iShares Lehman U.S. Treasury Inflation Protected
   Securities                                                 (900)      (91,035)
Semiconductor HOLDRs Trust                                  (2,000)      (68,580)
                                                                     -----------
                                                                        (695,950)
                                                                     -----------
HEALTH CARE EQUIPMENT - (0.4%)
Hospira, Inc. *                                             (3,000)     (114,810)
Medtronic, Inc.                                               (500)      (23,220)
                                                                     -----------
                                                                        (138,030)
                                                                     -----------
INDUSTRIAL CONGLOMERATES - (0.3%)
Textron, Inc.                                               (1,000)      (87,500)
                                                                     -----------
INVESTMENT BANKING & BROKERAGE - (0.8%)
Lehman Brothers Holdings, Inc.                              (2,000)     (147,720)
Stifel Financial Corporation *                              (3,300)     (104,742)
                                                                     -----------
                                                                        (252,462)
                                                                     -----------
MORTGAGE REIT'S - (0.2%)
New Century Financial Corporation                           (1,500)      (58,965)
                                                                     -----------
MOVIES & ENTERTAINMENT - (0.4%)
Time Warner, Inc.                                           (7,400)     (134,902)
                                                                     -----------
PACKAGED FOODS & MEATS - (0.1%)
WM Wrigley Jr Company                                         (500)      (23,030)
                                                                     -----------
PHARMACEUTICALS - (0.5%)
King Pharmaceuticals, Inc. *                                (2,200)      (37,466)
Teva Pharmaceutical Industries,                             (3,000)     (102,270)
                                                                     -----------
                                                                        (139,736)
                                                                     -----------
REGIONAL BANKS - (5.5%)
Bank of Hawaii Corporation                                  (8,000)     (385,280)
Cathay General Bancorp                                      (3,600)     (129,960)
Central Pacific Financial                                   (1,000)      (36,580)
Commerce Bancorp, Inc.                                      (7,000)     (256,970)
Fifth Third Bancorp                                         (2,000)      (76,160)
First Horizon National Corporation                          (2,000)      (76,020)
Irwin Financial Corporation *                               (7,000)     (136,920)
National City Corporation                                   (4,500)     (164,700)
PNC Financial Services Group, Inc.                          (1,000)      (72,440)
TCF Financial Corporation                                   (2,300)      (60,467)
Zions Bancorporation                                        (4,000)     (319,240)
                                                                     -----------
                                                                      (1,714,737)
                                                                     -----------
SEMICONDUCTORS - (0.2%)
Altera Corporation *                                        (2,500)      (45,950)
                                                                     -----------
SPECIALIZED CONSUMER SERVICES - (0.2%)
H&R Block, Inc.                                             (3,000)      (65,220)
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

Schedule of Investments          Security Equity Fund - Alpha Opportunity Series
September 30, 2006 - continued

                                                            SHARES      VALUE
                                                            ------   -----------
COMMON STOCK SOLD SHORT (CONTINUED)
THRIFTS & MORTGAGES FINANCE - (1.5%)
Accredited Home Lenders Holding                             (2,000)  $  (71,880)
BankAtlantic Bancorp, Inc.                                  (4,000)     (56,880)
Countrywide Financial Corporation                           (3,500)    (122,640)
Sovereign Bancorp, Inc.                                       (500)     (10,755)
Washington Mutual, Inc.                                     (5,000)    (217,350)
                                                                     -----------
                                                                        (479,505)
                                                                     -----------
TOTAL COMMON STOCK
   (Proceeds $4,059,520)                                             $(4,153,529)
                                                                     -----------
TOTAL SECURITIES SOLD SHORT (SECURITY EQUITY FUND - ALPHA
   OPPORTUNITY SERIES) (PROCEEDS $4,059,520)                         $(4,153,529)
                                                                     ===========

Footnotes

Percentages are stated as a percent of net assets.

For federal income tax purposes the identified cost of investments owned at 9/30/2006 was $31,154,326.

*   - Non-income producing security

(1) - Security is segregated as collateral for open futures contracts.

(2) - Security is segregated as collateral for short positions.

(3) - Variable rate security. Rate indicated is rate effective at September 30, 2006.

Glossary:

ADR   - American Depositary Receipt

plc   - Public Limited Company

See notes to financial statements.

    The accompanying notes are an integral part of the financial statements.

                                                            SECURITY EQUITY FUND
                                                        ALPHA OPPORTUNITY SERIES

Statement of Assets and Liabilities
September 30, 2006

ASSETS:
Investments, at value(1) .........................................   $30,652,714
Cash .............................................................     4,406,732
Receivables:
   Fund shares sold ..............................................        25,016
   Securities sold ...............................................     2,829,646
   Dividends .....................................................         8,508
Prepaid expenses .................................................        13,425
                                                                     -----------
Total assets .....................................................    37,936,041
                                                                     -----------
LIABILITIES:
Common stock sold short, at value(2) .............................     4,153,529
Payable for:
   Securities purchased ..........................................     2,601,359
   Security Management Company ...................................         6,154
   Fund shares redeemed ..........................................        37,377
   Variation margin in futures ...................................        18,050
   Dividends on common stock sold short ..........................         6,027
   Management fees ...............................................        52,698
   Custodian fees ................................................         5,000
   Transfer agent and administration fees ........................         7,199
   Professional fees .............................................        16,410
   12b-1 distribution plan fees ..................................        12,774
   Directors' fees ...............................................           150
   Other .........................................................         2,500
                                                                     -----------
Total liabilities ................................................     6,919,227
                                                                     -----------
NET ASSETS .......................................................   $31,016,814
                                                                     ===========
NET ASSETS CONSIST OF:
Paid in capital ..................................................   $29,274,655
Accumulated undistributed net investment loss ....................          (103)
Accumulated undistributed net realized gain on sale of
   investments, securities sold short and futures ................     1,988,878
Net unrealized depreciation in value of investments, securities
   sold short and futures ........................................      (246,616)
                                                                     -----------
Net assets .......................................................   $31,016,814
                                                                     ===========
CLASS A:
Capital shares outstanding
   (unlimited number of shares authorized) .......................     1,684,625
Net assets .......................................................   $20,594,420
Net asset value and redemption price per share ...................   $     12.23
                                                                     ===========
Maximum offering price per share
   (net asset value divided by 94.25%) ...........................   $     12.98
                                                                     ===========
CLASS B:
Capital shares outstanding
   (unlimited number of shares authorized) .......................       407,218
Net assets .......................................................   $ 4,846,328
Net asset value, offering and redemption price per share
   (excluding any applicable contingent deferred sales charge) ...   $     11.90
                                                                     ===========
CLASS C:
Capital shares outstanding
   (unlimited number of shares authorized) .......................       468,481
Net assets .......................................................   $ 5,576,066
Net asset value, offering and redemption price per share
   (excluding any applicable contingent deferred sales charge) ...   $     11.90
                                                                     ===========
(1)Investments, at cost ..........................................   $30,988,925
(2)Common stock sold short, at proceeds ..........................     4,059,520

Statement of Operations
For the Year Ended September 30, 2006

INVESTMENT INCOME:
   Dividends .....................................................   $  193,465
   Interest ......................................................      513,871
                                                                     ----------
   Total investment income .......................................      707,336
                                                                     ----------
EXPENSES:
   Management fees ...............................................      613,927
   Custodian fees ................................................       39,243
   Transfer agent/maintenance fees ...............................       28,768
   Administration fees ...........................................       45,721
   Directors' fees ...............................................          746
   Professional fees .............................................       36,078
   Reports to shareholders .......................................        8,628
   Registration fees .............................................       30,739
   Other expenses ................................................        2,278
   Dividends on securities sold short ............................       18,602
   12b-1 distribution plan fees - Class A ........................       44,067
   12b-1 distribution plan fees - Class B ........................       45,372
   12b-1 distribution plan fees - Class C ........................       57,997
                                                                     ----------
   Total expenses ................................................      972,166
   Less:
      Reimbursement of expenses - Class A ........................      (17,045)
      Reimbursement of expenses - Class B ........................       (4,738)
      Reimbursement of expenses - Class C ........................       (6,514)
      Earnings credits ...........................................      (24,088)
                                                                     ----------
   Net expenses ..................................................      919,781
                                                                     ----------
   Net investment loss ...........................................     (212,445)
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the period on:
   Investments ...................................................    1,904,920
   Securities sold short .........................................     (102,361)
   Futures .......................................................      487,716
                                                                     ----------
   Net realized gain .............................................    2,290,275
                                                                     ----------
Net unrealized appreciation (depreciation) during the period on:
   Investments ...................................................     (547,156)
   Securities sold short .........................................      (94,009)
   Futures .......................................................      126,874
                                                                     ----------
   Net unrealized depreciation ...................................     (514,291)
                                                                     ----------
   Net gain ......................................................    1,775,984
                                                                     ----------
   Net increase in net assets resulting from operations ..........   $1,563,539
                                                                     ==========


                                        9                See accompanying notes.

                                                            SECURITY EQUITY FUND
Statement of Changes in Net Assets                      ALPHA OPPORTUNITY SERIES

                                                           YEAR ENDED           YEAR ENDED
                                                       SEPTEMBER 30, 2006   SEPTEMBER 30, 2005
                                                       ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment loss .............................      $  (212,445)         $  (252,493)
   Net realized gain during the period on
      investments, futures and securities
      sold short ...................................        2,290,275            2,310,074
   Net unrealized appreciation (depreciation) during
      the period on investments, futures and
      securities sold short ........................         (514,291)             144,528
                                                          -----------          -----------
   Net increase in net assets resulting from
      operations ...................................        1,563,539            2,202,109
                                                          -----------          -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gain
      Class A ......................................       (1,193,077)            (604,730)
      Class B ......................................         (346,675)            (202,618)
      Class C ......................................         (438,798)            (478,033)
                                                          -----------          -----------
   Total distributions to shareholders .............       (1,978,550)          (1,285,381)
                                                          -----------          -----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares
      Class A ......................................        7,974,133           11,459,073
      Class B ......................................          988,390            1,533,972
      Class C ......................................        1,340,669            4,544,101
   Distributions reinvested
      Class A ......................................        1,170,685              591,209
      Class B ......................................          343,297              202,336
      Class C ......................................          380,745              269,335
   Cost of shares redeemed
      Class A ......................................       (2,922,942)          (4,559,666)
      Class B ......................................         (512,280)            (107,116)
      Class C ......................................       (3,871,410)            (332,772)
                                                          -----------          -----------
   Net increase from capital share transactions ....        4,891,287           13,600,472
                                                          -----------          -----------
   Net increase in net assets ......................        4,476,276           14,517,200
                                                          -----------          -----------
NET ASSETS:
   Beginning of period .............................       26,540,538           12,023,338
                                                          -----------          -----------
   End of period ...................................      $31,016,814          $26,540,538
                                                          ===========          ===========
   Accumulated undistributed net investment loss at
      end of period ................................      $      (103)         $        --
                                                          ===========          ===========
CAPITAL SHARE ACTIVITY:
   Shares sold
      Class A ......................................          641,932              970,012
      Class B ......................................           81,728              130,674
      Class C ......................................          110,434              378,831
   Shares reinvested
      Class A ......................................           99,888               50,401
      Class B ......................................           29,904               17,458
      Class C ......................................           33,166               23,238
   Shares redeemed
      Class A ......................................         (239,609)            (393,904)
      Class B ......................................          (42,378)              (9,111)
      Class C ......................................         (318,091)             (28,119)


                                       10                See accompanying notes.

                                                            SECURITY EQUITY FUND
Financial Highlights                                    ALPHA OPPORTUNITY SERIES
Selected data for each share of capital stock outstanding throughout each period

                                                                 YEAR ENDED SEPTEMBER 30,
                                                      --------------------------------------------
CLASS A                                                 2006       2005      2004        2003(e)
-------                                               -------    -------    ------    ------------
PER SHARE DATA
Net asset value, beginning of period                  $ 12.37    $ 11.79    $10.21       $10.00
                                                      -------    -------    ------       ------
Income (loss) from investment operations:
Net investment loss(c)                                  (0.06)     (0.10)    (0.16)       (0.03)
Net gain on securities (realized and unrealized)         0.93       1.50      2.33         0.24
                                                      -------    -------    ------       ------
Total from investment operations                         0.87       1.40      2.17         0.21
                                                      -------    -------    ------       ------
Less distributions:
Distributions from realized gains                       (1.01)     (0.82)    (0.59)          --
                                                      -------    -------    ------       ------
Total distributions                                     (1.01)     (0.82)    (0.59)          --
                                                      -------    -------    ------       ------
Net asset value, end of period                        $ 12.23    $ 12.37    $11.79       $10.21
                                                      =======    =======    ======       ======
TOTAL RETURN(a)                                          7.39%     12.26%    21.68%        2.10%
                                                      -------    -------    ------       ------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)              $20,595    $14,622    $6,556       $2,935
                                                      -------    -------    ------       ------
Ratios to average net assets:
Net investment loss                                     (0.50%)    (0.83%)   (1.48%)      (1.35%)
Total expenses(b)                                        3.20%      2.94%     3.57%        3.25%
Net expenses(d)                                          3.01%      2.86%     2.78%        2.75%
Expenses prior to custodian earnings credits and
   net of expense waivers                                3.10%      2.86%     2.79%        2.75%
Net expenses prior to performance fee adjustment(f)      2.82%      2.78%     2.78%        2.75%
                                                      -------    -------    ------       ------
Portfolio turnover rate                                 1,302%     1,502%    1,175%         867%

                                                                 YEAR ENDED SEPTEMBER 30,
                                                      -------------------------------------------
CLASS B                                                2006      2005      2004        2003(e)
-------                                               ------    ------    ------    -------------
PER SHARE DATA
Net asset value, beginning of period                  $12.15    $11.68    $10.20       $10.00
                                                      ------    ------    ------       ------
Income (loss) from investment operations:
Net investment loss(c)                                 (0.15)    (0.18)    (0.25)       (0.05)
Net gain on securities (realized and unrealized)        0.91      1.47      2.32         0.25
                                                      ------    ------    ------       ------
Total from investment operations                        0.76      1.29      2.07         0.20
                                                      ------    ------    ------       ------
Less distributions:
Distributions from realized gains                      (1.01)    (0.82)    (0.59)          --
                                                      ------    ------    ------       ------
Total distributions                                    (1.01)    (0.82)    (0.59)          --
                                                      ------    ------    ------       ------
Net asset value, end of period                        $11.90    $12.15    $11.68       $10.20
                                                      ======    ======    ======       ======
TOTAL RETURN(a)                                         6.56%    11.39%    20.68%        2.00%
                                                      ------    ------    ------       ------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)              $4,846    $4,106    $2,324       $1,731
                                                      ------    ------    ------       ------
Ratios to average net assets:
Net investment loss                                    (1.24%)   (1.60%)   (2.25%)      (2.11%)
Total expenses(b)                                       3.95%     3.69%     4.29%        4.01%
Net expenses(d)                                         3.76%     3.61%     3.53%        3.50%
Expenses prior to custodian earnings credits and
   net of expense waivers                               3.85%     3.61%     3.53%        3.50%
Net expenses prior to performance fee adjustment(f)     3.57%     3.53%     3.53%        3.50%
                                                      ------    ------    ------       ------
Portfolio turnover rate                                1,302%    1,502%    1,175%         867%


                                       11                See accompanying notes.

                                                            SECURITY EQUITY FUND
Financial Highlights                                    ALPHA OPPORTUNITY SERIES
Selected data for each share of capital stock outstanding throughout each period

                                                                YEAR ENDED SEPTEMBER 30,
                                                      -------------------------------------------
CLASS C                                                2006      2005      2004        2003(e)
-------                                               ------    ------    ------    -------------
PER SHARE DATA
Net asset value, beginning of period                  $12.15    $11.68    $10.20       $10.00
                                                      ------    ------    ------       ------
Income (loss) from investment operations:
Net investment loss(c)                                 (0.15)    (0.18)    (0.25)       (0.05)
Net gain on securities (realized and unrealized)        0.91      1.47      2.32         0.25
                                                      ------    ------    ------       ------
Total from investment operations                        0.76      1.29      2.07         0.20
                                                      ------    ------    ------       ------
Less distributions:
Distributions from realized gains                      (1.01)    (0.82)    (0.59)          --
                                                      ------    ------    ------       ------
Total distributions                                    (1.01)    (0.82)    (0.59)          --
                                                      ------    ------    ------       ------
Net asset value, end of period                        $11.90    $12.15    $11.68       $10.20
                                                      ======    ======    ======       ======
TOTAL RETURN(a)                                         6.56%    11.39%    20.68%        2.00%
                                                      ------    ------    ------       ------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)              $5,576    $7,813    $3,143       $1,723
                                                      ------    ------    ------       ------
Ratios to average net assets:
Net investment loss                                    (1.18%)   (1.58%)   (2.24%)      (2.11%)
Total expenses(b)                                       3.95%     3.68%     4.30%        4.01%
Net expenses(d)                                         3.75%     3.61%     3.53%        3.50%
Expenses prior to custodian earnings credits and
   net of expense waivers                               3.83%     3.61%     3.53%        3.50%
Net expenses prior to performance fee adjustment(f)     3.57%     3.53%     3.53%        3.50%
                                                      ------    ------    ------       ------
Portfolio turnover rate                                1,302%    1,502%    1,175%         867%

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C shares.

(b) Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager and custodian earnings credits.

(c) Net investment loss was computed using average shares outstanding throughout the period.

(d) Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

(e) Security Alpha Opportunity Series was initially capitalized on July 7, 2003 with a net asset value of $10 per share. Percentage amounts for the period, except total return, have been annualized.

(f) Net expenses prior to performance fee adjustment reflect ratios after voluntary expense waivers, reimbursements, custodian earnings credits, and before performance fee adjustments, as applicable.


                                       12                See accompanying notes.

                      This page left blank intentionally.

                                                            SECURITY EQUITY FUND
Manager's Commentary                                               EQUITY SERIES
November 15, 2006                                                    (unaudited)

                                              (SECURITY BENEFIT(SM) LOGO)
                                            Security Management Company, LLC

                                       Adviser, Security Management Company, LLC

                            (PHOTO OF MARK MITCHELL)
                                 Mark Mitchell
                            Senior Portfolio Manager

TO OUR SHAREHOLDERS:

Security Equity Fund Equity Series returned 7.88%(1) in the period, lagging the benchmark S&P 500 Index's return of 10.79% and the Series' peer group median return of 9.13%. Over the past few years, higher beta, smaller capitalization companies have helped drive equity market higher. In such environment, we tend to under perform. We still believe the market is not yet recognizing the potential in several high quality large capitalization companies. We believe that our approach will deliver good performance over a long-term investment horizon.

Our investment philosophy is centered around three key tenants: first, we believe good investments are purchased at less than their intrinsic value, second, a long-term approach and patience are critical to successful investing, and last, we concentrate our investments in companies that have the greatest return potential.

Our process is a bottom-up, research-driven investment process that attempts to identify companies that have a competitive advantage or have the ability to become more competitive in the future. We focus on owning these companies for three to five years or longer, which we believe differentiates us from a majority of our peers and ultimately allows us to make better investment decisions. We buy these companies when their current price trades below their intrinsic value. We closely monitor each company's progress. We will sell a company if the valuation no longer makes sense, if we've made a mistake and our investment thesis is no longer valid, or if we have a more attractive investment alternative. For this Series, we apply this philosophy to a broad range of both growth and value names.

FINANCIAL, MATERIALS, AND INDUSTRIAL STOCKS TOP PERFORMERS

The Series' financial holdings were up 34% compared to 20% for the index with our position in First Marblehead Corporation up over 200%. Ill-placed, short-term concerns over the company's competitive position offered us an excellent opportunity to take a position in this leading student lending company. First Marblehead Corporation maintains its competitive advantage with its loan underwriting capability, superior economics, and value-added services.

The materials sector was up 35%. This was driven by Praxair, Inc., up 25% and Alcoa, Inc., up 34%. Both companies benefited from continued strong global demand for commodity-related products.

Several companies in the industrial sector performed well including FedEx Corporation, up 25%, and General Dynamics Corporation, up 21%. FedEx Corporation continued to show operational improvements and experienced solid demand as a result of global economic growth. General Dynamics Corporation experienced strong results in its defense-related and corporate aircraft segments.

ENERGY AND TELECOM DISAPPOINTING

The Series was negatively impacted by the energy sector, which was down more than 9% overall. This was driven in part by Evergreen Energy, Inc., down more than 19% (previously known as KFx) and Halliburton Company, down 16%. Evergreen Energy was hurt by concerns over the viability of the initial production results of its proprietary clean coal technology. Halliburton was impacted more generally by the recent exodus from oil-services-related names as a result of a weakening energy commodity market.

The telecom sector in the benchmark was up more than 25%, while our sector return was down 18%. Not owning AT&T, up 43%, and Bell South, up 69%, negatively impacted the Series. We've avoided these names because we believe it's very difficult to determine which, if any, company will be able to create a lasting competitive advantage that allows it to generate acceptable returns on the significant capital expenditures required to build out its services offerings.

Our position in Sprint Nextel Corporation, down 17%, hurt the Series' performance. Concerns over the integration of Nextel and lack of improvement in its core legacy operations attributed to the weakness. We still believe in management's ability to show steady improvement as demonstrated by the spin-off of its slower-growing wire line business.

                                                            SECURITY EQUITY FUND
Manager's Commentary                                               EQUITY SERIES
November 15, 2006                                                    (unaudited)

2007 MARKET OUTLOOK

The current low return investment environment has continued to make available ample liquidity in the U.S. equity market. Falling energy prices have helped increase consumer confidence and provide support to corporate profit margins through lower raw material input prices. Additionally, businesses continue to have very healthy balance sheets to help drive future growth initiatives.

As we noted in last year's shareholder letter, we've been concerned about a slowdown in U.S. consumer spending for some time. This concern has yet to materialize, but we still think it will happen. Lower energy prices will help; however, higher interest rates and a housing market slowdown provide likely headwinds. The Federal Reserve is walking a fine line between managing inflation risks while supporting economic growth. We're unsure, like most investors, what the Fed's next move will be. This uncertainty will weigh on the market until it's resolved.

We believe that investing is a long-term pursuit that requires patience and a consistent approach. Dollar cost averaging is a sound way to build long-term value. We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.

Sincerely,


Mark Mitchell
Senior Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

                                                            SECURITY EQUITY FUND
Performance Summary                                                EQUITY SERIES
September 30, 2006                                                   (unaudited)

PERFORMANCE

SECURITY EQUITY SERIES VS. S&P 500 INDEX

                              (PERFORMANCE GRAPH)

Equity Series

 9/30/96    9,425.00
12/31/96    9,859.94
 3/31/97    9,928.41
 6/30/97   11,612.81
 9/30/97   12,448.17
12/31/97   12,778.33
 3/31/98   14,603.80
 6/30/98   15,056.40
 9/30/98   13,366.70
12/31/98   16,160.49
 3/31/99   16,322.42
 6/30/99   17,229.23
 9/30/99   16,128.11
12/31/99   17,936.00
 3/31/00   18,120.39
 6/30/00   17,600.75
 9/30/00   17,198.45
12/31/00   15,689.54
 3/31/01   13,713.67
 6/30/01   14,633.13
 9/30/01   12,442.08
12/31/01   13,831.05
 3/31/02   13,752.80
 6/30/02   11,737.81
 9/30/02    9,957.57
12/31/02   10,564.03
 3/31/03   10,270.58
 6/30/03   11,542.18
 9/30/03   11,698.68
12/31/03   12,775.01
 3/31/04   12,912.17
 6/30/04   13,088.51
 9/30/04   12,735.83
12/31/04   13,717.46
 3/31/05   13,277.67
 6/30/05   13,382.38
 9/30/05   13,780.29
12/31/05   14,237.23
 3/31/06   14,758.10
 6/30/06   14,454.26
 9/30/06   14,866.62

S&P 500 INDEX

09/30/96   10,000.00
12/31/96   10,834.02
03/31/97   11,124.13
06/30/97   13,066.42
09/30/97   14,046.29
12/31/97   14,450.11
03/31/98   16,465.91
06/30/98   17,009.80
09/30/98   15,317.18
12/31/98   18,577.97
03/31/99   19,506.31
06/30/99   20,880.99
09/30/99   19,576.84
12/31/99   22,489.58
03/31/00   23,006.47
06/30/00   22,396.39
09/30/00   22,179.76
12/31/00   20,445.88
03/31/01   18,022.90
06/30/01   19,078.27
09/30/01   16,279.61
12/31/01   18,020.24
03/31/02   18,069.22
06/30/02   15,648.99
09/30/02   12,946.29
12/31/02   14,039.68
03/31/03   13,597.51
06/30/03   15,690.58
09/30/03   16,105.85
12/31/03   18,068.47
03/31/04   18,374.99
06/30/04   18,691.81
09/30/04   18,341.37
12/31/04   20,034.97
03/31/05   19,603.36
06/30/05   19,870.22
09/30/05   20,587.26
12/31/05   21,014.96
03/31/06   21,898.31
06/30/06   21,582.80
09/30/06   22,807.09

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Equity Series on September 30, 1996, reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The S&P 500 Index is a capitalization weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.

AVERAGE ANNUAL RETURNS

                                                             SINCE
PERIODS ENDED 9-30-06        1 YEAR   5 YEARS   10 YEARS   INCEPTION
---------------------        ------   -------   --------   ---------
A Shares                      7.88%    3.62%      4.70%        --
A Shares with sales charge    1.70%    2.40%      4.08%        --
B Shares                      7.16%    2.81%      3.93%        --
B Shares with CDSC            2.16%    2.45%      3.93%        --
C Shares                      7.10%    2.82%       N/A      (2.13%)
                                                           (1-29-99)
C Shares with CDSC            6.10%    2.82%       N/A      (2.13%)
                                                           (1-29-99)

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.

PORTFOLIO COMPOSITION BY SECTOR AS OF 9-30-06

Consumer Discretionary                    9.66%
Consumer Staples                         10.78
Energy                                   11.82
Financials                               19.86
Health Care                              17.54
Industrials                              15.36
Information Technology                    9.31
Materials                                 2.33
Telecommunication Services                1.69
Commercial Paper                          1.63
Repurchase Agreement                      0.05
Liabilities in excess of other assets    (0.03)
                                        ------
Total net assets                        100.00%
                                        ======


                                       16                See accompanying notes.

                                                            SECURITY EQUITY FUND
Performance Summary                                                EQUITY SERIES
September 30, 2006                                                   (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2006 - September 30, 2006.

ACTUAL EXPENSES

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SERIES EXPENSES

                                             ENDING
                            BEGINNING       ACCOUNT       EXPENSES
                          ACCOUNT VALUE      VALUE      PAID DURING
                             04-01-06     09-30-06(1)    PERIOD(2)
                          -------------   -----------   -----------
Equity Series - Class A
   Actual                   $1,000.00      $1,007.40       $ 6.79
   Hypothetical              1,000.00       1,018.30         6.83

Equity Series - Class B
   Actual                    1,000.00       1,005.00        10.56
   Hypothetical              1,000.00       1,014.54        10.61

Equity Series - Class C
   Actual                    1,000.00       1,004.70        10.55
   Hypothetical              1,000.00       1,014.54        10.61

(1) The actual ending account value is based on the actual total return of the Series for the period from April 1, 2006 to September 30, 2006 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period from April 1, 2006 to September 30, 2006 was 0.74%, 0.50% and 0.47%, for Class A, B and C shares, respectively.

(2) Expenses are equal to the Series annualized expense ratio (1.35%, 2.10% and 2.10% for Class A, B and C shares, respectively) multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Schedule of Investments                     Security Equity Fund - Equity Series
September 30, 2006

                                                          SHARES        VALUE
                                                        ---------   ------------
COMMON STOCK - 98.3%
AEROSPACE & DEFENSE - 3.9%
General Dynamics Corporation                              173,800   $ 12,456,246
L-3 Communications Holdings, Inc.                          42,000      3,289,860
                                                                    ------------
                                                                      15,746,106
                                                                    ------------
AIR FREIGHT & LOGISTICS - 2.9%
FedEx Corporation                                         107,700     11,704,836
                                                                    ------------
BIOTECHNOLOGY - 3.5%
Amgen, Inc. *                                             195,200     13,962,656
                                                                    ------------
BROADCASTING & CABLE TV - 2.3%
CBS Corporation (CI.B)                                    158,100      4,453,677
Univision Communications, Inc. *                          142,200      4,883,148
                                                                    ------------
                                                                       9,336,825
                                                                    ------------
COAL & CONSUMABLE FUELS - 2.2%
Evergreen Energy, Inc. *                                  857,800      9,015,478
                                                                    ------------
COMMUNICATIONS EQUIPMENT - 1.7%
ADC Telecommunications, Inc. *                            447,757      6,716,355
                                                                    ------------
CONSTRUCTION & ENGINEERING - 1.7%
Shaw Group, Inc. *                                        293,300      6,933,612
                                                                    ------------
CONSUMER FINANCE - 7.3%
American Express Company                                  193,850     10,871,108
First Marblehead Corporation (1)                          267,100     18,499,346
                                                                    ------------
                                                                      29,370,454
                                                                    ------------
DATA PROCESSING & OUTSOURCED SERVICES - 2.2%
First Data Corporation                                    208,100      8,740,200
                                                                    ------------
DRUG RETAIL - 3.1%
CVS Corporation                                           393,200     12,629,584
                                                                    ------------
HEALTH CARE EQUIPMENT - 4.1%
Zimmer Holdings, Inc. *                                   247,000     16,672,500
                                                                    ------------
HEALTH CARE SERVICES - 2.0%
Medco Health Solutions, Inc. *                            133,650      8,033,701
                                                                    ------------
HOME IMPROVEMENT RETAIL - 2.4%
Home Depot, Inc.                                          273,100      9,905,337
                                                                    ------------
HOTELS, RESORTS & CRUISE LINES - 2.5%
Carnival Corporation                                      216,500     10,181,995
                                                                    ------------
HYPERMARKETS & SUPER CENTERS - 5.7%
Costco Wholesale Corporation                              226,300     11,242,584
Wal-Mart Stores, Inc.                                     240,200     11,846,664
                                                                    ------------
                                                                      23,089,248
                                                                    ------------
INDUSTRIAL CONGLOMERATES - 6.9%
General Electric Company (1)                              474,400     16,746,320
Tyco International, Ltd.                                  394,300     11,036,457
                                                                    ------------
                                                                      27,782,777
                                                                    ------------
INDUSTRIAL GASES - 2.3%
Praxair, Inc.                                             160,000      9,465,600
                                                                    ------------

                                                          SHARES        VALUE
                                                        ---------   ------------
COMMON STOCK (CONTINUED)
INTEGRATED OIL & GAS - 6.1%                               128,500    $ 8,334,510
Chevron Corporation
ConocoPhillips                                              8,500        506,005
Exxon Mobil Corporation                                   229,700     15,412,870
Sasol, Ltd. ADR                                            15,600        513,084
                                                                    ------------
                                                                      24,766,469
                                                                    ------------
IT CONSULTING & OTHER SERVICES - 2.1%
Unisys Corporation *                                    1,488,000      8,422,080
                                                                    ------------
MANAGED HEALTH CARE - 5.0%
UnitedHealth Group, Inc.                                  162,000      7,970,400
WellPoint, Inc. *                                         156,700     12,073,735
                                                                    ------------
                                                                      20,044,135
                                                                    ------------
MOVIES & ENTERTAINMENT - 2.4%
Time Warner, Inc.                                         528,000      9,625,440
                                                                    ------------
MULTI-LINE INSURANCE - 4.6%
American International Group, Inc.                        282,500     18,718,450
                                                                    ------------
OIL & GAS DRILLING - 0.7%
Transocean, Inc. * (1)                                     36,200      2,650,926
                                                                    ------------
OIL & GAS EQUIPMENT & SERVICES - 2.8%
BJ Services Company                                       125,500      3,781,315
Halliburton Company                                       267,000      7,596,150
                                                                    ------------
                                                                      11,377,465
                                                                    ------------
OTHER DIVERSIFIED FINANCIAL SERVICES - 4.7%
Citigroup, Inc.                                           244,600     12,149,282
JPMorgan Chase & Company                                  150,600      7,072,176
                                                                    ------------
                                                                      19,221,458
                                                                    ------------
PACKAGED FOODS & MEATS - 1.9%
Tyson Foods, Inc. (1)                                     496,900      7,890,772
                                                                    ------------
PHARMACEUTICALS - 3.0%
Johnson & Johnson                                         189,000     12,273,660
                                                                    ------------
PROPERTY & CASUALTY INSURANCE - 3.2%
Berkshire Hathaway, Inc. *                                    136     13,028,800
                                                                    ------------
SYSTEMS SOFTWARE - 3.4%
Microsoft Corporation                                     505,300     13,809,849
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES - 1.7%
Sprint Nextel Corporation                                 399,700      6,854,855
                                                                    ------------
TOTAL COMMON STOCK
   (Cost $324,176,610)                                              $397,971,623
                                                                    ------------

    The accompanying notes are an integral part of the financial statements.

Schedule of Investments                     Security Equity Fund - Equity Series
September 30, 2006 - continued

                                                        PRINCIPAL
                                                          AMOUNT        VALUE
                                                        ---------   ------------
ASSET BACKED COMMERCIAL PAPER - 0.9%
MISC. RECEIVABLES - 0.3%
Fairway Finance Corporation
   5.257%, 10/5/2006                                    1,100,000   $  1,099,355
                                                                    ------------
TRADE RECEIVABLES - 0.6%
Old Line Funding LLC
   5.25%, 10/3/2006                                     1,280,000      1,279,627
Sheffield Receivables Corporation
   5.26%, 10/4/2006                                     1,300,000      1,299,430
                                                                    ------------
                                                                       2,579,057
                                                                    ------------
TOTAL ASSET BACKED COMMERCIAL
   PAPER (Cost $3,678,412)                                          $  3,678,412
                                                                    ------------
COMMERCIAL PAPER - 0.7%
BANKING - 0.4%
UBS Finance (DE) LLC
   5.25%, 10/2/2006                                     1,600,000      1,599,767
                                                                    ------------
METALS & MINING - 0.3%
Alcoa, Inc.
   5.34%, 10/6/2006                                     1,300,000      1,299,036
                                                                    ------------
TOTAL COMMERCIAL PAPER
   (Cost $2,898,803)                                                $  2,898,803
                                                                    ------------
REPURCHASE AGREEMENT - 0.1%
United Missouri Bank, 4.88%,
   dated 09-29-06, matures
   10-02-06; repurchase amount
   of $226,092 (Collateralized
   by FHLB, 2.625%, 05-15-07 with a
   value of $232,665)                                   $ 226,000   $    226,000
                                                                    ------------
TOTAL REPURCHASE AGREEMENT
   (Cost $226,000)                                                  $    226,000
                                                                    ------------
TOTAL INVESTMENTS (SECURITY EQUITY FUND -
   EQUITY SERIES)
   (COST $330,979,825) - 100.0%                                     $404,774,838
LIABILITIES IN EXCESS OF OTHER ASSETS - 0.0%                            (132,986)
                                                                    ------------
TOTAL NET ASSETS - 100.0%                                           $404,641,852
                                                                    ============

Footnotes

Percentages are stated as a percent of net assets.

For federal income tax purposes the identified cost of investments owned at 9/30/2006 was $330,979,825.

*    - Non-income producing security

(1)  - Security is segregated as collateral for open written options contracts.

Glossary:

ADR  - American Depositary Receipt

See notes to financial statements.

    The accompanying notes are an integral part of the financial statements.

                                                            SECURITY EQUITY FUND
                                                                   EQUITY SERIES

Statement of Assets and Liabilities
September 30, 2006

ASSETS:
Investments, at value(1) ........................................   $404,774,838
Receivables:
   Securities sold ..............................................        815,646
   Fund shares sold .............................................        307,413
   Dividends ....................................................        178,674
Prepaid expenses ................................................         24,086
                                                                    ------------
Total assets ....................................................    406,100,657
                                                                    ------------
LIABILITIES:
Cash overdraft ..................................................             33
Payable for:
   Securities purchased .........................................         67,557
   Fund shares redeemed .........................................        260,747
   Written options, at value (premiums received, $463,009) ......        627,810
   Management fees ..............................................        246,802
   Transfer agent and administration fees .......................         67,729
   Professional fees ............................................         51,100
   12b-1 distribution plan fees .................................        102,777
   Directors' fees ..............................................          3,000
   Other ........................................................         31,250
                                                                    ------------
Total liabilities ...............................................      1,458,805
                                                                    ------------
NET ASSETS ......................................................   $404,641,852
                                                                    ============
NET ASSETS CONSIST OF:
Paid in capital .................................................   $298,037,716
Accumulated undistributed net realized gain on sale of
   investments and options written ..............................     32,973,924
Net unrealized appreciation in value of investments and options
   written ......................................................     73,630,212
                                                                    ------------
Net assets ......................................................   $404,641,852
                                                                    ============
CLASS A:
Capital shares outstanding (unlimited number
   of shares authorized) ........................................     54,136,170
Net assets ......................................................   $371,006,110
Net asset value and redemption price per share ..................   $       6.85
                                                                    ============
Maximum offering price per share (net asset value divided by
   94.25%) ......................................................   $       7.27
                                                                    ============
CLASS B:
Capital shares outstanding (unlimited number of shares
   authorized) ..................................................      4,610,711
Net assets ......................................................   $ 27,841,473
Net asset value, offering and redemption price per share
   (excluding any applicable contingent deferred sales charge) ..   $       6.04
                                                                    ============
CLASS C:
Capital shares outstanding (unlimited number of shares
   authorized) ..................................................        906,930
Net assets ......................................................   $  5,794,269
Net asset value, offering and redemption price per share
   (excluding any applicable contingent deferred sales charge) ..   $       6.39
                                                                    ============
(1)Investments, at cost .........................................   $330,979,825

Statement of Operations
For the Year Ended September 30, 2006

INVESTMENT INCOME:
   Dividends ....................................................   $  4,840,662
   Interest .....................................................        266,261
                                                                    ------------
   Total investment income ......................................      5,106,923
                                                                    ------------
EXPENSES:
   Management fees ..............................................      3,046,388
   Custodian fees ...............................................         24,962
   Transfer agent/maintenance fees ..............................        704,156
   Administration fees ..........................................        383,797
   Directors' fees ..............................................         10,933
   Professional fees ............................................         66,197
   Reports to shareholders ......................................        106,122
   Registration fees ............................................         41,180
   Other expenses ...............................................         26,125
   12b-1 distribution plan fees - Class A .......................        913,140
   12b-1 distribution plan fees - Class B .......................        350,900
   12b-1 distribution plan fees - Class C .......................         58,394
                                                                    ------------
   Total expenses ...............................................      5,732,294
                                                                    ------------
   Net investment loss ..........................................       (625,371)
                                                                    ------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain during the period on:
   Investments ..................................................     40,438,617
   Options written ..............................................      1,141,486
                                                                    ------------
   Net realized gain ............................................     41,580,103
                                                                    ------------
Net unrealized appreciation (depreciation) during the period on:
   Investments ..................................................     (9,013,023)
   Options written ..............................................       (200,603)
                                                                    ------------
   Net unrealized depreciation ..................................     (9,213,626)
                                                                    ------------
   Net realized and unrealized gain .............................     32,366,477
                                                                    ------------
   Net increase in net assets resulting from operations .........   $ 31,741,106
                                                                    ============


                                       20                See accompanying notes.

                                                            SECURITY EQUITY FUND
Statement of Changes in Net Assets                                 EQUITY SERIES

                                                              YEAR ENDED      YEAR ENDED
                                                            SEPTEMBER 30,   SEPTEMBER 30,
                                                                 2006            2005
                                                            -------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)..........................   $   (625,371)   $  2,106,508
   Net realized gain during the period on investments and
      options written....................................     41,580,103       5,986,078
   Net unrealized appreciation (depreciation) during the
      period on investments and options written..........     (9,213,626)     26,726,517
                                                            ------------    ------------
   Net increase in net assets resulting from operations..     31,741,106      34,819,103
                                                            ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
      Class A............................................     (2,147,421)             --
      Class B............................................             --              --
      Class C............................................             --              --
   Net realized gain
      Class A............................................    (11,068,277)    (26,380,459)
      Class B............................................     (1,320 160)     (3,538,521)
      Class C............................................       (182,232)       (441,254)
                                                            ------------    ------------
   Total distributions to shareholders...................    (14,718,090)    (30,360,234)
                                                            ------------    ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares
      Class A............................................     52,710,115      27,211,499
      Class B............................................      7,159,305       7,524,651
      Class C............................................      1,001,095       1,434,117
   Distributions reinvested
      Class A............................................     12,004,929      24,060,300
      Class B............................................      1,296,700       3,490,102
      Class C............................................        180,424         436,627
   Cost of shares redeemed
      Class A............................................    (84 851 352)    (71,972,519)
      Class B............................................    (21 542 434)    (20,528,055)
      Class C............................................     (1,287,944)     (2,480,994)
                                                            ------------    ------------
   Net decrease from capital share transactions..........    (33,329,162)    (30,824,272)
                                                            ------------    ------------
   Net decrease in net assets............................    (16,306,146)    (26,365,403)
                                                            ------------    ------------
NET ASSETS:
   Beginning of period...................................    420,947,998     447,313,401
                                                            ------------    ------------
   End of period.........................................   $404,641,852    $420,947,998
                                                            ============    ============
   Accumulated undistributed net investment income at
      end of period......................................   $         --    $  2,106,508
                                                            ============    ============
CAPITAL SHARE ACTIVITY:
   Shares sold
      Class A............................................      8,042,578       4,214,004
      Class B............................................      1,205,513       1,306,540
      Class C............................................        160,281         233,732
   Shares reinvested
      Class A............................................      1,816,177       3,673,328
      Class B............................................        221,280         597,620
      Class C............................................         29,101          70,881
   Shares redeemed
      Class A............................................    (12,720,895)    (11,058,402)
      Class B............................................     (3,666,875)     (3,529,552)
      Class C............................................       (208,581)       (406,368)


                                       21                See accompanying notes.

                                                            SECURITY EQUITY FUND
Financial Highlights                                               EQUITY SERIES
Selected data for each share of capital stock outstanding throughout each period

                                                                     YEAR ENDED SEPTEMBER 30,
                                                      ------------------------------------------------------
CLASS A                                                 2006       2005       2004       2003     2002(c, e)
-------                                               --------   --------   --------   --------   ----------
PER SHARE DATA
Net asset value, beginning of period                  $   6.58   $   6.50   $   5.98   $   5.09   $   6.36
                                                      --------   --------   --------   --------   --------
Income (loss) from investment operations:
Net investment income (loss)(b)                          (0.01)      0.04       0.01       0.01       0.01
Net gain (loss) on securities (realized and
   unrealized)                                            0.52       0.49       0.52       0.88      (1.28)
                                                      --------   --------   --------   --------   --------
Total from investment operations                          0.51       0.53       0.53       0.89      (1.27)
                                                      --------   --------   --------   --------   --------
Less distributions:
Dividends from net investment income                     (0.04)        --      (0.01)        --         --
Distributions from realized gains                        (0.20)     (0.45)        --         --         --
                                                      --------   --------   --------   --------   --------
Total distributions                                      (0.24)     (0.45)     (0.01)        --         --
                                                      --------   --------   --------   --------   --------
Net asset value, end of period                        $   6.85   $   6.58   $   6.50   $   5.98   $   5.09
                                                      ========   ========   ========   ========   ========
TOTAL RETURN(a)                                           7.88%      8.20%      8.87%     17.49%    (19.97%)
                                                      --------   --------   --------   --------   --------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)              $371,006   $375,280   $391,384   $430,161   $412,791
                                                      --------   --------   --------   --------   --------
Ratios to average net assets:
Net investment income (loss)                             (0.08%)     0.57%      0.08%      0.23%      0.13%
Total expenses                                            1.34%      1.30%      1.28%      1.25%      1.11%
                                                      --------   --------   --------   --------   --------
Portfolio turnover rate                                     34%        32%        28%        54%        30%

                                                                     YEAR ENDED SEPTEMBER 30,
                                                      ------------------------------------------------------
CLASS B                                                 2006       2005       2004       2003     2002(c, e)
-------                                               --------   --------   --------   --------   ----------
PER SHARE DATA
Net asset value, beginning of period                  $  5.83    $  5.83    $  5.41    $  4.64     $  5.86
                                                      -------    -------    -------    -------     -------
Income (loss) from investment operations:
Net investment loss(b)                                  (0.05)     (0.01)     (0.04)     (0.03)      (0.05)
Net gain (loss) on securities (realized and
   unrealized)                                           0.46       0.44       0.48       0.80       (1.17)
                                                      -------    -------    -------    -------     -------
Total from investment operations                         0.41       0.43       0.44       0.77       (1.22)
                                                      -------    -------    -------    -------     -------
Less distributions:
Distributions from realized gains                       (0.20)     (0.45)        --         --          --
                                                      -------    -------    -------    -------     -------
Total distributions                                     (0.20)     (0.45)        --         --          --
                                                      -------    -------    -------    -------     -------
Net asset value, end of period                        $  6.04    $  5.83    $  5.85    $  5.41     $  4.64
                                                      =======    =======    =======    =======     =======
TOTAL RETURN(a)                                          7.16%      7.35%      8.13%     16.59%     (20.82%)
                                                      -------    -------    -------    -------     -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)              $27,842    $39,962    $49,600    $61,733     $66,267
                                                      -------    -------    -------    -------     -------
Ratios to average net assets:
Net investment loss                                     (0.83%)    (0.16%)    (0.67%)    (0.52%)     (0.78%)
Total expenses                                           2.09%      2.05%      2.03%      2.00%       2.02%
                                                      -------    -------    -------    -------     -------
Portfolio turnover rate                                    34%        32%        28%        54%         30%


                                       22                See accompanying notes.

                                                            SECURITY EQUITY FUND
Financial Highlights                                               EQUITY SERIES
Selected data for each share of capital stock outstanding throughout each period

                                                                      YEAR ENDED SEPTEMBER 30,
                                                      ---------------------------------------------------------
CLASS C                                                 2006       2005       2004       2003     2002(c, d, e)
-------                                               --------   --------   --------   --------   -------------
PER SHARE DATA
Net asset value, beginning of period                  $ 6.16     $ 6.16     $ 5.69     $ 4.88       $  6.16
                                                      ------     ------     ------     ------       -------
Income (loss) from investment operations:
Net investment loss(b)                                 (0.05)     (0.01)     (0.04)     (0.03)        (0.05)
Net gain (loss) on securities (realized and
   unrealized)                                          0.48       0.46       0.51       0.84         (1.23)
                                                      ------     ------     ------     ------       -------
Total from investment operations                        0.43       0.45       0.47       0.81         (1.28)
                                                      ------     ------     ------     ------       -------
Less distributions:
Distributions from realized gains                      (0.20)     (0.45)        --         --            --
                                                      ------     ------     ------     ------       -------
Total distributions                                    (0.20)     (0.45)        --         --            --
                                                      ------     ------     ------     ------       -------
Net asset value, end of period                        $ 6.39     $ 6.16     $ 6.16     $ 5.69       $  4.88
                                                      ======     ======     ======     ======       =======
TOTAL RETURN(a)                                         7.10%      7.32%      8.26%     16.60%       (20.78%)
                                                      ------     ------     ------     ------       -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)              $5,794     $5,706     $6,329     $6,651       $ 4,979
                                                      ------     ------     ------     ------       -------
Ratios to average net assets:
Net investment loss                                    (0.83%)    (0.18%)    (0.67%)    (0.52%)       (0.76%)
Total expenses                                          2.09%      2.05%      2.03%      2.00%         2.02%
                                                      ------     ------     ------     ------       -------
Portfolio turnover rate                                   34%        32%        28%        54%           30%

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C shares.

(b) Net investment income (loss) was computed using average shares outstanding throughout the period.

(c) The financial highlights for the Equity Series exclude the historical financial highlights of the Total Return Series Class A, B and C shares. The assets of the Total Return Series were acquired by the Equity Series on August 27, 2002.

(d) The financial highlights for Class C shares exclude the historical financial highlights of Class S shares. Class S shares were exchanged for Class C shares on June 3, 2002.

(e) Effective May 1, 2002 the fee structure for Equity Series changed. Per share information reflects this change.


                                       23                See accompanying notes.

                      This page left blank intentionally.

                                                            SECURITY EQUITY FUND
Manager's Commentary                                               GLOBAL SERIES
November 15, 2006                                                    (unaudited)

                                                  (OPPENHEIMERFUNDS(R) LOGO)

                                              Subadviser, OppenheimerFunds, Inc.

                            (PHOTO OF RAJEEV BHAMAN)
                                 Rajeev Bhaman
                               Portfolio Manager

TO OUR SHAREHOLDERS:

The Global Series of the Security Equity Fund under performed its benchmark, the Morgan Stanley Capital International (MSCI) World Index, over the 12-month period ending September 30, 2006. Class A shares of the Series returned 12.48%(1), versus the benchmark's return of 14.18%. Although we are not pleased with the Series' performance during the reporting period, we remain committed to our investment horizon of three to five years.

The past year has been characterized by significant increases in commodity prices, including oil, and monetary tightening worldwide, primarily in the United States, Europe, and Japan. These two phenomena are related, as inflationary concerns from higher oil prices have driven global tightening. Furthermore, there has been concern regarding the decline of U.S. housing prices. Although this has not been the most benign environment for stocks, markets have continued to rally as valuations remained attractive.

Among thematic disappointments for the year was the heightened focus on options expensing, particularly for technology companies, and the concerns about lawsuits and damages resulting thereof. This cast a pall on technology shares, which underperformed notwithstanding their excellent long-term growth characteristics. There was also a market slowdown in the take up of implantable cardiac defibrillators and growth rate of knee and hip replacements, hurting some of the Series holdings. We remain confident that the long-term opportunity set for all of the segments that faced setbacks in the past year remain excellent and that our original thesis will come to pass.

As to the Series' successes, investments in software companies Intuit, Inc. and Adobe Systems, Inc. continue to pay off. Both companies continue to innovate with new products, satisfying existing customers and achieving broader appeal. Investments in television companies, including ZEE Telefilms Ltd. in India and Grupo Televisa SA in Mexico, contributed positively to the Series' performance as they retained high respective market shares and a growing audience for their programming worldwide.

We are also finding strong opportunities across a variety of areas, particularly in technology. We continue to favor a number of our existing holdings, such as Juniper Networks, Inc., as the opportunity for communication network build-outs remains robust. Additionally, we are finding attractive opportunities in the areas of analog and mixed signal semiconductors.

Companies such as Maxim Integrated Products, Inc. and Linear Technology Corporation continue to see a high margin of profitable growth and are now available at a fraction of their valuations of only a few years ago. Leading companies in the programmable logic devices arena such as Altera Corporation and Xilinx, Inc., we believe, also provide significant investment upside. The Series has also invested significantly in great companies such as Carnival Corporation, which runs the Carnival Cruise Lines, and the car manufacturer Bayerische Motoren Werke AG (BMW), which both have wonderful franchises and are available at bargain prices. Automatic Data Processing, Inc., the leading payroll processor in the world, is another investment for which we have great enthusiasm. Its business opportunities expand as more companies look to outsourcing their non-core activities to high-quality, lower-cost providers.

As global growth continues to advance nicely and interest rates remain relatively low, we remain optimistic about markets generally. As such, we expect to continue to see good opportunities for investment. We remain focused on our long-term investment philosophy and our mantra of looking for "good companies in good businesses at good prices."

Sincerely,


Rajeev Bhaman,
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or redemptions of shares. Investment in international securities entail greater risks than investment in domestic securities.

                                                            SECURITY EQUITY FUND
Performance Summary                                                GLOBAL SERIES
September 30, 2006                                                   (unaudited)

PERFORMANCE

SECURITY GLOBAL SERIES VS. MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX

                              (PERFORMANCE GRAPH)

GLOBAL SERIES

09/30/96    9,425.00
12/31/96    9,709.63
03/31/97    9,943.60
06/30/97   10,946.31
09/30/97   11,330.69
12/31/97   10,380.48
03/31/98   11,968.95
06/30/98   11,710.36
09/30/98   10,371.24
12/31/98   12,373.75
03/31/99   12,602.90
06/30/99   13,718.73
09/30/99   13,937.91
12/31/99   19,157.60
03/31/00   21,722.09
06/30/00   20,928.84
09/30/00   20,494.18
12/31/00   19,743.19
03/31/01   16,907.37
06/30/01   18,103.52
09/30/01   14,837.63
12/31/01   17,135.85
03/31/02   17,377.77
06/30/02   15,738.10
09/30/02   12,754.45
12/31/02   12,996.37
03/31/03   11,907.74
06/30/03   14,380.67
09/30/03   15,697.78
12/31/03   18,399.20
03/31/04   19,151.83
06/30/04   18,909.91
09/30/04   18,721.76
12/31/04   21,705.41
03/31/05   20,939.34
06/30/05   21,544.13
09/30/05   23,479.47
12/31/05   24,541.23
03/31/06   26,274.97
06/30/06   25,334.18
09/30/06   26,409.37

MSCI WORLD INDEX

 9/30/96   10,000.00
12/31/96   10,469.97
 3/31/97   10,511.55
 6/30/97   12,105.92
 9/30/97   12,464.66
12/31/97   12,169.53
 3/31/98   13,924.88
 6/30/98   14,220.29
 9/30/98   12,527.96
12/31/98   15,186.70
 3/31/99   15,741.08
 6/30/99   16,506.74
 9/30/99   16,274.79
12/31/99   19,035.23
 3/31/00   19,242.03
 6/30/00   18,572.82
 9/30/00   17,653.15
12/31/00   16,573.91
 3/31/01   14,456.22
 6/30/01   14,857.82
 9/30/01   12,732.31
12/31/01   13,835.63
 3/31/02   13,894.43
 6/30/02   12,644.22
 9/30/02   10,329.79
12/31/02   11,129.55
 3/31/03   10,579.16
 6/30/03   12,403.38
 9/30/03   13,015.07
12/31/03   14,871.13
 3/31/04   15,260.00
 6/30/04   15,392.25
 9/30/04   15,238.65
12/31/04   17,059.31
 3/31/05   16,872.05
 6/30/05   16,942.43
 9/30/05   18,124.52
12/31/05   18,696.97
 3/31/06   19,950.20
 6/30/06   20,080.61
 9/30/06   20,999.83

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Global Series on September 30, 1996, reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The MSCI World Index is an unmanaged capitalization-weighted index that is designed to measure global developed market equity performance.

PORTFOLIO COMPOSITION BY SECTOR AS OF 9-30-06

Consumer Discretionary                   13.91%
Consumer Staples                         11.15
Energy                                    5.19
Financials                               15.85
Health Care                              12.71
Industrials                               9.88
Information Technology                   18.27
Materials                                 1.19
Telecommunication Services               10.59
Utilities                                 0.63
Cash & other assets, less liabilities     0.63
                                        ------
Total net assets                        100.00%
                                        ======

AVERAGE ANNUAL RETURNS

                                                            SINCE
PERIODS ENDED 9-30-06        1YEAR   5 YEARS   10 YEARS   INCEPTION
---------------------        -----   -------   --------   ---------
A Shares                     12.48%   12.22%    10.84%        --
A Shares with sales charge    5.99%   10.91%    10.19%        --
B Shares                     12.72%   11.85%    10.29%        --
B Shares with CDSC            7.72%   11.59%    10.29%        --
C Shares                     11.60%   11.37%     N/A        9.21%
                                                          (1-29-99)
C Shares with CDSC           10.60%   11.37%     N/A        9.21%
                                                          (1-29-99)

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers and/or reimbursements reduced expenses of the Series and in the absence of such waiver, the performance quoted would be reduced.


                                       26                See accompanying notes.

                                                            SECURITY EQUITY FUND
Performance Summary                                                GLOBAL SERIES
September 30, 2006                                                   (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2006 - September 30, 2006.

ACTUAL EXPENSES

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SERIES EXPENSES

                  BEGINNING      ENDING
                   ACCOUNT      ACCOUNT      EXPENSES
                    VALUE        VALUE      PAID DURING
                   04-01-06   09-30-06(1)    PERIOD(2)
                  ---------   -----------   -----------
Global Series -
   Class A
   Actual         $1,000.00    $1,005.10       $ 8.95
   Hypothetical    1,000.00     1,016.74         9.00
Global Series -
   Class B
   Actual          1,000.00     1,006.10         7.69
   Hypothetical    1,000.00     1,017.40         7.74
Global Series -
   Class C
   Actual          1,000.00     1,001.10        12.69
   Hypothetical    1,000.00     1,012.38        12.76

(1) The actual ending account value is based on the actual total return of the Series for the period from April 1, 2006 to September 30, 2006 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period from April 1, 2006 to September 30, 2006 was 0.51%, 0.61% and 0.11%, for Class A, B and C shares, respectively.

(2) Expenses are equal to the Series annualized expense ratio (1.78%, 1.53% and 2.53% for Class A, B and C shares, respectively), net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Schedule of Investments                     Security Equity Fund - Global Series
September 30, 2006

                                                          SHARES        VALUE
                                                        ---------   ------------
COMMON STOCK - 98.8%
AUSTRALIA - 0.3%
Macquarie Airports                                        176,302   $    403,389
                                                                    ------------
BERMUDA - 0.3%
Everest Re Group, Ltd.                                      4,900        477,897
                                                                    ------------
BRAZIL - 1.5%
Companhia de Bebidas das
   Americas ADR                                            21,557        978,257
Empresa Brasileira de
   Aeronautica S.A. ADR                                    36,768      1,443,879
                                                                    ------------
                                                                       2,422,136
                                                                    ------------
CANADA - 1.7%
Husky Energy, Inc.                                         27,880      1,794,976
Manulife Financial Corporation                             25,646        826,032
                                                                    ------------
                                                                       2,621,008
                                                                    ------------
CAYMAN ISLANDS - 1.1%
ACE, Ltd.                                                  17,740        970,910
XL Capital, Ltd.                                           11,800        810,660
                                                                    ------------
                                                                       1,781,570
                                                                    ------------
DENMARK - 0.3%
Novo-Nordisk A/S (CI.B)                                     6,400        475,687
                                                                    ------------
FINLAND - 0.7%
Fortum Oyj                                                 37,100        988,361
Neste Oil Oyj                                               5,225        151,851
                                                                    ------------
                                                                       1,140,212
                                                                    ------------
FRANCE - 5.6%
Arkema *                                                    5,959        281,157
LVMH Moet Hennessy Louis
   Vuitton S.A                                             18,520      1,908,007
NicOxSA *                                                   7,490         98,297
Sanofi-Aventis                                             28,235      2,513,278
Societe Generale                                           10,880      1,731,364
Technip S.A.                                               26,740      1,519,669
Total S.A.                                                 10,200        669,308
                                                                    ------------
                                                                       8,721,080
                                                                    ------------
GERMANY - 4.4%
Allianz AG                                                 10,469      1,811,715
Bayerische Motoren Werke
   (BMW) AG *                                              28,073      1,503,587
SAPAG                                                       8,783      1,741,788
Siemens AG                                                 21,478      1,873,691
                                                                    ------------
                                                                       6,930,781
                                                                    ------------
HONG KONG - 0.4%
Hutchison Whampoa, Ltd.                                    63,082        557,080
                                                                    ------------
INDIA - 3.1%
Hindustan Lever, Ltd.                                     180,100      1,011,184
ICICI Bank, Ltd. ADR (1)                                   14,650        449,901
Infosys Technologies, Ltd.                                 49,374      1,993,965
ZEE Telefilms, Ltd. *                                     198,900      1,328,881
                                                                    ------------
                                                                       4,783,931
                                                                    ------------

                                                          SHARES        VALUE
                                                        ---------   ------------
COMMON STOCK (CONTINUED)
IRELAND - 0.0%
Anglo Irish Bank Corporation plc                              203   $      3,336
                                                                    ------------
ITALY - 0.5%
Bulgari SpA                                                59,100        752,379
                                                                    ------------
JAPAN - 10.5%
Canon, Inc.                                                12,150        633,600
Chugai Pharmaceutical Company, Ltd.                        29,200        627,877
Credit Saison Company, Ltd. (1)                            18,500        779,936
Fanuc, Ltd.                                                 4,800        374,654
Hoya Corporation                                           25,700        968,169
KDDI Corporation                                              266      1,657,363
Keyence Corporation                                         3,200        736,847
Kyocera Corporation                                         7,500        641,905
Murata Manufacturing Company, Ltd.                         21,700      1,506,370
Nidec Corporation                                           6,300        475,200
Nintendo Company, Ltd.                                      4,200        865,422
Resona Holdings, Inc.                                         238        713,244
Shionogi & Company, Ltd.                                   59,000      1,083,852
Shiseido Company, Ltd.                                     27,000        539,429
Sony Corporation                                           43,600      1,764,301
Square Enix Company, Ltd.                                  24,700        599,073
Sumitomo Mitsui Financial Group, Inc.                          34        356,910
Takeda Pharmaceutical Company, Ltd.                        12,800        798,612
Toyota Motor Corporation                                   25,700      1,396,775
                                                                    ------------
                                                                      16,519,539
                                                                    ------------
MEXICO - 2.1%
Fomento Economico Mexicano,
   S.A. de C.V. *                                         110,200      1,070,054
Grupo Modelo, S.A. de C.V. (CI.C)                         152,300        664,824
Grupo Televisa S.A. ADR                                    74,456      1,582,934
                                                                    ------------
                                                                       3,317,812
                                                                    ------------
NETHERLANDS - 2.2%
European Aeronautic Defence
   and Space Company N.V.                                  55,090      1,584,278
Koninklijke (Royal) Philips
   Electronics N.V.                                        52,700      1,848,994
                                                                    ------------
                                                                       3,433,272
                                                                    ------------
NORWAY - 0.3%
Tandberg ASA                                               49,000        523,297
                                                                    ------------
REPUBLIC OF KOREA - 2.0%
Hyundai Heavy Industries
   Company, Ltd.                                            4,054        561,241
Samsung Electronics Company, Ltd.*                          1,711      1,200,638
SK Telecom Company, Ltd. ADR                               60,460      1,428,670
                                                                    ------------
                                                                       3,190,549
                                                                    ------------

    The accompanying notes are an integral part of the financial statements.

Schedule of Investments                     Security Equity Fund - Global Series
September 30, 2006 - continued

                                                          SHARES        VALUE
                                                        ---------   ------------
COMMON STOCK (CONTINUED)
SINGAPORE - 0.2%
Singapore Press Holdings, Ltd.                            137,848   $    355,860
                                                                    ------------
SPAIN - 0.9%
Industria de Diseno Textil S.A                             29,600      1,379,694
                                                                    ------------
SWEDEN - 5.7%
Hennes & Mauritz AB (CI.B)                                 65,700      2,747,885
Investor AB (CI.B) (1)                                     42,428        882,928
Telefonaktiebolaget LM Ericsson
   (CI.B)                                               1,512,600      5,242,766
                                                                    ------------
                                                                       8,873,579
                                                                    ------------
SWITZERLAND - 3.3%
Credit Suisse Group                                        33,155      1,918,398
Novartis AG                                                15,430        900,824
Roche Holding AG                                           11,914      2,059,986
Syngenta AG                                                 2,156        325,193
                                                                    ------------
                                                                       5,204,401
                                                                    ------------
TAIWAN, PROVINCE OF CHINA - 1.4%
Benq Corporation                                          407,000        239,122
MediaTek, Inc.                                            106,700      1,012,047
Taiwan Semiconductor
   Manufacturing Company, Ltd.
   ADR                                                     99,636        956,506
                                                                    ------------
                                                                       2,207,675
                                                                    ------------
UNITED KINGDOM - 12.5%
3i Group plc (1)                                           36,195        634,251
BP plc ADR                                                 19,567      1,283,204
Burberry Group plc                                         59,591        575,104
Cadbury Schweppes plc                                     155,624      1,656,318
Diageo plc                                                 48,672        859,722
GUS plc                                                    26,420        477,801
HSBC Holdings plc                                          91,545      1,669,753
Pearson plc                                                48,130        685,254
Prudential plc                                            115,159      1,430,460
Reckitt Benckiser plc                                      57,844      2,397,578
Royal Bank of Scotland Group plc                           70,279      2,420,918
Smith & Nephew plc                                         85,582        787,085
Tesco plc                                                 175,289      1,182,212
Vodafone Group plc                                      1,359,243      3,117,238
WPP Group plc                                              41,910        519,412
                                                                    ------------
                                                                      19,696,310
                                                                    ------------
UNITED STATES - 37.8%
3M Company                                                 20,600      1,533,052
Adobe Systems, Inc. *                                      52,500      1,966,125
Advanced Micro Devices, Inc. *                             91,700      2,278,745
Affymetrix, Inc. *                                         14,800        319,088
Altera Corporation *                                       53,200        977,816
Amgen, Inc. *                                              17,000      1,216,010
Atherogenics, Inc. *                                       24,700        325,299
Automatic Data Processing, Inc.                            39,900      1,888,866
Avis Budget Group, Inc.                                     6,060        110,837

                                                          SHARES        VALUE
                                                        ---------   ------------
COMMON STOCK (CONTINUED)
UNITED STATES (CONTINUED)
Avon Products, Inc.                                        23,000   $    705,180
Berkshire Hathaway, Inc. (CI.B) *                             280        888,720
Biomet, Inc.                                               25,400        817,626
Boeing Company                                             12,800      1,009,280
Boston Scientific Corporation *                            64,079        947,729
Carnival Corporation                                       44,100      2,074,023
Chevron Corporation                                        15,866      1,029,069
Cisco Systems, Inc. *                                      28,300        650,900
Coach, Inc. *                                              22,600        777,440
Conor Medsystems, Inc. *                                    9,300        219,201
Corning, Inc. *                                            77,900      1,901,539
Cree, Inc. *                                               26,300        528,893
eBay, Inc. *                                               81,700      2,317,012
Emerson Electric Company                                   12,100      1,014,706
Express Scripts, Inc. *                                     8,300        626,567
Genentech, Inc. *                                           8,500        702,950
Getty Images, Inc. *                                       10,500        521,640
Gilead Sciences, Inc. *                                    19,500      1,339,650
GlobalSantaFe Corporation                                  25,100      1,254,749
International Game Technology                              29,100      1,207,650
International Rectifier
   Corporation *                                           16,200        564,408
Intuit, Inc. *                                             43,000      1,379,870
Johnson & Johnson                                           6,500        422,110
JPMorgan Chase & Company                                   26,769      1,257,072
Juniper Networks, Inc. *                                   81,800      1,413,504
Linear Technology Corporation                              14,100        438,792
Lockheed Martin Corporation                                10,300        886,418
Maxim Integrated Products, Inc.                            37,600      1,055,432
Medtronic, Inc.                                            11,700        543,348
Microsoft Corporation                                     102,500      2,801,325
Morgan Stanley                                             27,000      1,968,570
Nektar Therapeutics * (2)                                  10,308        148,538
Northern Trust Corporation                                 26,700      1,560,081
Northrop Grumman Corporation                               11,400        775,998
Novell, Inc. *                                             83,800        512,856
Nuvelo, Inc. *                                              8,800        160,512
Qualcomm, Inc.                                             19,040        692,104
Quest Diagnostics, Inc.                                    13,200        807,312
Raytheon Company                                           18,900        907,389
Realogy Corporation *                                      16,100        365,148
Sirius Satellite Radio, Inc. *                            320,900      1,254,719
Starbucks Corporation *                                    18,200        619,710
Theravance, Inc. *                                         12,500        338,000
Tiffany & Company                                          34,700      1,152,040
Transocean, Inc. *                                         23,300      1,706,259
Wal-Mart Stores, Inc.                                      33,200      1,637,424
Walt Disney Company                                        34,300      1,060,213
Wyeth                                                      14,100        716,844
Xilinx, Inc.                                               35,600        781,420

    The accompanying notes are an integral part of the financial statements.

Schedule of Investments                     Security Equity Fund - Global Series
September 30, 2006 - continued

                                                          SHARES        VALUE
                                                        ---------   ------------
COMMON STOCK (CONTINUED)
UNITED STATES (CONTINUED)
Yahoo!, Inc. *                                             11,400   $    288,192
                                                                    ------------
                                                                      59,365,970
                                                                    ------------
TOTAL COMMON STOCK
   (Cost $118,164,866)                                              $155,138,444
                                                                    ------------
PREFERRED STOCK - 0.6%
GERMANY - 0.6%
Porsche AG                                                    880        911,455
                                                                    ------------
TOTAL PREFERRED STOCK
   (Cost $388,526)                                                  $    911,455
                                                                    ------------
TOTAL INVESTMENTS (SECURITY EQUITY
   FUND - GLOBAL SERIES)
   (COST $118,553,392) - 99.4%                                      $156,049,899
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.6                              981.628
                                                                    ------------
TOTAL NET ASSETS - 100.0%                                           $157,031,527
                                                                    ============

INVESTMENT CONCENTRATION

At September 30, 2006, the investment diversification of the fund was as follows:

                                                          % OF
INDUSTRY                                               NET ASSETS       VALUE
--------                                               ----------   ------------
Communications Equipment                                   6.5%     $ 10,424,110
Pharmaceuticals                                            6.4         9,924,369
Semiconductors                                             6.2         9,794,697
Diversified Banks                                          4.2         6,632,182
Aerospace & Defense                                        4.2         6,607,242
Wireless Telecommunication Services                        4.0         6,203,271
Application Software                                       3.3         5,087,783
Integrated Oil & Gas                                       3.0         4,776,557
Electronic Equipment Manufacturers                         2.8         4,328,491
Broadcasting & Cable TV                                    2.7         4,166,535
Apparel Retail                                             2.6         4,127,579
Apparel, Accessories & Luxury Goods                        2.6         4,012,930
Industrial Conglomerates                                   2.6         3,963,823
Biotechnology                                              2.5         3,855,419
Automobile Manufacturers                                   2.5         3,811,817
Consumer Electronics                                       2.3         3,613,294
Household Products                                         2.1         3,408,762
Health Care Equipment                                      2.0         3,314,989
Systems Software                                           2.1         3,314,181
Other Diversified Financial Services                       2.1         3,225,642
Oil & Gas Drilling                                         1.9         2,961,008
Property & Casualty Insurance                              1.7         2,670,290
Internet Software & Services                               1.7         2,605,204
Life & Health Insurance                                    1.4         2,256,492
Asset Management & Custody Banks                           1.4         2,194,332
Hotels, Resorts & Cruise Lines                             1.3         2,074,023
IT Consulting & Other Services                             1.3         1,993,965
Diversified Capital Markets                                1.2         1,918,398
Data Processing & Outsourced Services                      1.2         1,888,866
Multi-Line Insurance                                       1.1         1,811,715
Packaged Foods & Meats                                     1.1         1,656,318
Brewers                                                    1.1         1,643,081
Hypermarkets & Super Centers                               1.0         1,637,424
Publishing                                                 0.9         1,562,754
Oil & Gas Equipment & Services                             1.0         1,519,669
Home Entertainment Software                                0.9         1,464,495
Health Care Services                                       0.9         1,433,879
Personal Products                                          0.8         1,244,608
Casinos & Gaming                                           0.8         1,207,650
Food Retail                                                0.8         1,182,212
Specialty Stores                                           0.7         1,152,040
Soft Drinks                                                0.7         1,070,054
Movies & Entertainment                                     0.7         1,060,213
Electrical Components & Equipment                          0.6         1,014,706
Electric Utilities                                         0.6           988,361
Multi-Sector Holdings                                      0.6           882,928
Distillers & Vintners                                      0.5           859,722
Consumer Finance                                           0.5           779,937
Regional Banks                                             0.5           713,244
Office Electronics                                         0.4           633,600
Restaurants                                                0.4           619,710
Construction & Farm Machinery & Heavy Trucks               0.3           561,241
Advertising                                                0.3           519,412
Reinsurance                                                0.3           477,897
Catalog Retail                                             0.3           477,801
Life Sciences Tools & Services                             0.3           467,626
Airport Services                                           0.3           403,389
Industrial Machinery                                       0.2           374,654
Real Estate Management & Development                       0.2           365,148
Fertilizers & Agricultural Chemicals                       0.2           325,193
Commodity Chemicals                                        0.2           281,157
Computer Storage & Peripherals                             0.2           239,122
Oil & Gas Refining & Marketing                             0.1           151,851
Diversified Commercial & Professional
   Services                                                0.1           110,837
                                                          ----      ------------
TOTAL INVESTMENTS                                         99.4       156,049,899
OTHER ASSETS AND LIABILITIES, NET                          0.6           981,628
                                                          ----      ------------
NET ASSETS                                                 100%     $157,031,527
                                                          ====      ============

Footnotes

Percentages are stated as a percent of net assets.

For federal income tax purposes the identified cost of investments owned at 9/30/2006 was $119,986,913.

*    - Non-income producing security

(1)  - PFIC (Passive Foreign Investment Company)

    The accompanying notes are an integral part of the financial statements.

Schedule of Investments                     Security Equity Fund - Global Series
September 30, 2006 - continued

(2)  - Security is restricted. See Notes to Financials.

Glossary:

ADR  - American Depositary Receipt

plc  - Public Limited Company

See notes to financial statements.

    The accompanying notes are an integral part of the financial statements.

                                                            SECURITY EQUITY FUND
                                                                   GLOBAL SERIES

Statement of Assets and Liabilities
September 30, 2006

ASSETS:
Investments, at value(1) ........................................   $156,049,899
Cash ............................................................        764,183
Cash denominated in a foreign currency, at value(2) .............        306,252
Receivables:
   Fund shares sold .............................................        108,187
   Dividends ....................................................        195,352
Foreign taxes recoverable .......................................         32,451
Prepaid expenses ................................................         20,224
                                                                    ------------
TOTAL ASSETS ....................................................    157,476,548
                                                                    ------------
LIABILITIES:
Payable for:
   Fund shares redeemed .........................................        182,918
   Management fees ..............................................        127,201
   Custodian fees ...............................................         29,490
   Transfer agent and administration fees .......................         38,781
   Professional fees ............................................         25,042
   12b-1 distribution plan fees .................................         32,489
   Directors' fees ..............................................            600
   Other ........................................................          8,500
                                                                    ------------
Total liabilities ...............................................        445,021
                                                                    ------------
NET ASSETS ......................................................   $157,031,527
                                                                    ============
NET ASSETS CONSIST OF:
Paid in capital .................................................   $104,007,591
Accumulated undistributed net investment loss ...................     (4,979,244)
Accumulated undistributed net realized gain on sale of
   investments, foreign currency transactions and options
   purchased ....................................................     20,507,729
Net unrealized appreciation in value of investments and
   translation of assets and liabilities in foreign currency ....     37,495,451
                                                                    ------------
Net assets ......................................................   $157,031,527
                                                                    ============
CLASS A:
Capital shares outstanding (unlimited number of shares
   authorized) ..................................................      6,064,999
Net assets ......................................................   $119,176,458
Net asset value per share .......................................   $      19.65
                                                                    ============
Maximum offering price per share (net asset value divided
   by 94.25%) ...................................................   $      20.85
                                                                    ============
CLASS B:
Capital shares outstanding (unlimited number of shares
   authorized) ..................................................      1,512,854
Net assets ......................................................   $ 27,493,865
Net asset value, offering and redemption price per share
   (excluding any applicable contingent deferred sales charge) ..   $      18.17
                                                                    ============
CLASS C:
Capital shares outstanding (unlimited number of shares
   authorized) ..................................................        563,899
Net assets ......................................................   $ 10,361,204
Net asset value, offering and redemption price per share
   (excluding any applicable contingent deferred sales charge) ..   $      18.37
                                                                    ============
(1)  Investments, at cost .......................................   $118,553,392
(2)  Cash denominated in a foreign currency, at cost ............        306,421

Statement of Operations
For the Year Ended September 30, 2006

INVESTMENT INCOME:
   Dividends (net of foreign withholding tax $203,986) ..........   $  2,412,341
   Interest .....................................................         72,495
                                                                    ------------
   Total investment income ......................................      2,484,836
                                                                    ------------
EXPENSES:
   Management fees ..............................................      1,566,845
   Custodian fees ...............................................        121,874
   Transfer agent/maintenance fees ..............................        279,480
   Administration fees ..........................................        246,343
   Directors' fees ..............................................          3,815
   Professional fees ............................................         40,701
   Reports to shareholders ......................................         41,614
   Registration fees ............................................         41,250
   Other expenses ...............................................          9,931
   12b-1 distribution plan fees - Class A .......................        294,608
   12b-1 distribution plan fees - Class C .......................         96,425
                                                                    ------------
   Total expenses ...............................................      2,742,886
   Less: Earnings credits .......................................         (3,648)
                                                                    ------------
   Net expenses .................................................      2,739,238
                                                                    ------------
   Net investment loss ..........................................       (254,402)
                                                                    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the period on:
   Investments ..................................................     26,109,943
   Foreign currency transactions ................................     (4,364,134)
   Options purchased ............................................          2,910
                                                                    ------------
   Net realized gain ............................................     21,748,719
                                                                    ------------
Net unrealized depreciation during the period on:
   Investments ..................................................     (2,328,820)
   Translation of assets and liabilities in foreign currencies ..         (2,285)
                                                                    ------------
   Net unrealized depreciation ..................................     (2,331,105)
                                                                    ------------
   Net gain .....................................................     19,417,614
                                                                    ------------
   Net increase in net assets resulting from operations .........   $ 19,163,212
                                                                    ============


                                       32                See accompanying notes.

                                                            SECURITY EQUITY FUND
Statement of Changes in Net Assets                                 GLOBAL SERIES

                                                                                         YEAR ENDED      YEAR ENDED
                                                                                       SEPTEMBER 30,   SEPTEMBER 30,
                                                                                            2006            2005
                                                                                       -------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment loss .............................................................   $   (254,402)   $   (466,732)
   Net realized gain during the period on investments, options purchased and foreign
      currency transactions ........................................................     21,748,719      13,103,309
   Net unrealized appreciation (depreciation) during the period on investments and
      translation of assets and liabilities in foreign currencies ..................     (2,331,105)     20,726,759
                                                                                       ------------    ------------
   Net increase in net assets resulting from operations ............................     19,163,212      33,363,336
                                                                                       ------------    ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares
      Class A ......................................................................     38,473,976      31,692,774
      Class B ......................................................................      4,863,534       3,283,116
      Class C ......................................................................      2,579,360       1,610,608
   Cost of shares redeemed
      Class A ......................................................................    (62,028,224)    (27,395,260)
      Class B ......................................................................     (9,756,709)     (8,996,589)
      Class C ......................................................................     (2,073,631)     (2,115,442)
                                                                                       ------------    ------------
   Net decrease from capital share transactions ....................................    (27,941,694)     (1,920,793)
                                                                                       ------------    ------------
   Net increase (decrease) in net assets ...........................................     (8,778,482)     31,442,543
                                                                                       ------------    ------------
NET ASSETS:
   Beginning of period .............................................................    165,810,009     134,367,466
                                                                                       ------------    ------------
   End of period ...................................................................   $157,031,527    $165,810,009
                                                                                       ============    ============
   Accumulated undistributed net investment loss at end of period ..................   $ (4,979,244)   $   (772,826)
                                                                                       ============    ============
CAPITAL SHARE ACTIVITY:
   Shares sold
      Class A ......................................................................      2,071,616       2,004,496
      Class B ......................................................................        283,447         225,028
      Class C ......................................................................        146,502         107,909
   Shares redeemed
      Class A ......................................................................     (3,331,473)     (1,748,721)
      Class B ......................................................................       (569,781)       (618,877)
      Class C ......................................................................       (119,789)       (142,443)


                                       33                See accompanying notes.

                                                            SECURITY EQUITY FUND
Financial Highlights                                               GLOBAL SERIES
Selected data for each share of capital stock outstanding throughout each period

                                                                      YEAR ENDED SEPTEMBER 30,
                                                      --------------------------------------------------------
CLASS A                                                 2006        2005      2004(h)      2003     2002(e, g)
-------                                               --------    --------    -------    -------    ----------
PER SHARE DATA
Net asset value, beginning of period                  $  17.47    $  13.93    $ 11.68    $  9.49     $ 11.04
                                                      --------    --------    -------    -------     -------
Income (loss) from investment operations:
Net investment loss(c)                                   (0.03)      (0.02)     (0.03)     (0.03)      (0.05)
Net gain (loss) on securities (realized and
   unrealized)                                            2.21        3.56       2.28       2.22       (1.50)
                                                      --------    --------    -------    -------     -------
Total from investment operations                          2.18        3.54       2.25       2.19       (1.55)
                                                      --------    --------    -------    -------     -------
Net asset value, end of period                        $  19.65    $  17.47    $ 13.93    $ 11.68     $  9.49
                                                      ========    ========    =======    =======     =======
TOTAL RETURN(a)                                          12.48%      25.41%     19.26%     23.08%     (14.04%)
                                                      --------    --------    -------    -------     -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)              $119,176    $127,970    $98,450    $42,711     $50,893
                                                      --------    --------    -------    -------     -------
Ratios to average net assets:
Net investment loss                                      (0.17%)     (0.14%)    (0.20%)    (0.26%)     (0.46%)
Total expenses(b)                                         1.75%       1.73%      1.79%      2.00%       1.85%
Net expenses(d)                                           1.75%       1.73%      1.79%      2.00%       1.85%
Expenses prior to custodian earnings credits and
   net of expense waivers                                 1.75%       1.73%      1.79%      2.00%       1.85%
                                                      --------    --------    -------    -------     -------
Portfolio turnover rate                                     28%         31%        25%        62%         36%

                                                                    YEAR ENDED SEPTEMBER 30,
                                                      -----------------------------------------------------
CLASS B                                               2006(i)   2005(i)    2004(h)      2003     2002(e, g)
-------                                               -------   -------    -------    -------    ----------
PER SHARE DATA
Net asset value, beginning of period                  $ 16.12   $ 12.93    $ 10.93    $  8.89     $ 10.38
                                                      -------   -------    -------    -------     -------
Income (loss) from investment operations:
Net investment income (loss)(c)                          0.02     (0.12)     (0.13)     (0.04)      (0.10)
Net gain (loss) on securities (realized and
   unrealized)                                           2.03      3.31       2.13       2.08       (1.39)
                                                      -------   -------    -------    -------     -------
Total from investment operations                         2.05      3.19       2.00       2.04       (1.49)
                                                      -------   -------    -------    -------     -------
Net asset value, end of period                        $ 18.17   $ 16.12    $ 12.93    $ 10.93     $  8.89
                                                      =======   =======    =======    =======     =======
TOTAL RETURN(a)                                         12.72%    24.67%     18.30%     22.95%     (14.35%)
                                                      -------   -------    -------    -------     -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)              $27,494   $28,999    $28,360    $16,461     $19,021
                                                      -------   -------    -------    -------     -------
Ratios to average net assets:
Net investment income (loss)                             0.11%    (0.80%)    (1.00%)    (0.42%)     (0.89%)
Total expenses(b)                                        1.50%     2.38%      2.54%      2.18%       2.28%
Net expenses(d)                                          1.50%     2.38%      2.54%      2.18%       2.28%
Expenses prior to custodian earnings credits and
   net of expense waivers                                1.50%     2.38%      2.54%      2.18%       2.28%
                                                      -------   -------    -------    -------     -------
Portfolio turnover rate                                    28%       31%        25%        62%         36%


                                       34                See accompanying notes.

                                                            SECURITY EQUITY FUND
Financial Highlights                                               GLOBAL SERIES
Selected data for each share of capital stock outstanding throughout each period

                                                                    YEAR ENDED SEPTEMBER 30,
                                                      ------------------------------------------------------
CLASS C                                                 2006      2005     2004(h)    2003     2002(e, f, g)
-------                                               -------    ------    -------   ------    -------------
PER SHARE DATA
Net asset value, beginning of period                  $ 16.46    $13.22    $11.17    $ 9.14      $ 10.72
                                                      -------    ------    ------    ------      -------
Income (loss) from investment operations:
Net investment loss(c)                                  (0.15)    (0.13)    (0.13)    (0.09)       (0.15)
Net gain (loss) on securities (realized and
   unrealized)                                           2.06      3.37      2.18      2.12        (1.43)
                                                      -------    ------    ------    ------      -------
Total from investment operations                         1.91      3.24      2.05      2.03        (1.58)
                                                      -------    ------    ------    ------      -------
Net asset value, end of period                        $ 18.37    $16.46    $13.22    $11.17      $  9.14
                                                      =======    ======    ======    ======      =======
TOTAL RETURN(a)                                         11.60%    24.51%    18.35%    22.21%      (14.74%)
                                                      -------    ------    ------    ------      -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)              $10,361    $8,841    $7,557    $5,326      $ 4,076
                                                      -------    ------    ------    ------      -------
Ratios to average net assets:
Net investment loss                                     (0.87%)   (0.90%)   (1.02%)   (0.96%)      (1.33%)
Total expenses(b)                                        2.51%     2.48%     2.54%     2.77%        2.74%
Net expenses(d)                                          2.50%     2.48%     2.54%     2.77%        2.74%
Expenses prior to custodian earnings credits and
   net of expense waivers                                2.51%     2.48%     2.54%     2.77%        2.74%
                                                      -------    ------    ------    ------      -------
Portfolio turnover rate                                    28%       31%       25%       62%          36%

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C shares.

(b) Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net investment income (loss) was computed using average shares outstanding throughout the period.

(d) Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

(e) As required, effective October 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on fixed income securities. The effect of this change for the period ended September 30, 2002, was to increase net investment income per share by less than 1/2 of a cent, decrease net realized and unrealized gains and losses per share by less than 1/2 of a cent and increase the ratio of net investment income to average net assets from 0.06% to 0.07%. Per share, ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(f) The financial highlights for Class C shares exclude the historical financial highlights of Class S shares. Class S shares were exchanged for Class C shares on June 3, 2002.

(g) Effective May 1, 2002 the fee structure for Global Series changed. Per share information reflects this change.

(h) The financial highlights for the Global Series exclude the historical financial highlights of the International Series Class A, B and C shares. The assets of the International Series were acquired by the Global Series on October 3, 2003.

(i) Effective August 25, 2005, Class B shares ceased charging 12b-1 fees in accordance with NASD sales cap regulations. Per share information reflects this change. This fee may be reinstated at any time.


                                       35                See accompanying notes.

                                                            SECURITY EQUITY FUND
Manager's Commentary                                        MID CAP VALUE SERIES
November 15, 2006                                                    (unaudited)

                                              (SECURITY BENEFIT(SM) LOGO)
                                            Security Management Company, LLC

                                       Adviser, Security Management Company, LLC

                           (PHOTO OF JAMES P. SCHIER)
                                 James P. Schier
                            Senior Portfolio Manager

TO OUR SHAREHOLDERS:

For the year ending September 30 2006, the Security Equity Fund Mid Cap Value Series gained 11.44%(1). This exceeded the 11.13% return of the Series' benchmark, the Russell 2500 Value Index, and the 8.98% median return of the peer group.

Our approach with the Mid Cap Senior Value Series is to seek appreciable securities of companies that are able to grow and/or reinvest in increasingly profitable ventures and hold them over three to five years to capture the better part of the improvements in profitability. We are focused on investing in securities when we find opportunities, with our individual position sizes reflecting the magnitude and the confidence in the opportunity. For this Series, we target securities generally priced at or below a market multiple that are able to increase their return on capital over time.

STAPLES, INDUSTRIALS AND FINANCIALS WERE POSITIVE CONTRIBUTORS

Grain processors Archer Daniels Midland Corporation and Corn Products International, Inc., gained 56% and 63% respectively, with a favorable commodity environment. Archer Daniels Midland Corporation benefited from the ethanol expansion and Corn Products International, Inc., benefited from a change in import tariffs on the high fructose corn syrup market. Playtex Products, Inc., gained 31% as the company's new management team introduced new product initiatives. The position in Archer Daniels Midland has been sold in favor of more compelling alternatives.

Stock selection and a larger-than-benchmark allocation in the industrials sector were positive contributors. With 25% of assets in this sector, the Series' holdings in industrials gained 23%, versus 16% for the index. McDermott International, Inc., gained 71% as the company's marine construction and industrial services businesses enjoyed significant end-market demand. Hughes Supply advanced 43% as it agreed to a buy-out offer from Home Depot. Orbital Sciences Corporation gained 48% on the successful testing of its missile defense system.

Positive stock selection in financials benefited the Series as stocks in this sector gained 22% versus 15% for the benchmark. First Marblehead Corporation and W.R. Berkley Corporation gained 176% and 35%, respectively, on continued solid business operating results.

ENERGY, FINANCIALS, AND CONSUMER DISCRETIONARY DISAPPOINT

The Series' energy weighting and selection negatively impacted performance during the year. The Series averaged a 16% weighting in this sector with holdings declining 13% in aggregate. Exposure to Evergreen Energy, Inc., and Arch Coal, Inc., coal companies, proved inopportune as they declined 38% and 13%, respectively. A temporary inventory build-up drove coal commodity prices lower. We believe coal continues to represent the best energy value in the market due to its low dollar cost per BTU. The Series' conviction in these two stocks remains high as we view the correction as being temporary.

An underweight position in the financial sector hurt the Series. Given the valuation and a very lackluster credit outlook, the Series was underweight in the sector. The benchmark holds a 33% weighting in financials. If the sector has a significant price correction, we may become more aggressive in the sector.

Stock selection in consumer discretionary stocks was also a negative for the year. Poor sales results at retailers Bombay Company, Inc., and Tuesday Morning Corporation hampered results. Merchandise changes at both of these companies were expected to reinvigorate store productivity. The turnarounds have proven to be far more elusive than originally anticipated and the Series has exited these names.

OUTLOOK FOR 2007

We continue to be surprised by the strength of the market and maintain our cautious stance for the U.S. equity market. Despite the higher levels of short-term interest rates, high energy costs ($70 oil), and an increasingly unpredictable geopolitical environment, the broad market averages have advanced again in 2006. If anything, we are more cautious now than last year at this time.

                                                            SECURITY EQUITY FUND
Manager's Commentary                                        MID CAP VALUE SERIES
November 15, 2006                                                    (unaudited)

We continue to find the most opportunities in the energy and industrial sectors. With large existing exposure in these areas, we are not likely not to go beyond today's significant levels. Over the past six months, the Series has increased its commitments to the utility and consumer staple sectors.

On behalf of Security Management Company, I would like to thank you for trusting your funds with us. We are excited to see what opportunities present themselves in the future. As always, we continue to do our best to seek the potential available in small and mid capitalization companies.

Sincerely,


James P. Schier
Senior Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

                                                            SECURITY EQUITY FUND
Performance Summary                                         MID CAP VALUE SERIES
September 30, 2006                                                   (unaudited)

PERFORMANCE

SECURITY MID CAP VALUE SERIES VS. RUSSELL 2500 VALUE INDEX

                               (PERFORMANCE GRAPH)

MID CAP VALUE SERIES

05/01/97    9,425.00
06/30/97   10,386.35
09/30/97   12,205.38
12/31/97   12,202.14
03/31/98   13,982.63
06/30/98   13,914.89
09/30/98   11,679.61
12/31/98   14,172.02
03/31/99   13,968.04
06/30/99   16,872.38
09/30/99   16,124.44
12/31/99   17,264.05
03/31/00   19,149.61
06/30/00   18,997.55
09/30/00   21,035.18
12/31/00   21,872.54
03/31/01   22,618.32
06/30/01   24,688.70
09/30/01   20,080.44
12/31/01   24,341.98
03/31/02   26,771.65
06/30/02   24,635.80
09/30/02   19,098.39
12/31/02   20,725.71
03/31/03   20,228.48
06/30/03   25,731.98
09/30/03   27,664.42
12/31/03   31,467.96
03/31/04   33,864.00
06/30/04   34,753.95
09/30/04   34,742.54
12/31/04   39,907.19
03/31/05   39,821.68
06/30/05   40,921.05
09/30/05   44,390.18
12/31/05   46,184.87
03/31/06   51,316.52
06/30/06   50,450.47
09/30/06   49,468.09

RUSSELL 2500 VALUE INDEX

INCEPTION  5/01/97   10,000.00
          06/30/97   11,200.83
          09/30/97   12,594.49
          12/31/97   12,952.70
          03/31/98   14,188.46
          06/30/98   13,681.09
          09/30/98   11,427.77
          12/31/98   12,705.04
          03/31/99   11,687.40
          06/30/99   13,558.89
          09/30/99   12,386.34
          12/31/99   12,892.04
          03/31/00   13,494.60
          06/30/00   13,413.75
          09/30/00   14,336.43
          12/31/00   15,571.76
          03/31/01   15,264.14
          06/30/01   16,787.57
          09/30/01   14,698.15
          12/31/01   17,088.66
          03/31/02   18,542.23
          06/30/02   17,895.20
          09/30/02   14,608.72
          12/31/02   15,401.82
          03/31/03   14,666.86
          06/30/03   17,788.08
          09/30/03   19,169.13
          12/31/03   22,319.49
          03/31/04   23,698.49
          06/30/04   23,817.52
          09/30/04   23,877.08
          12/31/04   27,134.02
          03/31/05   26,556.13
          06/30/05   27,969.20
          09/30/05   28,963.85
          12/31/05   29,232.64
          03/31/06   32,291.66
          06/30/06   31,477.47
          09/30/06   32,190.62

                             $10,000 SINCE INCEPTION

This chart assumes a $10,000 investment in Class A shares of Mid Cap Value Series on May 1, 1997 (date of inception), reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The Russell 2500 Value Index is an unmanaged index that measures the performance of securities of small-to-mid cap U.S. companies with greater-than-average value orientation.

AVERAGE ANNUAL RETURNS

PERIODS ENDED 9-30-06        1 YEAR   5 YEARS   SINCE INCEPTION
---------------------        ------   -------  ----------------
A Shares                     11.44%    19.76%  19.16% (5-1-97)
A Shares with sales charge    5.02%    18.35%  18.42% (5-1-97)
B Shares                     10.60%    18.80%  18.24% (5-1-97)
B Shares with CDSC            5.60%    18.60%  18.24% (5-1-97)
C Shares                     10.62%    18.82%  16.74% (1-29-99)
C Shares with CDSC            9.62%    18.82%  16.74% (1-29-99)

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.

PORTFOLIO COMPOSITION BY SECTOR AS OF 9-30-06

Consumer Discretionary                    4.76%
Consumer Staples                          8.34
Energy                                   17.42
Financials                               14.36
Health Care                               3.01
Industrials                              19.32
Information Technology                   14.40
Materials                                 2.96
Utilities                                 6.98
Exchange Traded Funds                     3.35
Commercial Paper                          1.86
Asset Backed Commercial Paper             4.72
Warrants                                  0.25
Repurchase Agreement                      0.03
Liabilities in excess of other assets    (1.76)
                                        ------
Total net assets                        100.00%
                                        ======


                                       38                See accompanying notes.

                                                            SECURITY EQUITY FUND
Performance Summary                                         MID CAP VALUE SERIES
September 30, 2006                                                   (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2006 - September 30, 2006.

ACTUAL EXPENSES

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SERIES EXPENSES

                     BEGINNING         ENDING      EXPENSES PAID
                   ACCOUNT VALUE   ACCOUNT VALUE       DURING
                      04-01-06      09-30-06(1)      PERIOD(2)
                   -------------   -------------   -------------
Mid Cap Value
Series - Class A
   Actual            $1,000.00       $  964.00         $ 6.70
   Hypothetical       1,000.00        1,018.25           6.88

Mid Cap Value
Series - Class B
   Actual             1,000.00          960.20          10.37
   Hypothetical       1,000.00        1,014.49          10.66

Mid Cap Value
Series - Class C
   Actual             1,000.00          960.20          10.37
   Hypothetical       1,000.00        1,014.49          10.66

(1) The actual ending account value is based on the actual total return of the Series for the period from April 1, 2006 to September 30, 2006 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period from April 1, 2006 to September 30, 2006 was (3.60%), (3.98%) and (3.98%), for Class A, B and C shares, respectively.

(2) Expenses are equal to the Series annualized expense ratio (1.36%, 2.11% and 2.11% for Class A, B and C shares, respectively) multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Schedule of Investments              Security Equity Fund - Mid Cap Value Series
September 30, 2006

                                                          SHARES        VALUE
                                                        ---------   ------------
COMMON STOCK - 94.5%
AEROSPACE & DEFENSE - 1.7%
Orbital Sciences Corporation *                            762,000   $ 14,302,740
                                                                    ------------
AGRICULTURAL PRODUCTS - 1.3%
Corn Products International, Inc.                         330,000     10,738,200
                                                                    ------------
APPLICATION SOFTWARE - 1.7%
EPIQ Systems, Inc. *                                      645,000      9,487,950
PLATO Learning, Inc. * (1)                                820,000      5,223,400
                                                                    ------------
                                                                      14,711,350
                                                                    ------------
AUTO PARTS & EQUIPMENT - 0.4%
HydroGen Corporation * (1)(2)                             732,850      3,664,250
                                                                    ------------
BUILDING PRODUCTS - 0.5%
Quixote Corporation (1)                                   239,650      4,270,563
                                                                    ------------
COAL & CONSUMABLE FUELS - 6.3%
Arch Coal, Inc. (3)                                       620,000     17,924,200
Consol Energy, Inc.                                       163,000      5,171,990
Evergreen Energy, Inc. *                                1,953,800     20,534,438
USEC, Inc.                                              1,084,000     10,449,760
                                                                    ------------
                                                                      54,080,388
                                                                    ------------
COMMUNICATIONS EQUIPMENT - 3.0%
Dycom Industries, Inc. *                                  235,000      5,052,500
EFJ, Inc. *                                                 9,900         73,458
Mastec, Inc. *                                          1,100,000     12,177,000
MRV Communications, Inc. *                              1,500,000      4,140,000
Oplink Communications, Inc. *                             228,571      4,566,849
                                                                    ------------
                                                                      26,009,807
                                                                    ------------
COMPUTER & ELECTRONICS RETAIL - 1.2%
RadioShack Corporation                                    530,000     10,229,000
                                                                    ------------
CONSTRUCTION & ENGINEERING - 7.6%
Granite Construction, Inc. (3)                             84,900      4,529,415
Insituform Technologies, Inc. *                           270,400      6,565,312
Quanta Services, Inc. *                                 1,225,000     20,653,500
Shaw Group, Inc. *                                      1,406,700     33,254,388
                                                                    ------------
                                                                      65,002,615
                                                                    ------------
CONSUMER FINANCE - 2.4%
First Marblehead Corporation (3)                          293,600     20,334,736
                                                                    ------------
DATA PROCESSING & OUTSOURCED SERVICES - 4.0%
Affiliated Computer Services, Inc. *                      245,000     12,705,700
Computer Sciences Corporation *                           440,000     21,612,800
                                                                    ------------
                                                                      34,318,500
                                                                    ------------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES - 2.6%
FTI Consulting, Inc. *                                    466,000     11,677,960
PHH Corporation *                                         380,000     10,412,000
                                                                    ------------
                                                                      22,089,960
                                                                    ------------
ELECTRIC UTILITIES - 6.6%
Empire District Electric Company                          265,800      5,948,604

                                                          SHARES        VALUE
                                                        ---------   ------------
COMMON STOCK (CONTINUED)
ELECTRIC UTILITIES (CONTINUED)
Great Plains Energy, Inc. (3)                           1,420,650   $ 44,068,563
Northeast Utilities                                       250,300      5,824,481
Westar Energy, Inc.                                        25,900        608,909
                                                                    ------------
                                                                      56,450,557
                                                                    ------------
ELECTRICAL COMPONENTS & EQUIPMENT - 1.9%
Powell Industries, Inc. * (1)                             117,300      2,595,849
Power-One, Inc. *                                       1,904,000     13,784,960
                                                                    ------------
                                                                      16,380,809
                                                                    ------------
ELECTRONIC MANUFACTURING SERVICES - 3.1%
Maxwell Technologies, Inc. *                              601,000     12,224,340
Merix Corporation * (2)                                 1,476,000     14,184,360
                                                                    ------------
                                                                      26,408,700
                                                                    ------------
EXCHANGE TRADED FUNDS - 3.3%
iShares Russell 2000 Value Index Fund                     202,000     14,887,400
iShares S&P MidCap 400                                    185,000     13,673,350
                                                                    ------------
                                                                      28,560,750
                                                                    ------------
GAS UTILITIES - 0.4%
Southern Union Company                                    130,000      3,433,300
                                                                    ------------
GENERAL MERCHANDISE STORES - 1.0%
Tuesday Morning Corporation                               630,000      8,744,400
                                                                    ------------
HEALTH CARE EQUIPMENT - 0.4%
HealthTronics, Inc. *                                     510,000      3,146,700
                                                                    ------------
HEALTH CARE FACILITIES - 2.4%
Community Health Systems, Inc. *                          185,000      6,909,750
Triad Hospitals, Inc. *                                   310,000     13,649,300
                                                                    ------------
                                                                      20,559,050
                                                                    ------------
HOMEFURNISHING RETAIL - 0.0%
Bombay Company, Inc. *                                    119,200        163,304
                                                                    ------------
INDUSTRIAL CONGLOMERATES - 3.8%
McDermott International, Inc. *                           781,700     32,675,060
                                                                    ------------
INSURANCE BROKERS - 0.3%
Hub International, Ltd.                                    96,000      2,776,320
                                                                    ------------
INTEGRATED OIL & GAS - 1.6%
Murphy Oil Corporation                                    279,000     13,266,450
                                                                    ------------
LIFE & HEALTH INSURANCE - 0.8%
KMG America Corporation * (1)                             905,400      6,654,690
                                                                    ------------
MORTGAGE REIT'S - 3.4%
HomeBanc Corporation                                      650,000      3,997,500
MortgageIT Holdings, Inc.                                 960,700     13,526,656
Opteum, Inc. (1)(2)                                     1,474,400     11,868,920
                                                                    ------------
                                                                      29,393,076
                                                                    ------------

    The accompanying notes are an integral part of the financial statements.

Schedule of Investments              Security Equity Fund - Mid Cap Value Series
September 30, 2006 - continued

                                                          SHARES        VALUE
                                                        ---------   ------------
COMMON STOCK (CONTINUED)
MULTI - LINE INSURANCE - 1.4%
American Financial Group, Inc.                            255,000   $ 11,967,150
                                                                    ------------
OIL & GAS DRILLING - 2.0%
Helmerich & Payne, Inc.                                   740,000     17,042,200
                                                                    ------------
OIL & GAS EQUIPMENT & SERVICES - 1.2%
Key Energy Services, Inc. *                               780,000     10,608,000
                                                                    ------------
OIL & GAS EXPLORATION & PRODUCTION - 1.5%
Gulfport Energy Corporation *                             260,000      3,013,400
Newfield Exploration Company *                            260,000     10,020,400
                                                                    ------------
                                                                      13,033,800
                                                                    ------------
OIL & GAS REFINING & MARKETING - 0.6%
Nova Oil, Inc. * (1)                                    1,354,900      4,742,150
                                                                    ------------
OIL & GAS STORAGE & TRANSPORTATION - 4.3%
Double Hull Tankers, Inc.                                 522,900      7,189,875
Williams Companies, Inc.                                1,234,000     29,455,580
                                                                    ------------
                                                                      36,645,455
                                                                    ------------
PACKAGED FOODS & MEATS - 4.8%
Hormel Foods Corporation                                  350,000     12,593,000
JM Smucker Company                                        260,000     12,467,000
Tyson Foods, Inc. (3)                                   1,000,000     15,880,000
                                                                    ------------
                                                                      40,940,000
                                                                    ------------
PAPER PACKAGING - 2.6%
Bemis Company, Inc.                                       350,000     11,501,000
Sonoco Products Company                                   330,700     11,124,748
                                                                    ------------
                                                                      22,625,748
                                                                    ------------
PERSONAL PRODUCTS - 2.3%
Alberto-Culver Company *                                   87,000      4,401,330
Playtex Products, Inc. *                                1,150,000     15,410,000
                                                                    ------------
                                                                      19,811,330
                                                                    ------------
PROPERTY & CASUALTY INSURANCE - 4.4%
Alleghany Corporation *                                    27,643      7,989,103
First American Corporation                                262,500     11,114,250
North Pointe Holdings Corporation * (1)(2)                470,000      4,352,200
United America Indemnity, Ltd. *                          130,000      2,921,100
W.R. Berkley Corporation (3)                              322,500     11,413,275
                                                                    ------------
                                                                      37,789,928
                                                                    ------------
REGIONAL BANKS - 1.7%
Mercantile Bankshares Corporation                         148,000      5,367,960
Wilmington Trust Corporation                              105,400      4,695,570
Zions Bancorporation                                       53,000      4,229,930
                                                                    ------------
                                                                      14,293,460
                                                                    ------------
SEMICONDUCTOR EQUIPMENT - 0.9%
Ultratech, Inc. *                                         603,800      8,042,616
                                                                    ------------

                                                          SHARES        VALUE
                                                        ---------   ------------
COMMON STOCK (CONTINUED)
SEMICONDUCTORS - 1.6%
Applied Micro Circuits Corporation *                      850,000   $  2,456,500
IXYS Corporation *                                        880,000      7,383,200
STATS ChipPAC, Ltd. ADR *                                 700,000      4,207,000
                                                                    ------------
                                                                      14,046,700
                                                                    ------------
SPECIALIZED CONSUMER SERVICES - 0.7%
Regis Corporation                                         163,900      5,875,815
                                                                    ------------
SPECIALTY CHEMICALS - 0.2%
Material Sciences Corporation *                            85,700        853,572
Minerals Technologies, Inc.                                23,000      1,228,200
                                                                    ------------
                                                                       2,081,772
                                                                    ------------
TIRES & RUBBER - 1.4%
Bandag, Inc.                                              296,000     12,147,840
                                                                    ------------
TRADING COMPANIES & DISTRIBUTORS - 1.2%
United Rentals, Inc. *                                    450,000     10,462,500
                                                                    ------------
TOTAL COMMON STOCK
   (Cost $653,562,578)                                              $810,521,739
                                                                    ------------
PREFERRED STOCK - 0.1%
DIVERSIFIED METALS & MINING - 0.1%
Arch Coal, Inc.                                             4,600        646,875
                                                                    ------------
ENVIRONMENTAL & FACILITIES SERVICES - 0.0%
ThermoEnergy Corporation PIPE * (1)(2)(4)(5)(6)         1,745,000        472,721
                                                                    ------------
TOTAL PREFERRED STOCK
   (Cost $1,876,500)                                                $  1,119,596
                                                                    ------------
WARRANTS - 0.3%
WARRANTS - 0.3%
Lime Energy Company
   $1.00, 3/19/2009 (4)                                    29,517         28,592
Nova Oil, Inc.
   $2.57, 7/5/2011 (1)(4)                                 677,450      1,965,760
ThermoEnergy Corporation
   $0.75, 7/14/2008 (1)(2)(4)(6)                        1,745,000        160,889
                                                                    ------------
                                                                       2,155,241
                                                                    ------------
TOTAL WARRANTS
   (Cost $1,561,837)                                                $  2,155,241
                                                                    ------------

                                                        PRINCIPAL
                                                         AMOUNT        VALUE
                                                       ----------   ------------
CONVERTIBLE BOND - 0.3%
PHARMACEUTICALS - 0.3%
Ligand Pharmaceuticals, Inc.
   6.00%, 2007                                         $1,250,000      2,017,187
                                                                    ------------
TOTAL CONVERTIBLE BOND
   (Cost $1,250,000)                                                $  2,017,187
                                                                    ------------

    The accompanying notes are an integral part of the financial statements.

Schedule of Investments              Security Equity Fund - Mid Cap Value Series
September 30, 2006 - continued

                                                        PRINCIPAL
                                                         AMOUNT        VALUE
                                                       ----------   ------------
ASSET BACKED COMMERCIAL PAPER - 4.7%
DIVERSIFIED - 0.8%
Amsterdam Funding Corporation
   5.26%, 10/5/2006                                     1,000,000   $    999,416
   5.26%, 10/6/2006                                     2,000,000      1,998,539
   5.26%, 10/11/2006                                    1,500,000      1,497,808
   5.24%, 10/30/2006                                    1,000,000        995,779
Govco, Inc.
   5.36%, 10/18/2006                                    1,000,000        997,521
                                                                    ------------
                                                                       6,489,063
                                                                    ------------
MISC. RECEIVABLES - 2.6%
Fairway Finance Corporation
   5.255%, 10/3/2006                                    1,000,000        999,708
   5.255%, 10/10/2006                                   1,000,000        998,686
   5.255%, 10/13/2006                                   2,500,000      2,495,621
   5.255%, 10/19/2006                                   1,000,000        997,373
   5.255%, 10/24/2006                                   2,000,000      1,993,285
   5.255%, 10/30/2006                                   1,000,000        995,767
Falcon Asset Securitization Corporation
   5.25%, 10/12/2006                                    1,000,000        998,396
   5.26%, 10/17/2006                                    2,000,000      1,995,325
   5.25%, 10/20/2006                                    1,000,000        997,229
   5.27%, 10/31/2006                                    1,600,000      1,592,973
   5.25%, 11/7/2006                                     2,000,000      1,989,208
Jupiter Securitization Corporation
   5.25%, 10/3/2006                                     1,000,000        999,708
   5.30%, 10/4/2006                                     2,000,000      1,999,125
   5.265%, 11/7/2006                                    1,000,000        994,589
   5.26%, 11/10/2006                                    1,200,000      1,192,987
   5.26%, 11/14/2006                                    1,200,000      1,192,285
                                                                    ------------
                                                                      22,432,265
                                                                    ------------
SECURITIES - 0.1%
Perry Global Funding LLC
   5.265%, 11/6/2006                                    1,000,000        994,735
                                                                    ------------
TRADE RECEIVABLES - 1.2%
Eureka Securitization
   5.25%, 10/16/2006                                    2,000,000      1,995,625
Old Line Funding LLC
   5.25%, 10/12/2006                                    1,400,000      1,397,754
   5.26%, 10/20/2006                                    1,156,000      1,152,791
   5.26%, 10/26/2006                                    1,000,000        996,347
   5.26%, 11/3/2006                                     1,000,000        995,169
Sheffield Receivables Corporation
   5.26%, 10/2/2006                                     2,000,000      1,999,708
   5.26%, 10/18/2006                                    2,000,000      1.995.032
                                                                    ------------
                                                                      10,532,426
                                                                    ------------
TOTAL ASSET BACKED COMMERCIAL
   PAPER (Cost $40,448,489)                                         $ 40,448,489
                                                                    ------------

                                                        PRINCIPAL
                                                         AMOUNT        VALUE
                                                       ----------   ------------
COMMERCIAL PAPER - 1.9%
AUTOMOTIVE - 0.7%
American Honda Finance
   5.25%, 10/3/2006                                     1,000,000   $    999,708
   5.224%, 10/23/2006                                   2,600,000      2,591,700
   5.23%, 10/25/2006                                    1,000,000        996,513
   5.23%, 11/6/2006                                     1,022,000      1,016,655
                                                                    ------------
                                                                       5,604,576
                                                                    ------------
BANKING - 0.9%
UBS Finance (DE) LLC
   5.255%, 10/4/2006                                    1,000,000        999,562
   5.25%, 10/5/2006                                     1,000,000        999,417
   5.25%, 10/10/2006                                    1,000,000        998,688
   5.25%, 10/24/2006                                    1,000,000        996,639
   5.25%, 10/26/2006                                    1,300,000      1,295,260
   5.25%, 10/27/2006                                    1,000,000        996,208
   5.255%, 10/31/2006                                   1,000,000        995,621
                                                                    ------------
                                                                       7,281,395
                                                                    ------------
BROKERAGE - 0.1%
Merrill Lynch & Company, Inc.
   5.23%, 11/20/2006                                    1,100,000      1,092,010
                                                                    ------------
NON U.S. BANKING - 0.2%
Danske Corporation
   5.30%, 10/19/2006                                    1,000,000        997,370
Societe Generale
   5.25%, 10/11/2006                                    1,000,000        998.542
                                                                    ------------
                                                                       1,995,912
                                                                    ------------
TOTAL COMMERCIAL PAPER
   (Cost $15,973,893)                                               $ 15,973,893
                                                                    ------------
REPURCHASE AGREEMENT - 0.0%
United Missouri Bank, 4.88%,
   dated 09-29-06, matures
   10-02-06; repurchase amount
   of $248,101 (Collateralized by
   FHLB, 2.625%, 05-15-07 with a
   value of $257,416)                                  $  248,000   $    248,000
                                                                    ------------
TOTAL REPURCHASE AGREEMENT
   (Cost $248,000)                                                  $    248,000
                                                                    ------------
TOTAL INVESTMENTS (SECURITY EQUITY FUND -
   MID CAP VALUE SERIES)
   (COST $714,921,297) - 101.8%                                     $872,484,145
LIABILITIES IN EXCESS OF OTHER ASSETS - (1.8)%                       (l5.046.999)
                                                                    ------------
TOTAL NET ASSETS - 100.0%                                           $857,437,146
                                                                    ============

Footnotes

Percentages are stated as a percent of net assets.

For federal income tax purposes the identified cost of investments owned at 9/30/2006 was $714,921,297.

    The accompanying notes are an integral part of the financial statements.

Schedule of Investments              Security Equity Fund - Mid Cap Value Series
September 30, 2006 - continued

*    - Non-income producing security

(1)  - Security is illiquid. See Notes to Financials.

(2)  - Investment in an affiliated issuer. See Notes to Financials.

(3)  - Security is segregated as collateral for open written options contracts.

(4) - Security is fair valued by the Board of Directors. See Note 8 in Notes to Financials.

(5) - PIPE (Private Investment in Public Equity) - Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration on a secondary public offering.

(6)  - Security is restricted. See Notes to Financials.

Glossary:

ADR  - American Depositary Receipt

See notes to financial statements.

    The accompanying notes are an integral part of the financial statements.

                                                            SECURITY EQUITY FUND
                                                            MID CAP VALUE SERIES

Statement of Assets and Liabilities
September 30, 2006

ASSETS:
Investments in unaffiliated issues, at value(1) .................   $837,780,805
Investments in affiliated issues, at value(1) ...................     34,703,340
Cash ............................................................          7,128
Receivables:
   Securities sold ..............................................        134,506
   Fund shares sold .............................................      4,978,713
   Interest .....................................................         28,125
   Dividends ....................................................        690,633
Prepaid expenses ................................................         41,825
                                                                    ------------
Total assets ....................................................    878,365,075
                                                                    ------------
LIABILITIES:
Payable for:
   Securities purchased .........................................     16,019,256
   Fund shares redeemed .........................................      1,767,802
   Written options, at value (premiums received $1,248,555) .....      2,001,610
   Management fees ..............................................        565,598
   Custodian fees ...............................................          8,911
   Transfer agent and administration fees .......................        140,487
   Professional fees ............................................         45,150
   12b-1 distribution plan fees .................................        335,615
   Directors' fees ..............................................          3,500
   Other ........................................................         40,000
                                                                    ------------
Total liabilities ...............................................     20,927,929
                                                                    ------------
NET ASSETS ......................................................   $857,437,146
                                                                    ============
NET ASSETS CONSIST OF:
Paid in capital .................................................   $655,149,203
Accumulated undistributed net realized gain on sale of
   investments and options written ..............................     45,478,151
Net unrealized appreciation in value of investments and
   options written ..............................................    156,809,792
                                                                    ------------
Net assets ......................................................   $857,437,146
                                                                    ============
CLASS A:
Capital shares outstanding (unlimited number of shares
   authorized) ..................................................     15,576,345
Net assets ......................................................   $596,074,265
Net asset value per share .......................................   $      38.27
                                                                    ============
Maximum offering price per share (net asset value
   divided by 94.25%) ...........................................   $      40.60
                                                                    ============
CLASS B:
Capital shares outstanding (unlimited number of shares
   authorized) ..................................................      3,130,023
Net assets ......................................................   $108,784,259
Net asset value, offering and redemption price per share
   (excluding any applicable contingent deferred sales
   charge) ......................................................   $      34.76
                                                                    ============
CLASS C:
Capital shares outstanding (unlimited number of shares
   authorized) ..................................................      4,306,171
Net assets ......................................................   $152,578,622
Net asset value, offering and redemption price per share
   (excluding any applicable contingent deferred sales
   charge) ......................................................   $      35.43
                                                                    ============
(1) Investments, at cost ........................................   $714,921,297

Statement of Operations
For the Year Ended September 30, 2006

INVESTMENT INCOME:
   Dividends from securities of unaffiliated issuers ............   $  8,095,025
   Dividends from securities of affiliated issuers ..............        590,220
   Interest .....................................................      1,704,232
                                                                    ------------
   Total investment income ......................................     10,389,477
                                                                    ------------
EXPENSES:
   Management fees ..............................................      5,850,448
   Custodian fees ...............................................         49,015
   Transfer agent/maintenance fees ..............................        908,493
   Administration fees ..........................................        676,986
   Directors' fees ..............................................         18,661
   Professional fees ............................................        105,246
   Reports to shareholders ......................................        192,443
   Registration fees ............................................         81,351
   Other expenses ...............................................         29,373
   12b-1 distribution plan fees - Class A .......................      1,199,972
   12b-1 distribution plan fees - Class B .......................      1,068,092
   12b-1 distribution plan fees - Class C .......................      1,265,949
                                                                    ------------
   Total expenses ...............................................     11,446,029
   Less: Earnings credits .......................................            (50)
                                                                    ------------
   Net expenses .................................................     11,445,979
                                                                    ------------
   Net investment loss ..........................................     (1,056,502)
                                                                    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain during the period on:
   Investment transactions of unaffiliated issuers ..............     49,823,966
   Investment transactions of affiliated issuers ................         29,316
   Options written ..............................................      3,988,614
                                                                    ------------
   Net realized gain ............................................     53,841,896
                                                                    ------------
Net unrealized appreciation (depreciation) during the period on:
   Investments ..................................................      9,839,394
   Options written ..............................................       (866,604)
                                                                    ------------
   Net unrealized appreciation ..................................      8,972,790
                                                                    ------------
   Net gain .....................................................     62,814,686
                                                                    ------------
   Net increase in net assets resulting from operations .........   $ 61,758,184
                                                                    ============


                                       44                See accompanying notes.

                                                            SECURITY EQUITY FUND
Statement of Changes in Net Assets                          MID CAP VALUE SERIES

                                                                                           YEAR ENDED      YEAR ENDED
                                                                                         SEPTEMBER 30,   SEPTEMBER 30,
                                                                                              2006            2005
                                                                                         -------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment loss ...............................................................   $  (1,056,502)  $ (1,019,140)
   Net realized gain during the period on investments and options written ............      53,841,896     27,789,769
   Net unrealized appreciation during the period on investments and options written ..       8,972,790     81,570,182
                                                                                         -------------   ------------
   Net increase in net assets resulting from operations ..............................      61,758,184    108,340,811
                                                                                         -------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gain
      Class A ........................................................................     (21,770,226)   (17,531,136)
      Class B ........................................................................      (5,997,235)    (6,133,150)
      Class C ........................................................................      (6,154,241)    (4,546,382)
                                                                                         -------------   ------------
   Total distributions to shareholders ...............................................     (33,921,702)   (28,210,668)
                                                                                         -------------   ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares
      Class A ........................................................................     336,551,934    161,215,930
      Class B ........................................................................      24,068,613     17,972,042
      Class C ........................................................................      66,012,687     36,990,088
   Distributions reinvested
      Class A ........................................................................      20,081,172     16,302,449
      Class B ........................................................................       5,715,437      5,863,417
      Class C ........................................................................       5,766,876      4,260,542
   Cost of shares redeemed
      Class A ........................................................................    (153,088,973)   (73,348,101)
      Class B ........................................................................     (22,952,102)   (15,202,832)
      Class C ........................................................................     (17,136,873)   (14,043,393)
                                                                                         -------------   ------------
   Net increase from capital share transactions ......................................     265,018,771    140,010,142
                                                                                         -------------   ------------
   Net increase in net assets ........................................................     292,855,253    220,140,285
                                                                                         -------------   ------------
NET ASSETS:
   Beginning of period ...............................................................     564,581,893    344,441,608
                                                                                         -------------   ------------
   End of period .....................................................................   $ 857,437,146   $564,581,893
                                                                                         =============   ============
   Accumulated undistributed net investment income at end of period ..................   $          --   $         --
                                                                                         =============   ============
CAPITAL SHARE ACTIVITY:
   Shares sold
      Class A ........................................................................       8,840,332      4,912,125
      Class B ........................................................................         695,272        597,004
      Class C ........................................................................       1,858,360      1,196,717
   Shares reinvested
      Class A ........................................................................         565,349        505,033
      Class B ........................................................................         176,130        196,298
      Class C ........................................................................         174,331        140,103
   Shares redeemed
      Class A ........................................................................      (4,094,527)    (2,235,399)
      Class B ........................................................................        (663,202)      (503,071)
      Class C ........................................................................        (485,231)      (454,764)


                                       45                See accompanying notes.

                                                            SECURITY EQUITY FUND
Financial Highlights                                        MID CAP VALUE SERIES
Selected data for each share of capital stock outstanding throughout each period

                                                                         YEAR ENDED SEPTEMBER 30,
                                                          -----------------------------------------------------
CLASS A                                                     2006       2005       2004        2003        2002
-------                                                   --------   --------   --------    --------    -------
PER SHARE DATA
Net asset value, beginning of period                      $  36.34   $  30.45   $  24.48    $  16.90    $ 18.04
                                                          --------   --------   --------    --------    -------
Income (loss) from investment operations:
Net investment income (loss)(b)                               0.04       0.01      (0.09)      (0.07)     (0.04)
Net gain (loss) on securities (realized and unrealized)       3.96       8.16       6.32        7.65      (0.78)
                                                          --------   --------   --------    --------    -------
Total from investment operations                              4.00       8.17       6.23        7.58      (0.82)
                                                          --------   --------   --------    --------    -------
Less distributions:
Distributions from realized gains                            (2.07)     (2.28)     (0.26)         --      (0.21)
Return of capital                                               --         --         --          --      (0.11)
                                                          --------   --------   --------    --------    -------
Total distributions                                          (2.07)     (2.28)     (0.26)         --      (0.32)
                                                          --------   --------   --------    --------    -------
Net asset value, end of period                            $  38.27   $  36.34   $  30.45    $  24.48    $ 16.90
                                                          ========   ========   ========    ========    =======
TOTAL RETURN(a)                                              11.44%     27.77%     25.59%      44.85%     (4.89%)
                                                          --------   --------   --------    --------    -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $596,074   $373,031   $215,659    $113,822    $68,544
                                                          --------   --------   --------    --------    -------
Ratios to average net assets:
Net investment income (loss)                                  0.10%      0.04%     (0.31%)     (0.33%)    (0.20%)
Total expenses(d)                                             1.36%      1.41%      1.48%       1.65%      1.45%
Net expenses(e)                                               1.36%      1.41%      1.48%       1.65%      1.45%
                                                          --------   --------   --------    --------    -------
Portfolio turnover rate                                         33%        19%        45%         52%        51%

                                                                        YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------------------
CLASS B                                                     2006        2005       2004       2003       2002
-------                                                   --------    -------    -------    -------    -------
PER SHARE DATA
Net asset value, beginning of period                      $  33.43    $ 28.37    $ 22.99    $ 15.99    $ 17.26
                                                          --------    -------    -------    -------    -------
Income (loss) from investment operations:
Net investment loss(b)                                       (0.23)     (0.22)     (0.28)     (0.22)     (0.21)
Net gain (loss) on securities (realized and unrealized)       3.63       7.56       5.92       7.20      (0.74)
                                                          --------    -------    -------    -------    -------
Total from investment operations                              3.40       7.34       5.64       7.00      (0.95)
                                                          --------    -------    -------    -------    -------
Less distributions:
Distributions from realized gains                            (2.07)     (2.28)     (0.26)        --      (0.21)
Return of capital                                               --         --         --         --      (0.11)
                                                          --------    -------    -------    -------    -------
Total distributions                                          (2.07)     (2.28)     (0.26)        --      (0.32)
                                                          --------    -------    -------    -------    -------
Net asset value, end of period                            $  34.76    $ 33.43    $ 28.37    $ 22.99    $ 15.99
                                                          ========    =======    =======    =======    =======
TOTAL RETURN(a)                                              10.60%     26.83%     24.67%     43.78%     (5.88%)
                                                          --------    -------    -------    -------    -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $108,784    $97,664    $74,650    $53,947    $37,136
                                                          --------    -------    -------    -------    -------
Ratios to average net assets:
Net investment loss                                          (0.68%)    (0.72%)    (1.07%)    (1.08%)    (1.09%)
Total expenses(d)                                             2.11%      2.16%      2.23%      2.40%      2.34%
Net expenses(e)                                               2.11%      2.16%      2.23%      2.40%      2.34%
                                                          --------    -------    -------    -------    -------
Portfolio turnover rate                                         33%        19%        45%        52%        51%


                                       46                See accompanying notes.

                                                            SECURITY EQUITY FUND
Financial Highlights                                        MID CAP VALUE SERIES
Selected data for each share of capital stock outstanding throughout each period

                                                                        YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------------------
CLASS C                                                     2006        2005       2004       2003     2002(c)
-------                                                   --------    -------    -------    -------    -------
PER SHARE DATA
Net asset value, beginning of period                      $  34.03    $ 28.85    $ 23.37    $ 16.26    $ 17.53
                                                          --------    -------    -------    -------    -------
Income (loss) from investment operations:
Net investment loss(b)                                       (0.22)     (0.21)     (0.29)     (0.21)     (0.21)
Net gain (loss) on securities (realized and unrealized)       3.69       7.67       6.03       7.32      (0.74)
                                                          --------    -------    -------    -------    -------
Total from investment operations                              3.47       7.46       5.74       7.11      (0.95)
                                                          --------    -------    -------    -------    -------
Less distributions:
Distributions from realized gains                            (2.07)     (2.28)     (0.26)        --      (0.21)
Return of capital                                               --         --         --         --      (0.11)
                                                          --------    -------    -------    -------    -------
Total distributions                                          (2.07)     (2.28)     (0.26)        --      (0.32)
                                                          --------    -------    -------    -------    -------
Net asset value, end of period                            $  35.43    $ 34.03    $ 28.85    $ 23.37    $ 16.26
                                                          ========    =======    =======    =======    =======
TOTAL RETURN(a)                                              10.62%     26.80%     24.70%     43.73%     (5.79%)
                                                          --------    -------    -------    -------    -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $152,579    $93,887    $54,133    $32,999    $18,785
                                                          --------    -------    -------    -------    -------
Ratios to average net assets:
Net investment loss                                          (0.65%)    (0.71%)    (1.06%)    (1.08%)    (1.06%)
Total expenses(d)                                             2.11%      2.16%      2.23%      2.40%      2.35%
Net expenses(e)                                               2.11%      2.16%      2.23%      2.40%      2.35%
                                                          --------    -------    -------    -------    -------
Portfolio turnover rate                                         33%        19%        45%        52%        51%

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C shares.

(b) Net investment income (loss) was computed using average shares outstanding throughout the period.

(c) The financial highlights for Class C shares exclude the historical financial highlights of Class S shares. Class S shares were exchanged for Class C shares on June 3, 2002.

(d) Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(e) Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.


                                       47                See accompanying notes.

                                                            SECURITY EQUITY FUND
Manager's Commentary                                            SELECT 25 SERIES
November 15, 2006                                                    (unaudited)

                                              (SECURITY BENEFIT(SM) LOGO)
                                            Security Management Company, LLC

                                       Adviser, Security Management Company, LLC

                            (PHOTO OF MARK MITCHELL)
                                 Mark Mitchell
                            Senior Portfolio Manager

TO OUR SHAREHOLDERS:

Security Equity Fund Select 25 Series returned 5.34%(1) in the period, lagging the benchmark Russell 1000 Growth Index's return of 6.04%, but out performing the Series' peer group median return of 3.72%. Individual stock selection drove our results in fiscal 2006. While being disappointed that our results were below the benchmark, we believe that our approach delivers performance over the long-term.

Our investment philosophy is centered on three key tenants: first, we believe good investments are purchased at less than their intrinsic value, second, a long-term approach and patience are critical to successful investing, and last, we concentrate our investments in companies that have the greatest return potential.

Our process is a bottom-up, research-driven investment process that attempts to identify companies that have a competitive advantage or have the ability to become more competitive in the future. We focus on owning these companies for three to five years or longer, which we believe differentiates us from a majority of our peers and ultimately allows us to make better investment decisions. We buy these companies when their current price trades below their intrinsic value. We closely monitor each company's progress. We will sell a company if the valuation no longer makes sense, if we've made a mistake and our investment thesis is no longer valid, or if we have a more attractive investment alternative. For this Series, we apply this philosophy to a broad range of growth names.

We ultimately structure the portfolio with 25-30 names. This philosophy is applied to a broad range of growth names.

FINANCIALS AND HEALTH CARE STOCKS TOP PERFORMERS

The Series' financial holdings were up 63% compared to 17% for the index with our position in First Marblehead Corporation up over 200%. III-placed, short-term concerns over the company's competitive position offered us an excellent opportunity to take a position in this leading student lending company. First Marblehead maintains its competitive advantage with its loan underwriting capability, superior economics, and value-added services.

Health care, as a sector overall, was up only 5%; however, good stock selection added value to the Series. Zimmer Holdings, Inc., was up over 15%. Zimmer is a leading orthopedic manufacturer that has experienced a sharp decline in price due to a deceleration in its long-term growth prospects. Having owned the company previously, we had a very good understanding of the fundamentals for both Zimmer and the orthopedic industry. We were comfortable with the new lower-growth outlook and thus viewed the market's reaction as overly punitive. We were able to buy a great company at a reasonable valuation with the stock having recovered more than 33% since our purchase.

Covance, Inc., was up 35%. The company provides value-added services to pharmaceutical companies and related industries. Capacity additions coupled with end-market demand, we believe, have positioned Covance for continued profitable growth.

ENERGY AND INDUSTRIAL SECTORS DISAPPOINT

The energy sector was down more than 18% compared to a down of 6% for the benchmark. Evergreen Energy, Inc., down 39% (previously known as KFx) and BJ Services Company, down 15%, both contributed negatively to the Series. Evergreen Energy was hurt by concerns over the viability of the initial production results of its proprietary clean coal technology. BJ Services was impacted more generally by the recent exodus from oil-services-related names as a result of a weakening energy commodity market.

Holdings in the industrial sector performed poorly in the reporting period. We were positioned to take advantage of several unique opportunities in companies that benefit broadly from strong global economic growth. Concerns regarding a slowdown in the United States have impacted the group. We still like the fundamentals of the companies we own, including FedEx Corporation, W.W. Grainger, Inc., L-3 Communications, Holdings, Inc., and Shaw Group.

                                                            SECURITY EQUITY FUND
Manager's Commentary                                            SELECT 25 SERIES
November 15, 2006                                                    (unaudited)

2007 MARKET OUTLOOK

The current low-return investment environment has continued to make available ample liquidity in the U.S. equity market. Falling energy prices have helped increase consumer confidence and provide support to corporate profit margins through lower raw material input prices. Additionally, businesses continue to have very healthy balance sheets to help drive future growth initiatives.

As we noted in last year's shareholder letter, we've been concerned about a slowdown in U.S. consumer spending for some time. This concern has yet to materialize, but we still think it will happen. Lower energy prices will help; however, higher interest rates and a housing market slowdown provide likely headwinds. The Federal Reserve is walking a fine line between managing inflation risks while supporting economic growth. We're unsure, like most investors, what the Fed's next move will be. This uncertainty will weigh on the market until it's resolved.

We believe that investing is a long-term pursuit that requires patience and a consistent approach. Dollar cost averaging is a sound way to build long-term value. We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.

Sincerely,


Mark Mitchell
Senior Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deductions of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

                                                            SECURITY EQUITY FUND
Performance Summary                                             SELECT 25 SERIES
September 30, 2006                                                   (unaudited)

PERFORMANCE

SECURITY SELECT 25 SERIES VS. RUSSELL 1000 GROWTH INDEX

                               (PERFORMANCE GRAPH)

Select 25 Series

01/29/99    9,425.00
03/31/99    9,802.00
06/30/99    9,915.10
09/30/99    9,924.53
12/31/99   11,734.13
03/31/00   11,573.90
06/30/00   11,064.95
09/30/00   10,687.95
12/31/00    9,660.63
03/31/01    8,228.03
06/30/01    8,793.53
09/30/01    7,144.15
12/31/01    8,605.03
03/31/02    8,539.05
06/30/02    7,002.78
09/30/02    6,145.10
12/31/02    6,343.03
03/31/03    6,173.38
06/30/03    6,776.58
09/30/03    6,851.98
12/31/03    7,417.48
03/31/04    7,719.08
06/30/04    7,775.63
09/30/04    7,360.93
12/31/04    8,228.03
03/31/05    7,954.70
06/30/05    8,048.95
09/30/05    8,821.80
12/31/05    9,189.38
03/31/06    9,641.78
06/30/06    9,236.50
09/30/06    9,293.05

RUSSELL 1000 GROWTH INDEX

INCEPTION  1/29/99   10,000.00
          03/31/99   10,045.92
          06/30/99   10,432.68
          09/30/99   10,049.99
          12/31/99   12,577.25
          03/31/00   13,473.82
          06/30/00   13,109.39
          09/30/00   12,403.67
          12/31/00    9,756.78
          03/31/01    7,717.61
          06/30/01    8,367.35
          09/30/01    6,743.24
          12/31/01    7,764.53
          03/31/02    7,563.52
          06/30/02    6,151.25
          09/30/02    5,225.76
          12/31/02    5,599.12
          03/31/03    5,539.08
          06/30/03    6,331.43
          09/30/03    6,579.50
          12/31/03    7,265.20
          03/31/04    7,322.08
          06/30/04    7,463.91
          09/30/04    7,074.26
          12/31/04    7,723.10
          03/31/05    7,407.74
          06/30/05    7,590.52
          09/30/05    7,895.14
          12/31/05    8,130.26
          03/31/06    8,382.36
          06/30/06    8,055.32
          09/30/06    8,372.92

                             $10,000 SINCE INCEPTION

This chart assumes a $10,000 investment in Class A shares of Select 25 Series on January 29, 1999 (date of inception), reflects deduction of the 5.75% sales load and assumes all dividends are reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The Russell 1000 Growth Index is an unmanaged capitalization-weighted index which includes stocks incorporated in the United States and its territories and measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

AVERAGE ANNUAL RETURNS

PERIODS ENDED 9-30-06        1 Year   5 Years   Since Inception
---------------------        ------   -------   ---------------
A Shares                      5.34%    5.40%    (0.18%)(1-29-99)
A Shares with sales charge   (0.70%)   4.17%    (0.95%)(1-29-99)
B Shares                      4.60%    4.63%    (0.90%)(1-29-99)
B Shares with CDSC           (0.40%)   4.30%    (0.90%)(1-29-99)
C Shares                      4.70%    4.61%    (0.86%)(1-29-99)
C Shares with CDSC            3.70%    4.61%    (0.86%)(1-29-99)

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.

PORTFOLIO COMPOSITION BY SECTOR AS OF 9-30-06

Consumer Discretionary                   13.00%
Consumer Staples                          4.93
Energy                                   12.74
Financials                               15.10
Health Care                              18.95
Industrials                              15.32
Information Technology                    8.87
Materials                                 3.13
Exchange Traded Funds                     4.04
Asset Backed Commercial Paper             1.70
Commercial Paper                          3.57
Liabilities in excess of other assets    (1.35)
                                        ------
Total net assets                        100.00%
                                        ======


                                       50                See accompanying notes.

                                                            SECURITY EQUITY FUND
Performance Summary                                             SELECT 25 SERIES
September 30, 2006                                                   (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2006 - September 30, 2006.

ACTUAL EXPENSES

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SERIES EXPENSES

                     BEGINNING         ENDING
                   ACCOUNT VALUE   ACCOUNT VALUE     EXPENSES PAID
                      04-01-06      09-30-06(1)    DURING PERIOD(2)
                   -------------   -------------   ----------------
Select 25
Series - Class A
   Actual            $1,000.00       $  963.80          $ 8.52
   Hypothetical       1,000.00        1,016.39            8.74
Select 25
Series - Class B
   Actual             1,000.00          959.90           12.23
   Hypothetical       1,000.00        1,012.58           12.56
Select 25
Series - Class C
   Actual             1,000.00          960.00           12.23
   Hypothetical       1,000.00        1,012.58           12.56

(1) The actual ending account value is based on the actual total return of the Series for the period from April 1, 2006 to September 30, 2006 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period from April 1, 2006 to September 30, 2006 was (3.62%), (4.01%) and (4.00%), for Class A, B and C shares, respectively.

(2) Expenses are equal to the Series annualized expense ratio (1.73%, 2.49% and 2.49% for Class A, B and C shares, respectively) multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Schedule of Investments                  Security Equity Fund - Select 25 Series
September 30, 2006

                                                           SHARES       VALUE
                                                         ---------   -----------
COMMON STOCK - 96.1%
AEROSPACE & DEFENSE - 2.5%
L-3 Communications Holdings, Inc.                           18,813   $ 1,473,622
                                                                     -----------
AIR FREIGHT & LOGISTICS - 5.3%
FedEx Corporation                                           28,943     3,145,525
                                                                     -----------
BIOTECHNOLOGY -5.5%
Amgen, Inc. *                                               45,442     3,250,466
                                                                     -----------
BROADCASTING & CABLE TV - 3.5%
CBS Corporation (CI.B)                                      25,626       721,884
Univision Communications, Inc. *                            39,043     1,340,737
                                                                     -----------
                                                                       2,062,621
                                                                     -----------
COAL & CONSUMABLE FUELS - 3.0%
Evergreen Energy, Inc. *                                   168,100     1,766,731
                                                                     -----------
COMMUNICATIONS EQUIPMENT - 6.0%
ADC Telecommunications, Inc. *                             110,374     1,655,612
Cisco Systems, Inc. *                                       81,373     1,871,579
                                                                     -----------
                                                                       3,527,191
                                                                     -----------
CONSTRUCTION & ENGINEERING - 3.5%
Shaw Group, Inc. *                                          88,254     2,086,325
                                                                     -----------
CONSUMER FINANCE - 6.4%
First Marblehead Corporation (1)                            54,742     3,791,431
                                                                     -----------
DATA PROCESSING & OUTSOURCED SERVICES - 2.9%
First Data Corporation                                      40,346     1,694,532
                                                                     -----------
ELECTRIC UTILITIES - 0.0%
Progress Energy, Inc. - Contingent Value Obligation*           400           124
                                                                     -----------
EXCHANGE TRADED FUNDS - 4.1%
iShares Russell 1000 Growth Index Fund                      33,886     1,767,494
iShares S&P 500 Growth Index Fund                           10,000       617,600
                                                                     -----------
                                                                       2,385,094
                                                                     -----------
HEALTH CARE EQUIPMENT - 5.1%
Zimmer Holdings, Inc. *                                     44,200     2,983,500
                                                                     -----------
HOME IMPROVEMENT RETAIL - 4.5%
Home Depot, Inc.                                            73,272     2,657,575
                                                                     -----------
HOTELS, RESORTS & CRUISE LINES - 3.5%
Carnival Corporation                                        43,633     2,052,060
                                                                     -----------
HYPERMARKETS & SUPER CENTERS - 3.0%
Wal-Mart Stores, Inc.                                       35,696     1,760,527
                                                                     -----------
INDUSTRIAL GASES - 3.2%
Praxair, Inc.                                               31,301     1,851,767
                                                                     -----------
LIFE SCIENCES TOOLS & SERVICES - 3.7%
Covance, Inc. *                                             32,592     2,163,457
                                                                     -----------

                                                           SHARES       VALUE
                                                         ---------   -----------
COMMON STOCK (CONTINUED)
MOVIES & ENTERTAINMENT - 1.5%
Viacom, Inc. (CI.B) *                                       23,953   $   890,573
                                                                     -----------
MULTI-LINE INSURANCE - 5.7%
American International Group, Inc.                          50,634     3,355,009
                                                                     -----------
OIL & GAS EQUIPMENT & SERVICES - 4.1%
BJ Services Company (1)                                     80,877     2,436,824
                                                                     -----------
OIL & GAS STORAGE & TRANSPORTATION - 5.6%
Williams Companies, Inc.                                   138,259     3,300,242
                                                                     -----------
OTHER DIVERSIFIED FINANCIAL SERVICES - 3.0%
Citigroup, Inc.                                             35,323     1,754,493
                                                                     -----------
PHARMACEUTICALS - 4.7%
Johnson & Johnson                                           42,617     2,767,548
                                                                     -----------
SOFT DRINKS - 1.9%
PepsiCo, Inc.                                               17,495     1,141,724
                                                                     -----------
TRADING COMPANIES & DISTRIBUTORS - 3.9%
W.W. Grainger, Inc.                                         34,653     2,322,444
                                                                     -----------
TOTAL COMMON STOCK
   (Cost $48,544,104)                                                $56,621,405
                                                                     -----------

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                         ---------   -----------
ASSET BACKED COMMERCIAL PAPER - 1.7%
MISC. RECEIVABLES - 1.7%
Fairway Finance Corporation
   5.26%, 10/2/2006                                      1,000,000       999,854
                                                                     -----------
TOTAL ASSET BACKED COMMERCIAL PAPER
   (Cost $999,854)                                                   $   999,854
                                                                     -----------
COMMERCIAL PAPER - 3.5%
BROKERAGE - 1.7%
Morgan Stanley
   5.32%, 10/4/2006                                      1,000,000       999,557
                                                                     -----------
FINANCIAL - OTHER - 1.8%
Countrywide Financial Corporation
   5.28%, 10/3/2006                                      1,100,000     1,099,677
                                                                     -----------
TOTAL COMMERCIAL PAPER
   (Cost $2,099,234)                                                 $ 2,099,234
                                                                     -----------
TOTAL INVESTMENTS (SECURITY EQUITY FUND -
   SELECT 25 SERIES)
   (COST $51,643,192) - 101.3%                                       $59,720,493
LIABILITIES IN EXCESS OF OTHER ASSETS - (1.3)%                          (792,000)
                                                                     -----------
TOTAL NET ASSETS - 100.0%                                            $58,928,493
                                                                     ===========

    The accompanying notes are an integral part of the financial statements.

Schedule of Investments                  Security Equity Fund - Select 25 Series
September 30, 2006 - continued

Footnotes

Percentages are stated as a percent of net assets.

For federal income tax purposes the identified cost of investments owned at 9/30/2006 was $51,742,644.

*    - Non-income producing security

(1)  - Security is segregated as collateral for open written options contracts.

See notes to financial statements.

    The accompanying notes are an integral part of the financial statements.

                                                            SECURITY EQUITY FUND
                                                                SELECT 25 SERIES

Statement of Assets and Liabilities
September 30, 2006

ASSETS:
Investments, at value(1).........................................   $ 59,720,493
Cash.............................................................         46,971
Receivables:
   Fund shares sold..............................................         51,470
   Securities sold...............................................        182,817
   Dividends.....................................................         18,860
Prepaid expenses.................................................         11,193
                                                                    ------------
Total assets.....................................................     60,031,804
                                                                    ------------
LIABILITIES:
Payable for:
   Securities purchased..........................................        618,975
   Fund shares redeemed..........................................        283,950
   Written options, at value (premiums received, $41,934)........         70,560
   Management fees...............................................         36,086
   Custodian fees................................................          2,138
   Transfer agent and administration fees........................         16,417
   Professional fees.............................................         21,810
   12b-1 distribution plan fees..................................         29,740
   Directors' fees...............................................            240
   Other.........................................................         23,395
                                                                    ------------
Total liabilities................................................      1,103,311
                                                                    ------------
NET ASSETS.......................................................   $ 58,928,493
                                                                    ============
NET ASSETS CONSIST OF:
Paid in capital..................................................   $ 68,281,796
Accumulated undistributed net realized loss on sale of
   investments and options written...............................    (17,401,978)
Net unrealized appreciation in value of investments and options
   written.......................................................      8,048,675
                                                                    ------------
Net assets.......................................................   $ 58,928,493
                                                                    ============
CLASS A:
Capital shares outstanding
   (unlimited number of shares authorized).......................      3,050,606
Net assets.......................................................   $ 30,078,337
Net asset value per share........................................   $       9.86
                                                                    ============
Maximum offering price per share
   (net asset value divided by 94.25%)...........................   $      10.46
                                                                    ============
CLASS B:
Capital shares outstanding
   (unlimited number of shares authorized).......................      1,722,942
Net assets ......................................................   $ 16,073,157
Net asset value, offering and redemption price per share
   (excluding any applicable contingent deferred sales charge)...   $       9.33
                                                                    ============
CLASS C:
Capital shares outstanding
   (unlimited number of shares authorized).......................      1,365,273
Net assets.......................................................   $ 12,776,999
Net asset value, offering and redemption price per share
   (excluding any applicable contingent deferred sales charge)...   $       9.36
                                                                    ============
(1)Investments, at cost..........................................   $ 51,643,192

Statement of Operations
For the Year Ended September 30, 2006

INVESTMENT INCOME:
   Dividends.....................................................   $    331,894
   Interest......................................................         40,756
                                                                    ------------
   Total investment income.......................................        372,650
                                                                    ------------
EXPENSES:
   Management fees...............................................        258,700
   Custodian fees................................................          5,142
   Transfer agent/maintenance fees...............................        174,868
   Administration fees...........................................         34,756
   Directors' fees...............................................            894
   Professional fees.............................................         10,795
   Reports to shareholders.......................................          8,690
   Registration fees.............................................         30,400
   Other expenses................................................          2,454
   12b-1 distribution plan fees - Class A........................         40,862
   12b-1 distribution plan fees - Class B........................        106,552
   12b-1 distribution plan fees - Class C........................         74,932
                                                                    ------------
   Total expenses................................................        749,045
                                                                    ------------
   Net investment loss...........................................      (376,395)
                                                                    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain during the period on:
   Investments...................................................        964,666
   Options written...............................................         56,940
                                                                    ------------
   Net realized gain.............................................      1,021,606
                                                                    ------------
Net unrealized appreciation (depreciation) during the period on:
   Investments...................................................      3,350,791
   Options written...............................................        (28,626)
                                                                    ------------
   Net unrealized appreciation...................................      3,322,165
                                                                    ------------
   Net gain......................................................      4,343,771
                                                                    ------------
   Net increase in net assets resulting from operations..........   $  3,967,376
                                                                    ============


                                       54                See accompanying notes.

                                                            SECURITY EQUITY FUND
Statement of Changes in Net Assets                              SELECT 25 SERIES

                                                               YEAR ENDED      YEAR ENDED
                                                             SEPTEMBER 30,   SEPTEMBER 30,
                                                                  2006            2005
                                                             -------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment loss ...................................    $  (376,395)    $  (265,585)
   Net realized gain during the period on investments
      and options written ................................      1,021,606         544,010
   Net unrealized appreciation during the period on
      investments ........................................      3,322,165       3,480,799
                                                              -----------     -----------
   Net increase in net assets resulting from operations ..      3,967,376       3,759,224
                                                              -----------     -----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares
      Class A ............................................      7,864,377       1,492,556
      Class B ............................................      4,340,849         666,322
      Class C ............................................      2,041,112         610,317
   Issuance of shares in connection with the
      acquisition of Enhanced Index Series, Large Cap
      Growth Series & Social Awareness Series (Note 12)
      Class A ............................................     15,062,441              --
      Class B ............................................      9,166,885              --
      Class C ............................................      8,374,157              --
   Cost of shares redeemed
      Class A ............................................     (6,429,656)     (3,447,276)
      Class B ............................................     (4,179,088)     (2,219,476)
      Class C ............................................     (2,220,890)     (2,348,235)
                                                              -----------     -----------
   Net increase (decrease) from capital share
      transactions .......................................     34,020,187      (5,245,792)
                                                              -----------     -----------
   Net increase (decrease) in net assets .................     37,987,563      (1,486,568)
                                                              -----------     -----------
NET ASSETS:
   Beginning of period ...................................     20,940,930      22,427,498
                                                              -----------     -----------
   End of period .........................................    $58,928,493     $20,940,930
                                                              ===========     ===========
   Accumulated undistributed net investment income at
      end of period ......................................    $        --     $        --
                                                              ===========     ===========
CAPITAL SHARE ACTIVITY:
   Shares sold
      Class A ............................................        806,448         174,623
      Class B ............................................        468,049          82,316
      Class C ............................................        220,684          73,575
   Issuance of shares in connection with the
      acquisition of Enhanced Index Series, Large Cap
      Growth Series & Social Awareness Series (Note 12)
      Class A ............................................      1,968,338              --
      Class B ............................................        929,480              --
      Class C ............................................        826,684              --
   Shares redeemed
      Class A ............................................       (676,660)       (403,526)
      Class B ............................................       (459,639)       (274,915)
      Class C ............................................       (244,326)       (291,186)


                                       55                See accompanying notes.

                                                            SECURITY EQUITY FUND
Financial Highlights                                            SELECT 25 SERIES
Selected data for each share of capital stock outstanding throughout each period

                                                                       YEAR ENDED SEPTEMBER 30,
                                                          -------------------------------------------------
CLASS A                                                   2006(d)     2005      2004       2003       2002
-------                                                   -------    ------    ------    -------    -------
PER SHARE DATA
Net asset value, beginning of period                      $  9.36    $ 7.81    $ 7.27    $  6.52    $  7.58
                                                          -------    ------    ------    -------    -------
Income (loss) from investment operations:
Net investment loss(b)                                      (0.06)    (0.07)    (0.06)     (0.05)     (0.07)
Net gain (loss) on securities (realized and unrealized)      0.56      1.62      0.60       0.80      (0.99)
                                                          -------    ------    ------    -------    -------
Total from investment operations                             0.50      1.55      0.54       0.75      (1.06)
                                                          -------    ------    ------    -------    -------
Net asset value, end of period                            $  9.86    $ 9.36    $ 7.81    $  7.27    $  6.52
                                                          =======    ======    ======    =======    =======
TOTAL RETURN(a)                                              5.34%    19.85%     7.43%     11.50%    (13.98%)
                                                          -------    ------    ------    -------    -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $30,078    $8,912    $9,228    $10,396    $11,933
                                                          -------    ------    ------    -------    -------
Ratios to average net assets:
Net investment loss                                         (0.68%)   (0.79%)   (0.75%)    (0.70%)    (0.81%)
Total expenses                                               1.76%     1.67%     1.56%      1.63%      1.46%
                                                          -------    ------    ------    -------    -------
Portfolio turnover rate                                        39%       13%       44%        54%        33%

                                                                      YEAR ENDED SEPTEMBER 30,
                                                          ------------------------------------------------
CLASS B                                                   2006(d)     2005      2004      2003       2002
-------                                                   -------    ------    ------    ------    -------
PER SHARE DATA
Net asset value, beginning of period                      $  8.92    $ 7.50    $ 7.04    $ 6.36    $  7.44
                                                          -------    ------    ------    -------   -------
Income (loss) from investment operations:
Net investment loss(b)                                      (0.13)    (0.13)    (0.11)    (0.10)     (0.13)
Net gain (loss) on securities (realized and unrealized)      0.54      1.55      0.57      0.78      (0.95)
                                                          -------    ------    ------    ------    -------
Total from investment operations                             0.41      1.42      0.46      0.68      (1.08)
                                                          -------    ------    ------    ------    -------
Net asset value, end of period                            $  9.33    $ 8.92    $ 7.50    $ 7.04    $  6.36
                                                          =======    ======    ======    ======    =======
TOTAL RETURN(a)                                              4.60%    18.93%     6.53%    10.69%    (14.52%)
                                                          -------    ------    ------    -------   -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $16,073    $7,000    $7,333    $8,203    $ 8,566
                                                          -------    ------    ------    -------   -------
Ratios to average net assets:
Net investment loss                                         (1.46%)   (1.54%)   (1.50%)   (1.45%)    (1.56%)
Total expenses                                               2.53%     2.42%     2.31%     2.38%      2.21%
                                                          -------    ------    ------    -------   -------
Portfolio turnover rate                                        39%       13%       44%       54%        33%


                                       56                See accompanying notes.

                                                            SECURITY EQUITY FUND
Financial Highlights                                            SELECT 25 SERIES
Selected data for each share of capital stock outstanding throughout each period

                                                                      YEAR ENDED SEPTEMBER 30,
                                                          ------------------------------------------------
CLASS C                                                   2006(d)     2005      2004      2003     2002(c)
-------                                                   -------    ------    ------    ------    -------
PER SHARE DATA
Net asset value, beginning of period                      $  8.94    $ 7.52    $ 7.06    $ 6.38    $  7.47
                                                          -------    ------    ------    -------   -------
Income (loss) from investment operations:
Net investment loss(b)                                      (0.13)    (0.13)    (0.11)    (0.10)     (0.13)
Net gain (loss) on securities (realized and unrealized)      0.55      1.55      0.57      0.78      (0.96)
                                                          -------    ------    ------    ------    -------
Total from investment operations                             0.42      1.42      0.46      0.68      (1.09)
                                                          -------    ------    ------    ------    -------
Net asset value, end of period                            $  9.36    $ 8.94    $ 7.52    $ 7.06    $  6.38
                                                          =======    ======    ======    ======    =======
TOTAL RETURN(a)                                              4.70%    18.88%     6.52%    10.66%    (14.59%)
                                                          -------    ------    ------    -------   -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $12,777    $5,029    $5,866    $6,225    $ 3,954
                                                          -------    ------    ------    -------   -------
Ratios to average net assets:
Net investment loss                                         (1.44%)   (1.54%)   (1.50%)   (1.44%)    (1.56%)
Total expenses                                               2.52%     2.42%     2.31%     2.37%      2.21%
                                                          -------    ------    ------    -------   -------
Portfolio turnover rate                                        39%       13%       44%       54%        33%

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C.

(b) Net investment income (loss) was computed using average shares outstanding throughout the period.

(c) The financial highlights for Class C shares exclude the historical financial highlights of Class S shares. Class S shares were exchanged for Class C shares on June 3, 2002.

(d) The financial highlights for the Select 25 Series exclude the historical financial highlights of the Enhanced Index Series, Class A, B and C shares, the Large Cap Growth Series, Class A, B and C shares and the Social Awareness Series Class A, B and C shares. A total of $29,412,366 was excluded from purchases in the portfolio turnover calculation. This was the cost of the securities Select 25 received as a result of the merger. The assets of the Enhanced Index, Large Cap Growth and Social Awareness Series' were acquired by the Select 25 Series on June 16, 2006.


                                       57                See accompanying notes.

                                                            SECURITY EQUITY FUND
Manager's Commentary                                     SMALL CAP GROWTH SERIES
November 15, 2006                                                    (unaudited)

                                                         (RS INVESTMENTS LOGO)
                                                      Subadviser, RS Investments

                           (PHOTO OF BILL WOLFENDEN)
                                 Bill Wolfenden
                               Portfolio Manager

TO OUR SHAREHOLDERS:

The Small Cap Growth Series of the Security Equity Fund was down 0.82%(1) for the fiscal year ending September 30, 2006, lagging the benchmark, which rose 5.88% in the same period.

The fourth quarter of 2005, and in particular the first quarter of 2006, were positive for stocks, with investors focused on continued strong corporate earnings growth and the possibility of a pause in oil prices and interest rates. Uncertainty surrounding inflation, the new Federal Reserve Board chairman's stewardship of the economy, and continuing increases in interest rates and oil prices, however, led to a drubbing of stocks in the second quarter. The portfolio lagged the index during the strong first-quarter rally but gained ground as the market sold off for much of the second quarter. Unfortunately, these relative gains evaporated over the last several trading days of the second quarter.

The macroeconomic picture was muddied during the third quarter by the start of a global economic slowdown. The slowing economy seemed to offset the positive effects of a pause by the Federal Reserve Board in its 18-month march toward higher short-term interest rates. While longer-term investors like us look forward to a "Goldilocks" scenario of slightly slower growth and a soft landing in 2007 with the tailwinds of lower interest rates and lower commodity prices, the market drifted aimlessly for much of the third quarter of 2006, searching for direction. Without clear leadership, more defensive groups, such as health care and financials, were sources of positive contribution to our performance and the benchmark's. Much of our underperformance during the year came from sub-par stock selection in energy and technology.

The second-quarter earnings period in July and early August was challenging for our companies despite many earnings reports that were generally strong and on track with our expectations. The market did not always agree, however, and sometimes voted differently. Many companies' reports were "not good enough," and shares were often mispriced to the downside. We took advantage of the volatility, adding to a number of core holdings, and have already seen the fruits of those efforts. Nutri/System, Inc., is a leading provider of subscription weight-loss programs. In the recent quarter, the company announced increasing subscriptions, revenues, and earnings per share (EPS). Investors focused on a slight up tick in customer acquisition costs, however, and the stock declined more than 25% in a three-day period. We met with company management, came away reassured about the acquisition cost issue, and used the price decline as an opportunity to purchase more stock. The stock is up more than 40% from its second-quarter low and was a solid contributor to returns during the quarter. This kind of volatility is not unusual in the small cap universe, and we think that this kind of research advantage, creating portfolio management conviction, serves investors over time.

We increased our weighting in financial services in the spring of 2006 as we saw the prospects of a pause in the Fed's short-term interest rate hikes. Our overweighting in financials, which represented an average of 17% of the portfolio in the most recent quarter, is spread broadly across a range of growth businesses. Longtime holding Private Bancorp, Inc., continued its good performance as it executed on growing its regional footprint for the high-net-worth market.

We own a number of companies that are benefiting from the increase in derivatives and options trading. International Securities Exchange Holdings, Inc., the largest equity options exchange, is among the leading options exchanges in the world. The company is benefiting from significantly increased derivatives trading volume and a general up tick in overall market volatility. This is an exciting emerging growth company, but it is also a high-beta stock that we monitor closely.

Investment Technology Group, Inc., (ITG) is a newer position that detracted from returns during the recent quarter. A leader in institutional trading analytics and execution, ITG is solidly positioned to benefit from the unbundling of trade execution and research, electronic trading, and algorithmic trading. Trading volumes at ITG continue to increase, measured quarter-by-quarter and year-over-year. The stock declined during the third quarter as investors worried about competitive threats. We think ITG can meet those challenges and continue to build market share-and the stock is cheap, trading at less than 18 times our 2007 EPS estimate.

                                                            SECURITY EQUITY FUND
Manager's Commentary                                     SMALL CAP GROWTH SERIES
November 15, 2006                                                    (unaudited)

Poor stock selection in technology hurt our performance during the year. Despite a concerted effort midyear to be underweighted in technology due to the upcoming slower seasonal period, we were plagued by poor stock selection. Digitas, Inc., a leader in providing Web-based marketing services to large Fortune 1000 companies, was an example of overstaying our welcome in a long-term core holding. This segment is growing rapidly as blue-chip companies like General Motors and American Express move more advertising dollars out of traditional media and onto the Web. We have owned the stock since early 2003, and it has contributed significantly to returns since then. In the recent quarter, Digitas announced some execution stumbles and the loss of several major clients, and the stock dipped significantly. Despite our past success with Digitas, we are not convinced of its ability to resolve its issues and we have exited the stock. Openwave Systems, Inc., was another large loser in the tech sector. Openwave suffered the double whammy of an earnings disappointment combined with being embroiled in the options backdating scandal. We quickly cut our losses in the name but suffered a precipitous decline in the shares before exiting.

In health care our stock-picking ability helped add to performance. Winners such as PolyMedica Corporation, a provider of healthcare products and services to patients suffering from chronic diseases; AMN Healthcare Services, Inc., which engages in the recruitment and placement of physicians, nurses, and allied health professionals; and Vital Signs, Inc., a manufacturer of disposable medical products for use in anesthesia, critical care, and respiratory procedures, made significant contributions. We were unfortunately underweighted for the quarter, at approximately 18% vs. 19%, and that cost us some relative performance. We aim to increase our health care weighting as we gear the portfolio for a potential slowdown in economic activity in 2007. As we have consistently said, our goal is to find exciting, fast-growing health care names that have sustainable recurring business models and that will perform well throughout the economic cycle.

Overall we are disappointed with the relative underperformance during the year. As you know, we have a three to five-year time horizon with our investments, and we are very optimistic about the portfolio's prospects. Given our focus on strong, fast-growing companies that we believe will achieve superior results regardless of the economic cycle, we are eager to enter 2007 with a clearer look at the extent of the economic slowdown. We think that with the Fed's rate-tightening cycle nearing an end, lower inflation expectations, and commodity price easing, the environment in the fourth quarter and 2007 bodes well for small cap growth stocks.

As a fellow investor in the strategy, I appreciate your patience this year and your continued support.

Sincerely,


Bill Wolfenden
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

                                                            SECURITY EQUITY FUND
Performance Summary                                      SMALL CAP GROWTH SERIES
September 30, 2006                                                   (unaudited)

PERFORMANCE

SECURITY SMALL CAP GROWTH SERIES VS. RUSSELL 2000 GROWTH INDEX

                              (PERFORMANCE GRAPH)

Small Cap Growth Series

          10/15/97    9,425.00
          12/31/97    9,063.00
          03/31/98   10,128.68
          06/30/98    9,921.20
          09/30/98    8,204.80
          12/31/98   10,006.08
          03/31/99   10,015.51
          06/30/99   10,571.93
          09/30/99   12,241.18
          12/31/99   18,728.25
          03/31/00   23,780.52
          06/30/00   20,741.41
          09/30/00   21,370.53
          12/31/00   16,926.48
          03/31/01   12,356.86
          06/30/01   13,572.63
          09/30/01   10,271.18
          12/31/01   12,042.43
          03/31/02   11,665.12
          06/30/02   10,428.39
          09/30/02    8,258.87
          12/31/02    8,751.46
          03/31/03    8,248.39
          06/30/03   10,522.72
          09/30/03   12,189.16
          12/31/03   13,572.63
          03/31/04   14,453.02
          06/30/04   14,222.44
          09/30/04   13,740.32
          12/31/04   15,763.12
          03/31/05   14,756.96
          06/30/05   15,658.31
          09/30/05   16,517.73
          12/31/05   16,821.68
          03/31/06   18,551.01
          06/30/06   16,999.85
          09/30/06   16,381.48

Russell 2000 Growth Index

INCEPTION 10/15/97   10,000.00
          12/31/97    9,180.81
          03/31/98   10,271.66
          06/30/98    9,680.76
          09/30/98    7,516.68
          12/31/98    9,294.11
          03/31/99    9,137.79
          06/30/99   10,485.49
          09/30/99    9,970.23
          12/31/99   13,299.60
          03/31/00   14,534.92
          06/30/00   13,462.59
          09/30/00   12,927.63
          12/31/00   10,315.79
          03/31/01    8,747.02
          06/30/01   10,319.67
          09/30/01    7,421.14
          12/31/01    9,363.46
          03/31/02    9,179.82
          06/30/02    7,739.04
          09/30/02    6,073.63
          12/31/02    6,529.39
          03/31/03    6,275.55
          06/30/03    7,790.90
          09/30/03    8,606.49
          12/31/03    9,698.35
          03/31/04   10,240.11
          06/30/04   10,249.93
          09/30/04    9,633.73
          12/31/04   11,085.85
          03/31/05   10,329.58
          06/30/05   10,688.99
          09/30/05   11,363.97
          12/31/05   11,545.56
          03/31/06   13,204.61
          06/30/06   12,246.75
          09/30/06   12,032.62

                            $10,000 SINCE INCEPTION

This chart assumes a $10,000 investment in Class A shares of Small Cap Growth Series on October 15, 1997 (date of inception), reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

PORTFOLIO COMPOSITION BY SECTOR AS OF 9-30-06

Consumer Discretionary                   14.02%
Consumer Staples                          3.51
Energy                                    5.80
Financials                               14.05
Health Care                              20.68
Industrials                              14.89
Information Technology                   17.40
Telecommunication Services                0.74
Repurchase Agreement                     12.18
Liabilities in excess of other assets    (3.27)
                                        ------
Total net assets                        100.00%
                                        ======

AVERAGE ANNUAL RETURNS

PERIODS ENDED 9-30-06        1 YEAR   5 YEARS   SINCE INCEPTION
---------------------        ------   -------   ---------------
A Shares                     (0.82%)   9.79%    6.37% (10-15-97)
A Shares with sales charge   (6.52%)   8.49%    5.67% (10-15-97)
B Shares                     (1.51%)   8.94%    5.50% (10-15-97)
B Shares with CDSC           (6.43%)   8.66%    5.50% (10-15-97)
C Shares                     (1.61%)   8.97%    5.07% (1-29-99)
C Shares with CDSC           (2.60%)   8.97%    5.07% (1-29-99)

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers reduced expenses of the Series and in the absence of such waiver, the performance quoted would be reduced.


                                       60                See accompanying notes.

                                                            SECURITY EQUITY FUND
Performance Summary                                      SMALL CAP GROWTH SERIES
September 30, 2006                                                   (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2006 - September 30, 2006.

ACTUAL EXPENSES

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SERIES EXPENSES

                     BEGINNING         ENDING      EXPENSES PAID
                   ACCOUNT VALUE   ACCOUNT VALUE       DURING
                      04-01-06      09-30-06(1)      PERIOD(2)
                   -------------   -------------   -------------
Small Cap Growth
Series - Class A
   Actual            $1,000.00       $  883.10         $ 9.44
   Hypothetical       1,000.00        1,015.04          10.10
Small Cap Growth
Series - Class B
   Actual             1,000.00          880.00          13.20
   Hypothetical       1,000.00        1,011.03          14.12
Small Cap Growth
Series - Class C
   Actual             1,000.00          879.30          13.14
   Hypothetical       1,000.00        1,011.08          14.07

(1) The actual ending account value is based on the actual total return of the Series for the period from April 1, 2006 to September 30, 2006 after actual expenses and will differ from the hypothetical ending account value which is based on the Series expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period from April 1, 2006 to September 30, 2006 was (11.69%), (12.00%) and (12.07%), for Class A, B and C shares, respectively.

(2) Expenses are equal to the Series annualized expense ratio (2.00%, 2.80% and 2.79% for Class A, B and C shares, respectively), net of any applicable fee waivers or earnings credits, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Schedule of Investments           Security Equity Fund - Small Cap Growth Series
September 30, 2006

                                                          SHARES        VALUE
                                                        ----------   -----------
COMMON STOCK-91.1%
AEROSPACE & DEFENSE -1.8%
BE Aerospace, Inc. *                                        25,700   $   542,013
Heico Corporation                                           14,080       482,944
                                                                     -----------
                                                                       1,024,957
                                                                     -----------
ALTERNATIVE CARRIERS - 0.7%
Time Warner Telecom, Inc. *                                 21,680       412,137
                                                                     -----------
APPAREL RETAIL - 2.9%
Cache, Inc. *                                               54,370       972,679
Jos A. Bank Clothiers, Inc. *                               21,826       653,907
                                                                     -----------
                                                                       1,626,586
                                                                     -----------
APPAREL, ACCESSORIES & LUXURY GOODS -1.3%
Carter's, Inc. *                                            27,210       718,072
                                                                     -----------
APPLICATION SOFTWARE -1.7%
Advent Software, Inc. *                                      8,000       289,680
Concur Technologies, Inc. *                                 45,840       666,972
                                                                     -----------
                                                                         956,652
                                                                     -----------
BIOTECHNOLOGY -1.0%
Solexa, Inc. *                                              61,227       540,022
                                                                     -----------
CASINOS & GAMING -3.4%
Century Casinos, Inc. *                                     73,020       725,819
Scientific Games Corporation *                              36,740     1,168,332
                                                                     -----------
                                                                       1,894,151
                                                                     -----------
COMMUNICATIONS EQUIPMENT -1.0%
CommScope, Inc. *                                           17,680       580,965
                                                                     -----------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS -0.9%
American Railcar Industries, Inc.                           18,000       523,980
                                                                     -----------
DISTRIBUTORS -0.2%
Keystone Automotive Industries, Inc.*                        2,800       106,456
                                                                     -----------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES -1.7%
FirstService Corporation *                                  38,710       922,072
                                                                     -----------
ELECTRICAL COMPONENTS & EQUIPMENT -0.9%
Regal-Beloit Corporation                                    11,830       514,605
                                                                     -----------
ELECTRONIC EQUIPMENT MANUFACTURERS -1.1%
Optimal Group, Inc. *                                       53,310       626,926
                                                                     -----------
ENVIRONMENTAL & FACILITIES SERVICES -3.1%
Rollins, Inc.                                               40,620       857,488
Team, Inc. *                                                33,550       840,763
                                                                     -----------
                                                                       1,698,251
                                                                     -----------

                                                          SHARES        VALUE
                                                        ----------   -----------
COMMON STOCK (CONTINUED)
FOOTWEAR -1.6%
Iconix Brand Group, Inc. *                                  54,280   $   873,908
                                                                     -----------
HEALTH CARE DISTRIBUTORS -1.0%
MWI Veterinary Supply, Inc. *                               17,090       573,028
                                                                     -----------
HEALTH CARE EQUIPMENT -10.7%
American Medical Systems Holdings, Inc. *                   49,610       914,312
Angiodynamics, Inc. *                                       30,930       640,560
Arthrocare Corporation*                                      8,930       418,460
Kyphon, Inc. *                                              16,430       614,811
NuVasive, Inc. *                                            32,030       644,123
Orthovita, Inc. *                                          124,580       434,784
Resmed, Inc. *                                              16,610       668,553
Spectranetics Corporation*                                  79,510       930,267
Vital Signs, Inc.                                           12,359       699,643
                                                                     -----------
                                                                       5,965,513
                                                                     -----------
HEALTH CARE FACILITIES - 2.4%
Five Star Quality Care, Inc. *                              91,810       987,875
NovaMed, Inc. *                                             42,360       333,797
                                                                     -----------
                                                                       1,321,672
                                                                     -----------
HEALTH CARE SERVICES - 2.2%
AMN Healthcare Services, Inc. *                             26,990       641,013
Health Extras, Inc. *                                       20,240       572,994
                                                                     -----------
                                                                       1,214,007
                                                                     -----------
HEALTH CARE SUPPLIES - 2.9%
Immucor, Inc. *                                             15,380       344,666
Lifecell Corporation *                                      13,390       431,426
PolyMedica Corporation                                      20,102       860,566
                                                                     -----------
                                                                       1,636,658
                                                                     -----------
HOME ENTERTAINMENT SOFTWARE -1.2%
THE9, LTD. ADR*                                             31,240       668,536
                                                                     -----------
HOTELS, RESORTS & CRUISE LINES - 0.6%
Ctrip.com International, Ltd. ADR                            6,960       312,852
                                                                     -----------
HOUSEHOLD PRODUCTS -1.6%
Central Garden and Pet Company *                            18,860       910,184
                                                                     -----------
HUMAN RESOURCE & EMPLOYMENT SERVICES -1.4%
Barrett Business Services*                                  36,440       782,367
                                                                     -----------
INDUSTRIAL MACHINERY - 2.7%
Dynamic Materials Corporation                               11,250       364,725
Flow International Corporation *                            56,400       731,508
Gardner Denver, Inc. *                                      12,250       405,230
                                                                     -----------
                                                                       1,501,463
                                                                     -----------
INTERNET RETAIL -1.9%
Nutri/System, Inc. *                                        16,440     1,024,048
Shutterfly, Inc. *                                           3,600        55,980
                                                                     -----------
                                                                       1,080,028
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

Schedule of Investments           Security Equity Fund - Small Cap Growth Series
September 30, 2006 - continued

                                                          SHARES        VALUE
                                                        ----------   -----------
COMMON STOCK (CONTINUED)
INTERNET SOFTWARE & SERVICES - 7.7%
Equinix, Inc. *                                             12,075   $   725,707
j2 Global Communications, Inc. *                            28,780       781,953
Marchex, Inc. (CI.B) *                                      31,860       488,732
Omniture, Inc. *                                            60,580       477,976
Online Resources Corporation *                              80,790       989,678
RADVision, Ltd. *                                           50,370       831,105
                                                                     -----------
                                                                       4,295,151
                                                                     -----------
INVESTMENT BANKING & BROKERAGE - 4.6%
GFI Group, Inc. *                                            6,300       348,327
Greenhill& Company, Inc.                                     5,890       394,748
Investment Technology Group, Inc.*                          18,910       846,222
optionsXpress Holdings, Inc.                                20,020       558,158
TradeStation Group, Inc. *                                  27,550       415,178
                                                                     -----------
                                                                       2,562,633
                                                                     -----------
LEISURE FACILITIES - 0.7%
Life Time Fitness, Inc. *                                    8,800       407,352
                                                                     -----------
MANAGED HEALTH CARE - 0.5%
Healthspring, Inc. *                                        13,850       266,612
                                                                     -----------
MARINE -0.9%
American Commercial Lines, Inc. *                            8,000       475,600
                                                                     -----------
MORTGAGE REIT'S -1.5%
KKR Financial Corporation                                   33,490       821,845
                                                                     -----------
OIL & GAS EQUIPMENT & SERVICES - 5.8%
Allis-Chalmers Energy, Inc. *                               19,810       290,018
Lufkin Industries, Inc.                                      7,140       377,849
Maverick Tube Corporation *                                 15,010       973,098
Oil States International, Inc. *                            23,040       633,600
Superior Energy Services, Inc. *                            25,200       661,752
W-H Energy Services, Inc. *                                  7,010       290,705
                                                                     -----------
                                                                       3,227,022
                                                                     -----------
PACKAGED FOODS & MEATS -1.1%
SunOpta, Inc. *                                             59,280       626,590
                                                                     -----------
PERSONAL PRODUCTS - 0.1%
Bare Escentuals, Inc. *                                      1,260        34,209
                                                                     -----------
PROPERTY & CASUALTY INSURANCE - 2.7%
Amerisafe, Inc. *                                           74,720       732,256
Navigators Group, Inc. *                                    15,590       748,476
                                                                     -----------
                                                                       1,480,732
                                                                     -----------
REGIONAL BANKS - 2.9%
Boston Private Financial Holdings, Inc.                     15,070       420,152
PrivateBancorp, Inc.                                        11,960       546,811
Virginia Commerce Bancorp, Inc. *                           28,049       622,688
                                                                     -----------
                                                                       1,589,651
                                                                     -----------

                                                          SHARES        VALUE
                                                        ----------   -----------
COMMON STOCK (CONTINUED)
SEMICONDUCTOR EQUIPMENT -0.7%
Cymer, Inc. *                                                9,210   $   404,411
                                                                     -----------
SEMICONDUCTORS -3.9%
Atheros Communications, Inc. *                              27,950       506,734
Silicon Motion Technology
   Corporation ADR *                                        25,000       415,750
SRS Labs, Inc. *                                           105,217       652,345
Volterra Semiconductor Corporation *                        35,670       579,637
                                                                     -----------
                                                                       2,154,466
                                                                     -----------
SOFT DRINKS - 0.7%
Hansen Natural Corporation *                                11,770       382,290
                                                                     -----------
SPECIALIZED CONSUMER SERVICES -1.4%
Steiner Leisure, Ltd. *                                     18,530       779,186
                                                                     -----------
SPECIALIZED FINANCE - 2.5%
International Securities Exchange Holdings, Inc.            10,420       488,594
Portfolio Recovery Associates, Inc.*                        19,940       874,768
                                                                     -----------
                                                                       1,363,362
                                                                     -----------
TRUCKING -1.5%
Old Dominion Freight Line, Inc. *                           12,780       383,783
Vitran Corporation, Inc. *                                  25,440       470,640
                                                                     -----------
                                                                         854,423
                                                                     -----------
TOTAL COMMON STOCK
   (Cost $45,186,540)                                                $50,711,583
                                                                     -----------

                                                         PRINCIPAL
                                                          AMOUNT        VALUE
                                                        ----------   -----------
REPURCHASE AGREEMENT -12.2%
United Missouri Bank, 4.88%,
   dated 09-29-06, matures
   10-02-06; repurchase amount
   of $6,785,758 (Collateralized
   by FHLB, 2.875%, 02-15-07,
   GNMA #781522, 5.00%,
   11-15-17, and GNMA #603544,
   5.00%, 03-15-18 with a
   combined value of
   $6,918,660)                                          $6,783,000   $ 6,783,000
                                                                     -----------
TOTAL REPURCHASE AGREEMENT
   (Cost $6,783,000)                                                 $ 6,783,000
                                                                     -----------
TOTAL INVESTMENTS (SECURITY EQUITY FUND -
   SMALL CAP GROWTH SERIES)
   (COST $51,969,540) - 103.3%                                       $57,494,583
LIABILITIES IN EXCESS OF OTHER ASSETS - (3.3)%                        (1,820,047)
                                                                     -----------
TOTAL NET ASSETS -100.0%                                             $55,674,536
                                                                     ===========

    The accompanying notes are an integral part of the financial statements.

Schedule of Investments           Security Equity Fund - Small Cap Growth Series
September 30, 2006 - continued

Footnotes

Percentages are stated as a percent of net assets.

For federal income tax purposes the identified cost of investments owned at 9/30/2006 was $52,200,887.

*    - Non-income producing security

Glossary:

ADR  - American Depositary Receipt

GNMA - Government National Mortgage Association

See notes to financial statements.

    The accompanying notes are an integral part of the financial statements.

                                                            SECURITY EQUITY FUND
                                                         SMALL CAP GROWTH SERIES

Statement of Assets and Liabilities
September 30, 2006

ASSETS:
Investments, at value(1) .........................................   $50,711,583
Repurchase agreement, at value(1) ................................     6,783,000
Cash .............................................................        55,054
Receivables:
   Fund shares sold ..............................................        32,536
   Securities sold ...............................................       307,558
   Dividends .....................................................         1,656
Prepaid expenses .................................................         9,915
                                                                     -----------
Total assets .....................................................    57,901,302
                                                                     -----------
LIABILITIES:
Payable for:
   Securities purchased ..........................................     2,101,025
   Fund shares redeemed ..........................................        33,078
   Management fees ...............................................        44,943
   Custodian fees ................................................         3,116
   Transfer agent and administration fees ........................        14,533
   Professional fees .............................................        11,280
   12b-1 distribution plan fees ..................................        17,341
   Directors' fees ...............................................           250
   Other .........................................................         1,200
                                                                     -----------
Total liabilities ................................................     2,226,766
                                                                     -----------
NET ASSETS .......................................................   $55,674,536
                                                                     ===========
NET ASSETS CONSIST OF:
Paid in capital ..................................................   $52,441,215
Accumulated undistributed net realized loss
   on sale of investments ........................................    (2,291,722)
Net unrealized appreciation in value of investments ..............     5,525,043
                                                                     -----------
Net assets .......................................................   $55,674,536
                                                                     ===========
CLASS A:
Capital shares outstanding (unlimited number of
   shares authorized) ............................................     2,908,223
Net assets .......................................................   $45,450,952
Net asset value per share ........................................   $     15.63
                                                                     ===========
Maximum offering price per share
   (net asset value divided by 94.25%) ...........................   $     16.58
                                                                     ===========
CLASS B:
Capital shares outstanding (unlimited number of
   shares authorized) ............................................       411,678
Net assets .......................................................   $ 5,919,204
Net asset value, offering and redemption price per share
   (excluding any applicable contingent deferred sales charge) ...   $     14.38
                                                                     ===========
CLASS C:
Capital shares outstanding (unlimited number of
   shares authorized) ............................................       293,934
Net assets .......................................................   $ 4,304,380
Net asset value, offering and redemption price per share
   (excluding any applicable contingent deferred sales charge) ...   $     14.64
                                                                     ===========
(1)Investments, at cost ..........................................   $51,969,540

Statement of Operations
For the Year Ended September 30, 2006

INVESTMENT INCOME:
   Dividends .....................................................   $    97,311
   Interest ......................................................       125,980
                                                                     -----------
   Total investment income .......................................       223,291
                                                                     -----------
EXPENSES
   Management fees ...............................................       420,178
   Custodian fees ................................................        21,923
   Transfer agent/maintenance fees ...............................       200,822
   Administration fees ...........................................        41,859
   Directors' fees  ..............................................         1,101
   Professional fees  ............................................        13,658
   Reports to shareholders .......................................         9,632
   Registration fees .............................................        33,144
   Other expenses ................................................         3,202
   12b-1 distribution plan fees - Class A ........................        73,049
   12b-1 distribution plan fees - Class B ........................        82,939
   12b-1 distribution plan fees - Class C   ......................        45,044
                                                                     -----------
   Total expenses ................................................       946,551
   Less: Earnings credits ........................................          (568)
                                                                     -----------
   Net expenses ..................................................       945,983
                                                                     -----------
   Net investment loss ...........................................      (722,692)
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain during the period on:
   Investments ...................................................     1,764,643
                                                                     -----------
   Net realized gain .............................................     1,764,643
                                                                     -----------
Net unrealized depreciation during the period on:
   Investments ...................................................    (1,130,941)
                                                                     -----------
   Net unrealized depreciation ...................................    (1,130,941)
                                                                     -----------
   Net realized and unrealized gain ..............................       633,702
                                                                     -----------
   Net decrease in net assets
      resulting from operations  .................................   $  (88,990)
                                                                     ===========


                                       65                See accompanying notes.

                                                            SECURITY EQUITY FUND
Statement of Changes in Net Assets                       SMALL CAP GROWTH SERIES

                                                      YEAR ENDED     YEAR ENDED
                                                       SEPTEMBER      SEPTEMBER
                                                       30, 2006       30, 2005
                                                     ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment loss ...........................   $   (722,692)  $   (703,494)
   Net realized gain during the period on
      investments ................................      1,764,643      4,851,401
   Net unrealized appreciation during the period
      on investments .............................     (1,130,941)     1,920,648
                                                     ------------   ------------
   Net increase in net assets resulting from
      operations .................................        (88,990)     6,068,555
                                                     ------------   ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares
      Class A ....................................     34,591,629      8,144,188
      Class B ....................................      2,145,297      1,848,399
      Class C ....................................      1,341,687      1,278,043
   Cost of shares redeemed
      Class A ....................................    (11,879,893)   (10,786,990)
      Class B ....................................     (4,367,496)    (4,281,215)
      Class C ....................................     (1,407,378)    (1,752,947)
                                                     ------------   ------------
   Net increase (decrease) from capital share
      transactions ...............................     20,423,846     (5,550,522)
                                                     ------------   ------------
   Net increase in net assets ....................     20,334,856        518,033
                                                     ------------   ------------
NET ASSETS:
   Beginning of period ...........................     35,339,680     34,821,647
                                                     ------------   ------------
   End of period .................................   $ 55,674,536   $ 35,339,680
                                                     ============   ============
   Accumulated undistributed net investment income
      at end of period ...........................   $         --   $         --
                                                     ============   ============
CAPITAL SHARE ACTIVITY:
   Shares sold
      Class A ....................................      2,223,136        560,063
      Class B ....................................        141,177        138,265
      Class C ....................................         87,821         91,558
   Shares redeemed
      Class A ....................................       (751,218)      (759,381)
      Class B ....................................       (296,698)      (324,239)
      Class C ....................................        (90,959)      (128,106)


                                      66                 See accompanying notes.

                                                            SECURITY EQUITY FUND
Financial Highlights                                     SMALL CAP GROWTH SERIES
Selected data for each share of capital stock outstanding throughout each period

                                                                    YEAR ENDED SEPTEMBER 30,
                                                      ---------------------------------------------------
CLASS A                                                 2006       2005       2004       2003     2002(f)
-------                                               -------    -------    -------    -------    -------
PER SHARE DATA
Net asset value, beginning of period                  $ 15.76    $ 13.11    $ 11.63    $  7.88    $  9.80
                                                      -------    -------    -------    -------    -------
Income (loss) from investment operations:
Net investment loss(c)                                  (0.23)     (0.24)     (0.25)     (0.18)     (0.20)
Net gain (loss) on securities (realized and
   unrealized)                                           0.10       2.89       1.73       3.93      (1.72)
                                                      -------    -------    -------    -------    -------
Total from investment operations                        (0.13)      2.65       1.48       3.75      (1.92)
                                                      -------    -------    -------    -------    -------
Net asset value, end of period                        $ 15.63    $ 15.76    $ 13.11    $ 11.63    $  7.88
                                                      =======    =======    =======    =======    =======
TOTAL RETURN(a)                                         (0.82%)    20.21%     12.73%     47.59%    (19.59%)
                                                      -------    -------    -------    -------    -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)              $45,451    $22,637    $21,443    $14,406    $ 8,350
                                                      -------    -------    -------    -------    -------
Ratios to average net assets:
Net investment loss                                     (1.46%)    (1.67%)    (1.95%)    (2.01%)    (1.93%)
Total expenses(b)                                        2.01%      2.10%      2.09%      2.51%      2.14%
Net expenses(d)                                          2.01%      2.10%      2.09%      2.25%      2.14%
Expenses prior to custodian earnings credits and
   net of expense waivers                                2.01%      2.10%      2.09%      2.25%      2.14%
                                                      -------    -------    -------    -------    -------
Portfolio turnover rate                                   136%       134%       157%       206%       302%

                                                                  YEAR ENDED SEPTEMBER 30,
                                                      -----------------------------------------------
CLASS B                                                2006      2005      2004      2003     2002(f)
-------                                               ------    ------    ------    ------    -------
PER SHARE DATA
Net asset value, beginning of period                  $14.60    $12.24    $10.94    $ 7.47    $  9.37
                                                      ------    ------    ------    ------    -------
Income (loss) from investment operations:
Net investment loss(c)                                 (0.36)    (0.33)    (0.33)    (0.24)     (0.26)
Net gain (loss) on securities (realized and
   unrealized)                                          0.14      2.69      1.63      3.71      (1.64)
                                                      ------    ------    ------    ------    -------
Total from investment operations                       (0.22)     2.36      1.30      3.47      (1.90)
                                                      ------    ------    ------    ------    -------
Net asset value, end of period                        $14.38    $14.60    $12.24    $10.94    $  7.47
                                                      ======    ======    ======    ======    =======
TOTAL RETURN(a)                                        (1.51%)   19.28%    11.88%    46.45%    (20.28%)
                                                      ------    ------    ------    ------    -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)              $5,919    $8,283    $9,218    $6,838    $ 4,292
                                                      ------    ------    ------    ------    -------
Ratios to average net assets:
Net investment loss                                    (2.31%)   (2.41%)   (2.69%)   (2.76%)    (2.69%)
Total expenses(b)                                       2.79%     2.85%     2.84%     3.23%      2.90%
Net expenses(d)                                         2.79%     2.85%     2.83%     3.00%      2.90%
Expenses prior to custodian earnings credits and
   net of expense waivers                               2.79%     2.85%     2.84%     3.00%      2.90%
                                                      ------    ------    ------    ------    -------
Portfolio turnover rate                                  136%      134%      157%      206%       302%


                                       67                See accompanying notes.

                                                            SECURITY EQUITY FUND
Financial Highlights                                     SMALL CAP GROWTH SERIES
Selected data for each share of capital stock outstanding throughout each period

                                                                   YEAR ENDED SEPTEMBER 30,
                                                      --------------------------------------------------
CLASS C                                                2006      2005      2004      2003     2002(e, f)
-------                                               ------    ------    ------    ------    ----------
PER SHARE DATA
Net asset value, beginning of period                  $14.88    $12.47    $11.15    $ 7.61     $  9.53
                                                      ------    ------    ------    ------     -------
Income (loss) from investment operations:
Net investment loss(c)                                 (0.35)    (0.33)    (0.33)    (0.24)      (0.26)
Net gain (loss) on securities (realized and
   unrealized)                                          0.11      2.74      1.65      3.78       (1.66)
                                                      ------    ------    ------    ------     -------
Total from investment operations                       (0.24)     2.41      1.32      3.54       (1.92)
                                                      ------    ------    ------    ------     -------
Net asset value, end of period                        $14.64    $14.88    $12.47    $11.15     $  7.61
                                                      ======    ======    ======    ======     =======
TOTAL RETURN(a)                                        (1.61%)   19.33%    11.84%    46.52%     (20.15%)
                                                      ------    ------    ------    ------     -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)              $4,304    $4,420    $4,160    $3,533     $ 2,164
                                                      ------    ------    ------    ------     -------
Ratios to average net assets:
Net investment loss                                    (2.29%)   (2.42%)   (2.69%)   (2.76%)     (2.69%)
Total expenses(b)                                       2.79%     2.85%     2.83%     3.23%       2.91%
Net expenses(d)                                         2.79%     2.85%     2.82%     3.00%       2.91%
Expenses prior to custodian earnings credits and
   net of expense waivers                               2.79%     2.85%     2.83%     3.00%       2.91%
                                                      ------    ------    ------    ------     -------
Portfolio turnover rate                                  136%      134%      157%      206%        302%

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C shares.

(b) Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(c) Net investment loss was computed using average shares outstanding throughout the period.

(d) Net expense information reflects expense ratios after voluntary expense waivers and custodian earnings credits, as applicable.

(e) The financial highlights for Class C shares exclude the historical financial highlights of Class S shares. Class S shares were exchanged for Class C shares on June 3, 2002.

(f) RS Investments, Inc. became the sub-adviser of Small Cap Growth Series effective September 3, 2002. Prior to September 3, 2002, Security Management Company, LLC paid Strong Capital Management, Inc. for sub-advisory services.


                                       68                See accompanying notes.

                      This page left blank intentionally.

                                                                        SECURITY
Manager's Commentary                                        LARGE CAP VALUE FUND
November 15, 2006                                                    (unaudited)

                                              (SECURITY BENEFIT(SM) LOGO)
                                            Security Management Company, LLC

                                       Adviser, Security Management Company, LLC

                            (PHOTO OF MARK MITCHELL)
                                  Mark Mitchell
                            Senior Portfolio Manager

TO OUR SHAREHOLDERS:

Security Large Cap Value Fund returned 13.45%(1) in the period, lagging the benchmark Russell 1000 Value Index's return of 14.62%, but out performing the Fund's peer group median return of 12.49%. Good individual stock selection was offset slightly by our sector weights in fiscal 2006. While being disappointed that our results were below the benchmark, we believe that our approach delivers performance over the long-term.

Our investment philosophy is centered around three key tenants: first, we believe good investments are purchased at less than their intrinsic value, second, a long-term approach and patience are critical to successful investing, and last, we concentrate our investments in companies that have the greatest return potential.

Our process is a bottom-up, research-driven investment process that attempts to identify companies that have the ability to become more competitive in the future. We focus on owning these companies for three to five years or longer, which we believe differentiates us from a majority of our peers and ultimately allows us to make better investment decisions. We buy these companies when their current prices trade below their intrinsic value. We closely monitor each company's progress. We will sell a company if the valuation no longer makes sense, if we've made a mistake and our investment thesis is no longer valid, or if we have a more attractive investment alternative. For this Fund, we apply this philosophy to a broad range of value names.

FINANCIALS AND INDUSTRIAL STOCKS TOP PERFORMERS

The Fund's financial holdings were up 41% compared to 20% for the index with our position in First Marblehead Corporation up over 200%. III-placed, short-term concerns over the company's competitive position offered us an excellent opportunity to take a position in this leading student lending company. First Marblehead maintains its competitive advantage with its loan underwriting capability, superior economics, and value-added services.

The Fund continues to be underweight in financials. The valuations of financial-related companies do not reflect our expectation for a negative impact from declining credit trends.

Holdings in the industrial sector were up 25%. McDermott International, Inc., appreciated 71%, driven by strong demand for its energy infrastructure construction- related services. Hughes Supply was up 40% as it agreed to be acquired by Home Depot. Hughes' strong position in the professional contractor market fits well into Home Depot's expansion plans in that segment.

ENERGY DISAPPOINTING

Energy stocks provided negative returns and the Fund's slight overweighting proved to be a significant headwind. Following a period of being a strong leader, the sector experienced a significant pullback after oil prices had a period of unprecedented and sustained appreciation.

Halliburton Company and Sasol, Ltd., ADR were down 16% and 13%, respectively. Halliburton's price was impacted as investors became concerned about a weakening energy commodity market. Sasol was weaker due to country-specific tax issues related to its core gas-to-liquids business.

2007 MARKET OUTLOOK

The current low-return investment environment has continued to make available ample liquidity in the U.S. equity market. Falling energy prices have helped increase consumer confidence and provide support to corporate profit margins through lower raw material input prices. Additionally, businesses continue to have very healthy balance sheets to help drive future growth initiatives.

As we noted in last year's shareholder letter, we've been concerned about a slowdown in U.S. consumer spending for some time. This concern has yet to materialize, but we still think it will happen. Lower energy prices will help; however, higher interest rates and a housing market slowdown provide likely headwinds. The Federal Reserve is walking a fine line between managing inflation risks while supporting economic growth. We're unsure, like most investors, what the Fed's next move will be. This uncertainty will weigh on the market until it's resolved.

                                                                        SECURITY
Manager's Commentary                                        LARGE CAP VALUE FUND
November 15, 2006                                                    (unaudited)

We believe that investing is a long-term pursuit that requires patience and a consistent approach. Dollar cost averaging is a sound way to build long-term value. We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.

Sincerely,


Mark Mitchell
Senior Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

                                                                        SECURITY
Performance Summary                                         LARGE CAP VALUE FUND
September 30, 2006                                                   (unaudited)

PERFORMANCE

SECURITY LARGE CAP VALUE FUND VS. RUSSELL 1000 VALUE INDEX

                               (PERFORMANCE GRAPH)

Large Cap Value Fund

09/30/96    9,425.00
12/31/96    9,721.68
03/31/97    9,697.53
06/30/97   11,041.10
09/30/97   12,752.51
12/31/97   12,802.09
03/31/98   13,842.50
06/30/98   13,388.78
09/30/98   11,738.96
12/31/98   12,762.42
03/31/99   12,762.42
06/30/99   14,596.10
09/30/99   13,147.49
12/31/99   13,082.66
03/31/00   12,304.16
06/30/00   11,639.58
09/30/00   12,190.23
12/31/00   12,134.94
03/31/01   11,311.91
06/30/01   11,771.28
09/30/01   10,278.34
12/31/01   11,457.13
03/31/02   11,322.56
06/30/02   10,092.27
09/30/02    8,169.93
12/31/02    8,688.96
03/31/03    8,246.83
06/30/03    9,477.12
09/30/03    9,823.14
12/31/03   11,057.82
03/31/04   11,404.58
06/30/04   11,269.73
09/30/04   11,000.02
12/31/04   12,175.16
03/31/05   12,040.31
06/30/05   12,059.57
09/30/05   13,061.32
12/31/05   13,346.23
03/31/06   14,217.90
06/30/06   14,760.27
09/30/06   14,818.38

RUSSELL 1000 VALUE INDEX

09/30/96   10,000.00
12/31/96   10,997.46
03/31/97   11,279.13
06/30/97   12,942.22
09/30/97   14,230.66
12/31/97   14,866.87
03/31/98   16,599.39
06/30/98   16,674.02
09/30/98   14,743.46
12/31/98   17,191.67
03/31/99   17,438.52
06/30/99   19,404.40
09/30/99   17,504.06
12/31/99   18,456.06
03/31/00   18,544.21
06/30/00   17,675.12
09/30/00   19,064.87
12/31/00   19,751.50
03/31/01   18,594.96
06/30/01   19,502.22
09/30/01   17,365.74
12/31/01   18,646.58
03/31/02   19,409.19
06/30/02   17,755.92
09/30/02   14,422.57
12/31/02   15,752.56
03/31/03   14,986.36
06/30/03   17,575.46
09/30/03   17,938.06
12/31/03   20,483.32
03/31/04   21,102.53
06/30/04   21,288.45
09/30/04   21,616.25
12/31/04   23,860.44
03/31/05   23,879.74
06/30/05   24,279.29
09/30/05   25,221.77
12/31/05   25,542.20
03/31/06   27,055.47
06/30/06   27,213.85
09/30/06   28,904.64

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Large Cap Value Fund on September 30, 1996, reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. The Russell 1000 Value Index is an unmanaged index representing the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

AVERAGE ANNUAL RETURNS

PERIODS ENDED 9-30-06        1 YEAR   5 YEARS   10 YEARS   SINCE INCEPTION
---------------------        ------   -------   --------   ---------------
A Shares                     13.45%    7.59%      4.56%      --
A Shares with sales charge    6.98%    6.32%      3.95%      --
B Shares                     12.54%    6.75%      3.78%      --
B Shares with CDSC            7.54%    6.44%      3.78%      --
C Shares                     12.63%    6.72%       N/A     1.25% (1-29-99)
C Shares with CDSC           11.63%    6.72%       N/A     1.25% (1-29-99)

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.

PORTFOLIO COMPOSITION BY SECTOR AS OF 9-30-06

Consumer Discretionary                    9.73%
Consumer Staples                         12.96
Energy                                   13.94
Financials                               17.73
Health Care                               5.90
Industrials                              17.17
Information Technology                    2.56
Materials                                 4.96
Telecommunication Services                3.05
Utilities                                 1.24
Exchange Traded Funds                     6.01
Asset Backed Commercial Paper             2.84
Commercial Paper                          3.33
Repurchase Agreement                      0.23
Liabilities in excess of other assets    (1.65)
                                        ------
Total net assets                        100.00%
                                        ======


                                       72                See accompanying notes.

                                                                        SECURITY
Performance Summary                                         LARGE CAP VALUE FUND
September 30, 2006                                                   (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2006 - September 30, 2006.

ACTUAL EXPENSES

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FUND EXPENSES

                                 BEGINNING      ENDING      EXPENSES
                                  ACCOUNT      ACCOUNT        PAID
                                   VALUE        VALUE        DURING
                                  04-01-06   09-30-06(1)   PERIOD(2)
                                 ---------   -----------   ---------
Large Cap Value Fund - Class A
   Actual                        $1,000.00    $1,042.20      $ 7.53
   Hypothetical                   1,000.00     1,017.70        7.44

Large Cap Value Fund - Class B
   Actual                         1,000.00     1,037.60       11.44
   Hypothetical                   1,000.00     1,013.84       11.31

Large Cap Value Fund - Class C
   Actual                         1,000.00     1,036.90       11.39
   Hypothetical                   1,000.00     1,013.89       11.26

(1) The actual ending account value is based on the actual total return of the Fund for the period from April 1, 2006 to September 30, 2006 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period from April 1, 2006 to September 30, 2006 was 4.22%, 3.76% and 3.69%, for Class A, B and C shares, respectively.

(2) Expenses are equal to the Fund's annualized expense ratio (1.47%, 2.24% and 2.23% for Class A, B and C shares, respectively) multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Schedule of Investments                            Security Large Cap Value Fund
September 30, 2006

                                                           SHARES       VALUE
                                                          --------   ----------
COMMON STOCK - 95.3%
AEROSPACE & DEFENSE - 2.8%
United Technologies Corporation                             35,400   $ 2,242,590
                                                                     -----------
AGRICULTURAL PRODUCTS - 2.4%
Archer-Daniels-Midland Company (1)                          51,500     1,950,820
                                                                     -----------
ALUMINUM - 0.7%
Alcoa, Inc.                                                 20,100       563,604
                                                                     -----------
BROADCASTING & CABLE TV - 4.2%
CBS Corporation (CI.B)                                      88,200     2,484,594
Clear Channel Communications, Inc.                          31,800       917,430
                                                                     -----------
                                                                       3,402,024
                                                                     -----------
COMPUTER HARDWARE - 2.1%
Hewlett-Packard Company                                     46,500     1,706,085
                                                                     -----------
CONSTRUCTION & ENGINEERING - 2.4%
Shaw Group, Inc. *                                          81,400     1,924,296
                                                                     -----------
CONSUMER FINANCE - 4.0%
First Marblehead Corporation (1)                            47,300     3,275,998
                                                                     -----------
DIVERSIFIED CHEMICALS - 2.6%
Dow Chemical Company                                        30,100     1,173,298
E.I. Du Pont de Nemours & Company                           22,100       946,764
                                                                     -----------
                                                                       2,120,062
                                                                     -----------
DRUG RETAIL - 3.3%
CVS Corporation                                             82,100     2,637,052
                                                                     -----------
ELECTRIC UTILITIES - 1.2%
Edison International                                        24,300     1,011,852
                                                                     -----------
EXCHANGE TRADED FUNDS - 6.0%
iShares Russell 1000 Value Index Fund                       31,600     2,435,728
iShares S&P 500 Value Index Fund                            34,100     2,447,698
                                                                     -----------
                                                                       4,883,426
                                                                     -----------
HEALTH CARE SERVICES - 3.1%
Medco Health Solutions, Inc. *                              41,500     2,494,565
                                                                     -----------
HYPERMARKETS & SUPER CENTERS - 3.0%
Costco Wholesale Corporation                                48,900     2,429,352
                                                                     -----------
INDUSTRIAL CONGLOMERATES - 9.3%
General Electric Company                                    73,400     2,591,020
McDermott International, Inc. *                             71,250     2,978,250
Tyco International, Ltd.                                    69,600     1,948,104
                                                                     -----------
                                                                       7,517,374
                                                                     -----------
INTEGRATED OIL & GAS - 8.6%
Chevron Corporation                                         22,400     1,452,864
ConocoPhillips                                              20,300     1,208,459
Exxon Mobil Corporation                                     35,100     2,355,210

                                                           SHARES       VALUE
                                                          --------   ----------
COMMON STOCK (CONTINUED)
INTEGRATED OIL & GAS (CONTINUED)
Sasol, Ltd. ADR                                             59,800   $ 1,966,822
                                                                     -----------
                                                                       6,983,355
                                                                     -----------
INTEGRATED TELECOMMUNICATION SERVICES - 0.2%
Windstream Corporation                                      11,476       151,369
                                                                     -----------
IT CONSULTING & OTHER SERVICES - 0.5%
Unisys Corporation *                                        66,400       375,824
                                                                     -----------
MANAGED HEALTH CARE - 2.8%
WellPoint, Inc. *                                           29,700     2,288,385
                                                                     -----------
MOVIES & ENTERTAINMENT - 5.5%
News Corporation                                            95,500     1,876,575
Time Warner, Inc.                                          112,500     2,050,875
Viacom, Inc. (CI.B) *                                       15,100       561,418
                                                                     -----------
                                                                       4,488,868
                                                                     -----------
MULTI-LINE INSURANCE - 4.8%
American International Group, Inc.                          58,300     3,862,958
                                                                     -----------
OIL & GAS DRILLING - 0.5%
Transocean, Inc. * (1)                                       5,500       402,765
                                                                     -----------
OIL & GAS EQUIPMENT & SERVICES - 2.0%
Halliburton Company                                         58,400     1,661,480
                                                                     -----------
OIL & GAS STORAGE &
TRANSPORTATION - 2.8%
Williams Companies, Inc.                                    94,500     2,255,715
                                                                     -----------
OTHER DIVERSIFIED FINANCIAL SERVICES - 5.0%
Citigroup, Inc.                                             46,500     2,309,655
JPMorgan Chase & Company                                    37,600     1,765,696
                                                                     -----------
                                                                       4,075,351
                                                                     -----------
PACKAGED FOODS & MEATS - 1.4%
Tyson Foods, Inc. (1)                                       69,800     1,108,424
                                                                     -----------
PROPERTY & CASUALTY INSURANCE - 3.9%
Berkshire Hathaway, Inc. *                                      33     3,161,400
                                                                     -----------
RAILROADS - 2.8%
Union Pacific Corporation                                   25,400     2,235,200
                                                                     -----------
SPECIALTY CHEMICALS - 1.6%
Rohm & Haas Company                                         28,100     1,330,535
                                                                     -----------
TOBACCO - 2.9%
Altria Group, Inc.                                          31,100     2,380,705
                                                                     -----------
WIRELESS TELECOMMUNICATION SERVICES - 2.9%
Alltel Corporation                                          11,100       616,050

The accompanying notes are an integral part of the financial statements.

Schedule of Investments                            Security Large Cap Value Fund
September 30, 2006 - continued

                                                           SHARES       VALUE
                                                          --------   -----------
COMMON STOCK (CONTINUED)
WIRELESS TELECOMMUNICATION SERVICES (CONTINUED)
Sprint Nextel Corporation                                   99,200   $ 1,701,280
                                                                     -----------
                                                                       2,317,330
                                                                     -----------
TOTAL COMMON STOCK
   (Cost $67,276,518)                                                $77,238,764
                                                                     -----------

                                                         PRINCIPAL
                                                          AMOUNT        VALUE
                                                        ----------   -----------
CORPORATE BOND - 0.0%
SERVICES - 0.0%
American ECO Corporation
   9.63%, 2008 (2)(3)(4)(5)                             $  125,000            --
                                                                     -----------
TOTAL CORPORATE BOND
   (Cost $125,000)                                                   $        --
                                                                     -----------
ASSET BACKED COMMERCIAL PAPER - 2.9%
MISC. RECEIVABLES - 2.9%                                 1,000,000       999,854
Fairway Finance Corporation
   5.25%, 10/2/2006
Jupiter Securitization Corporation
   5.26%, 10/4/2006                                      1,300,000     1,299,430
                                                                     -----------
                                                                       2,299,284
                                                                     -----------
TOTAL ASSET BACKED COMMERCIAL PAPER (Cost $2,299,284)                $ 2,299,284
                                                                     -----------
COMMERCIAL PAPER - 3.3%
BROKERAGE - 1.2%
Morgan Stanley
   5.31%, 10/5/2006                                      1,000,000       999,410
                                                                     -----------
ELECTRIC - 2.1%
Florida Power & Light Company
   5.25%, 10/3/2006                                      1,700,000     1,699,504
                                                                     -----------
TOTAL COMMERCIAL PAPER
   (Cost $2,698,914)                                                 $ 2,698,914
                                                                     -----------
REPURCHASE AGREEMENT - 0.2%
United Missouri Bank, 4.88%, dated 09-29-06,
   matures 10-02-06; repurchase amount of $189,077
   (Collateralized by FHLB, 2.625%, 05-15-07 with a
   value of $193,062)                                   $  189,000   $   189,000
                                                                     -----------
TOTAL REPURCHASE AGREEMENT
   (Cost $189,000)                                                   $   189,000
                                                                     -----------
TOTAL INVESTMENTS (SECURITY LARGE CAP VALUE FUND)
   (Cost $72,587,716) - 101.7%                                       $82,425,962
LIABILITIES IN EXCESS OF OTHER ASSETS - (1.7)%                        (1,343,068)
                                                                     -----------
TOTAL NET ASSETS -100.0%                                             $81,082,894
                                                                     ===========

Footnotes

Percentages are stated as a percent of net assets.

For federal income tax purposes the identified cost of investments owned at 9/30/2006 was $72,700,322.

*    - Non-income producing security

(1)  - Security is segregated as collateral for open written options contracts.

(2)  - Security is illiquid. See Notes to Financials.

(3)  - In Default

(4)  - Private Placement

(5) - Security is fair valued by the Board of Directors. See Notes to Financials.

See notes to financial statements.

    The accompanying notes are an integral part of the financial statements.

                                                                        SECURITY
                                                            LARGE CAP VALUE FUND

Statement of Assets and Liabilities
September 30, 2006

ASSETS:
Investments, at value(1) .........................................   $82,425,962
Cash .............................................................           743
Receivables:
   Securities sold ...............................................       154,691
   Fund shares sold ..............................................       556,871
   Dividends .....................................................       129,510
Prepaid Expenses .................................................        23,383
                                                                     -----------
Total assets .....................................................    83,291,160
                                                                     -----------
LIABILITIES:
Payable for:
   Securities purchased ..........................................     1,645,744
   Fund shares redeemed ..........................................       388,147
   Written options, at value (Premiums received, $67,841) ........        60,415
   Management fees ...............................................        42,154
   Custodian fees ................................................         3,798
   Transfer agent and administration fees ........................        17,239
   Professional fees .............................................        15,300
   12b-1 distribution plan fees ..................................        26,169
   Directors' fees ...............................................         6,000
   Other .........................................................         3,300
                                                                     -----------
Total liabilities ................................................     2,208,266
                                                                     -----------
NET ASSETS .......................................................   $81,082,894
                                                                     ===========
NET ASSETS CONSIST OF:
Paid in capital ..................................................   $76,701,372
Accumulated undistributed net investment income ..................        21,221
Accumulated undistributed net realized loss on sale of investments
   and options written ...........................................    (5,485,370)
Net unrealized appreciation in value of investments and options
   written .......................................................     9,845,671
                                                                     -----------
Net assets .......................................................   $81,082,894
                                                                     ===========
CLASS A:
Capital shares outstanding
   (unlimited number of shares authorized) .......................     8,472,288
Net assets .......................................................   $64,786,166
Net asset value per share ........................................   $      7.65
                                                                     ===========
Maximum offering price per share
   (net asset value divided by 94.25%) ...........................   $      8.12
                                                                     ===========
CLASS B:
Capital shares outstanding
   (unlimited number of shares authorized) .......................     1,777,116
Net Assets .......................................................   $12,760,924
Net asset value, offering and redemption price per share
   (excluding any applicable contingent deferred sales charge) ...   $      7.18
                                                                     ===========
CLASS C:
Capital shares outstanding
   (unlimited number of shares authorized) .......................       483,482
Net assets .......................................................   $ 3,535,804
Net asset value, offering and redemption price per share
   (excluding any applicable contingent deferred sales charge) ...   $      7.31
                                                                     ===========
(1) Investments, at cost .........................................   $72,587,716

Statement of Operations
For the Year Ended September 30, 2006

INVESTMENT INCOME:
   Dividends .....................................................   $   996,957
   Interest ......................................................       122,386
                                                                     -----------
   Total investment income .......................................     1,119,343
                                                                     -----------
EXPENSES:
   Management fees ...............................................       437,307
   Custodian fees ................................................        12,271
   Transfer agent/maintenance fees ...............................       178,416
   Administration fees ...........................................        63,853
   Directors' fees ...............................................        35,157
   Professional fees .............................................        16,813
   Reports to shareholders .......................................        30,794
   Registration Fees .............................................        40,116
   Other Expenses ................................................        24,151
   12b-1 distribution plan fees - Class A ........................       139,700
   12b-1 distribution plan fees - Class B ........................        84,547
   12b-1 distribution plan fees - Class C ........................        29,434
                                                                     -----------
   Total expenses ................................................     1,092,559
   Less: Earnings credits ........................................           (31)
                                                                     -----------
   Net expenses ..................................................     1,092,528
                                                                     -----------
   Net investment income .........................................        26,815
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain during the period on:
   Investments ...................................................     2,223,331
   Options written ...............................................       128,393
                                                                     -----------
   Net realized gain .............................................     2,351,724
                                                                     -----------
Net unrealized appreciation during the period on:
   Investments ...................................................     4,878,067
   Options written ...............................................         3,850
                                                                     -----------
   Net unrealized appreciation ...................................     4,881,917
                                                                     -----------
   Net realized and unrealized gain ..............................     7,233,641
                                                                     -----------
   Net increase in net assets resulting from operations ..........   $ 7,260,456
                                                                     ===========


                                       76                See accompanying notes.

                                                                        SECURITY
Statement of Changes in Net Assets                          LARGE CAP VALUE FUND

                                                     YEAR ENDED      YEAR ENDED
                                                   SEPTEMBER 30,   SEPTEMBER 30,
                                                       2006            2005
                                                   -------------   -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income .......................   $     26,815    $    226,529
   Net realized gain during the period on
      investments and options written ..........      2,351,724       6,823,643
   Net unrealized appreciation during the period
      on investments and options written .......      4,881,917       2,430,519
                                                   ------------    ------------
   Net increase in net assets resulting from
      operations ...............................      7,260,456       9,480,691
                                                   ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
      Class A ..................................       (232,389)             --
      Class B ..................................             --              --
      Class C ..................................             --              --
                                                   ------------    ------------
   Total distributions to shareholders .........       (232,389)             --
                                                   ------------    ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares
      Class A ..................................     52,794,309       6,416,077
      Class B ..................................      8,335,522       1,294,323
      Class C ..................................      2,030,893       1,300,122
   Distributions reinvested
      Class A ..................................        214,200              --
      Class B ..................................             --              --
      Class C ..................................             --              --
   Cost of shares redeemed
      Class A ..................................    (39,239,195)    (11,718,072)
      Class B ..................................     (5,067,244)     (4,481,711)
      Class C ..................................     (1,707,635)     (1,393,049)
                                                   ------------    ------------
   Net increase (decrease) from capital share
      transactions .............................     17,360,850      (8,582,310)
                                                   ------------    ------------
   Net increase in net assets ..................     24,388,917         898,381
                                                   ------------    ------------
NET ASSETS:
   Beginning of period .........................     56,693,977      55,795,596
                                                   ------------    ------------
   End of period ...............................   $ 81,082,894    $ 56,693,977
                                                   ============    ============
   Accumulated undistributed net investment
      income at end of period ..................   $     21,221    $    226,795
                                                   ============    ============
CAPITAL SHARE ACTIVITY:
   Shares sold
      Class A ..................................      7,129,132       1,026,323
      Class B ..................................      1,198,221         220,087
      Class C ..................................        287,449         213,510
   Shares reinvested
      Class A ..................................         30,999              --
      Class B ..................................             --              --
      Class C ..................................             --              --
   Shares redeemed
      Class A ..................................     (5,369,253)     (1,883,545)
      Class B ..................................       (753,462)       (763,775)
      Class C ..................................       (250,401)       (231,421)


                                       77                See accompanying notes.

                                                                        SECURITY
Financial Highlights                                        LARGE CAP VALUE FUND
Selected data for each share of capital stock outstanding throughout each period

                                                                       YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------------
CLASS A                                                     2006    2005(f)     2004      2003    2002(c, e)
-------                                                   -------   -------   -------   -------   ----------
PER SHARE DATA
Net asset value, beginning of period                      $  6.78   $  5.71   $  5.11   $  4.25    $  5.37
                                                          -------   -------   -------   -------    -------
Income (loss) from investment operations:
Net investment income(b)                                     0.01      0.03      0.01      0.02       0.01
Net gain (loss) on securities (realized and unrealized)      0.90      1.04      0.60      0.84      (1.10)
                                                          -------   -------   -------   -------    -------
Total from investment operations                             0.91      1.07      0.61      0.86      (1.09)
                                                          -------   -------   -------   -------    -------
Less distributions:
Dividends from net investment income                        (0.04)       --     (0.01)       --      (0.03)
                                                          -------   -------   -------   -------    -------
Total distributions                                         (0.04)       --     (0.01)       --      (0.03)
                                                          -------   -------   -------   -------    -------
Net asset value, end of period                            $  7.65   $  6.78   $  5.71   $  5.11    $  4.25
                                                          =======   =======   =======   =======    =======
TOTAL RETURN(a)                                             13.45%    18.74%    11.98%    20.24%    (20.51%)
                                                          -------   -------   -------   -------    -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $64,786   $45,295   $43,071   $45,858    $32,997
                                                          -------   -------   -------   -------    -------
Ratios to average net assets:
Net investment income                                        0.17%     0.56%     0.19%     0.41%      0.20%
Total expenses(g)                                            1.49%     1.61%     1.52%     1.45%      1.37%
Net expenses(h)                                              1.49%     1.61%     1.52%     1.45%      1.37%
                                                          -------   -------   -------   -------    -------
Portfolio turnover rate                                        54%      110%       75%       76%        68%

                                                                        YEAR ENDED SEPTEMBER 30,
                                                          -----------------------------------------------------
CLASS B                                                     2006     2005(f)     2004       2003     2002(c, e)
-------                                                   -------    -------   -------    -------    ----------
PER SHARE DATA
Net asset value, beginning of period                      $  6.38    $ 5.42    $  4.87    $  4.08     $  5.18
                                                          -------    ------    -------    -------     -------
Income (loss) from investment operations:
Net investment loss(b)                                      (0.04)    (0.01)     (0.03)     (0.02)      (0.04)
Net gain (loss) on securities (realized and unrealized)      0.84      0.97       0.58       0.81       (1.06)
                                                          -------    ------    -------    -------     -------
Total from investment operations                             0.80      0.96       0.55       0.79       (1.10)
                                                          -------    ------    -------    -------     -------
Net asset value, end of period                            $  7.18    $ 6.38    $  5.42    $  4.87     $  4.08
                                                          =======    ======    =======    =======     =======
TOTAL RETURN(a)                                             12.54%    17.71%     11.29%     19.36%     (21.24%)
                                                          -------    ------    -------    -------     -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $12,761    $8,500    $10,164    $11,687     $ 4,905
                                                          -------    ------    -------    -------     -------
Ratios to average net assets:
Net investment loss                                        (0.58%)   (0.16%)    (0.57%)    (0.42%)     (0.71%)
Total expenses(g)                                            2.26%     2.36%      2.27%      2.20%       2.27%
Net expenses(h)                                              2.26%     1.61%      1.52%      1.45%       1.37%
                                                          -------    ------    -------    -------     -------
Portfolio turnover rate                                        54%      110%        75%        76%         68%


                                       78                See accompanying notes.

                                                                        SECURITY
Financial Highlights                                        LARGE CAP VALUE FUND
Selected data for each share of capital stock outstanding throughout each period

                                                                       YEAR ENDED SEPTEMBER 30,
                                                          -----------------------------------------------------
CLASS C                                                    2006     2005(f)    2004      2003     2002(c, d, e)
-------                                                   ------    -------   ------    ------    -------------
PER SHARE DATA
Net asset value, beginning of period                      $ 6.49    $ 5.52    $ 4.96    $ 4.16      $  5.28
                                                          ------    ------    ------    ------      -------
Income (loss) from investment operations:
Net investment loss(b)                                     (0.04)    (0.01)    (0.03)    (0.02)       (0.04)
Net gain (loss) on securities (realized and unrealized)     0.86      0.98      0.59      0.82        (1.08)
                                                          ------    ------    ------    ------      -------
Total from investment operations                            0.82      0.97      0.56      0.80        (1.12)
                                                          ------    ------    ------    ------      -------
Net asset value, end of period                            $ 7.31    $ 6.49    $ 5.52    $ 4.96      $  4.16
                                                          ======    ======    ======    ======      =======
TOTAL RETURN(a)                                            12.63%    17.57%    11.29%    19.23%      (21.21%)
                                                          ------    ------    ------    ------      -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $3,536    $2,899    $2,561    $2,130      $ 1,510
                                                          ------    ------    ------    ------      -------
Ratios to average net assets:
Net investment loss                                        (0.60%)   (0.18%)   (0.57%)   (0.33%)      (0.72%)
Total expenses(g)                                           2.25%     2.36%     2.28%     2.20%        2.25%
Net expenses(h)                                             2.25%     2.36%     2.28%     2.20%        2.25%
                                                          ------    ------    ------    ------      -------
Portfolio turnover rate                                       54%      110%       75%       76%          68%

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C shares.

(b) Net investment income (loss) was computed using average shares outstanding throughout the period.

(c) As required, effective October 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on fixed income securities. The effect of this change for the period ended September 30, 2002, was to increase net investment income per share by less than 1/2 of a cent, decrease net realized and unrealized gains and losses per share by less than 1/2 of a cent and increase the ratio of net investment income to average net assets from 0.06% to 0.07%. Per share, ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(d) The financial highlights for Class C shares exclude the historical financial highlights of Class S shares. Class S shares were exchanged for Class C shares on June 3, 2002.

(e) Effective May 1, 2002 the fee structure for Security Large Cap Value Fund changed. Per share information reflects this change.

(f) Security Management Company, LLC (SMC) became the adviser of Security Large Cap Value Fund effective June 30, 2005. Prior to June 30, 2005, SMC paid Dreyfus Corporation for sub-advisory services.

(g) Total expense information reflects expense ratios absent fund expense reductions by the Investment Manager.

(h) Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements, and custodian earnings credits, as applicable.


                                       79                See accompanying notes.

                      This page left blank intentionally.

                                                                        SECURITY
Manager's Commentary                                         MID CAP GROWTH FUND
November 15, 2006                                                    (unaudited)

                                              (SECURITY BENEFIT (SM) LOGO)
                                            Security Management Company, LLC

                                       Adviser, Security Management Company, LLC

                           (PHOTO OF JAMES P. SCHIER)
                                James P. Schier
                            Senior Portfolio Manager

TO OUR SHAREHOLDERS:

For the year ended September 30, 2006, the Security Mid Cap Growth Fund returned 2.81%(1), lagging the benchmark Russell 2500 Growth Index's return of 6.53%. The Fund also lagged its peer group median return of 4.69%.

Our approach with the Mid Cap Growth Fund is to seek securities of companies that are able to grow and/or reinvest in increasingly profitable ventures and hold them over three to five years to capture the best part of the improvements in profits or profitability. We are focused on investing in securities when we find opportunities, with our individual position sizes reflecting the magnitude and the confidence in the opportunity. For this Fund, we target securities of companies that appear likely to generate above average profitability at prices that, as of yet, do not reflect that potential.

TECHNOLOGY, INDUSTRIALS AND MATERIALS DRIVE POSITIVE CONTRIBUTIONS

Stock selection and an overweight position in technology drove positive returns. Finisar Corporation, Maxwell Technologies, Inc., Tyler Technologies, Inc., and BEA Systems, Inc., all gained more than 30% on strong business momentum. Finisar gained 165% as strong demand for data transfer caused metro network to upgrade.

Over-weight exposure to industrials was beneficial as this sector performed better than the average equity.

Stock selection in materials was also positive as Pactiv Corporation, the packaging company, gained 62%. The company posted good results during an adverse raw material commodity price environment and is a perceived beneficiary from lower resin prices.

HEALTH CARE AND ENERGY PROVE MORE DIFFICULT

The market displayed a much greater than normal level of fear for biotechnology and health care service companies during the trailing year. One of our holdings, Sciclone, declined 60% as a key drug for the treatment of Hepatitis C failed in a clinical trial. USPI, a healthcare service company, fell 36% on concerns of slowing growth in the short-term. Over the long-term, the need for surgery centers continues to be robust. The company's business model, which includes joint ventures with key anchor hospitals and an emphasis on cost containment, should keep the company's growth on track.

Energy stocks provided negative returns and the Fund's average 18% weighting proved to be a significant headwind. Following a period of being a strong leader, the sector experienced a significant pullback after oil prices had a period of unprecedented and sustained appreciation. Our work continues to suggest the rise in energy prices is not a transitory phenomenon. We continue to hold a significant exposure to the sector. We do not believe that a robust commodity-price environment is required for our holdings in this sector to be significant performance contributors in the years ahead.

Among our individual holdings, Evergreen Energy, Inc., declined 38% for no material reason. The company is in the early stages of establishing a clean coal technology that greatly enhances the attractiveness of this energy source from an environmental standpoint. The company has continued to deliver on all its progress metrics and continues to offer bright and significant potential. Consequently, the position continues to be held.

OUTLOOK FOR 2007

We continue to be surprised by the strength of the market and maintain our cautious stance for the U.S. equity market. Despite the higher levels of short-term interest rates, high energy costs ($70 oil), and an increasingly unpredictable geopolitical environment, the broad market averages have advanced again in 2006. If anything, we are more cautious now than last year at this time.

We continue to find the most opportunities in the energy and industrial sectors. With large exposures in these areas, we are not likely to increase beyond today's significant levels. Over the past six months, the Fund has increased its commitments to the utility and consumer staple sectors.

On behalf of Security Management Company, I would like to thank you for trusting your funds with us. We are excited to see what opportunities present themselves in the future. As always, we continue to do our best to seek the potential available in small and mid capitalization companies.

Sincerely,


James P. Schier,
Senior Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or redemptions of shares.

                                                                        SECURITY
Performance Summary                                          MID CAP GROWTH FUND
September 30, 2006                                                   (unaudited)

PERFORMANCE

SECURITY MID CAP GROWTH FUND VS. RUSSELL 2500 GROWTH INDEX

                               (PERFORMANCE GRAPH)

Mid Cap Growth Fund

09/30/96    9,425.00
12/31/96    9,371.02
03/31/97    8,633.14
06/30/97    9,850.64
09/30/97   11,363.28
12/31/97   11,041.08
03/31/98   12,185.50
06/30/98   11,938.41
09/30/98    9,948.68
12/31/98   12,889.75
03/31/99   12,857.07
06/30/99   14,948.19
09/30/99   15,013.53
12/31/99   20,580.87
03/31/00   24,622.33
06/30/00   23,280.84
09/30/00   25,946.85
12/31/00   23,961.75
03/31/01   19,782.16
06/30/01   22,051.62
09/30/01   16,037.54
12/31/01   20,461.05
03/31/02   20,974.48
06/30/02   17,247.37
09/30/02   13,368.14
12/31/02   14,813.35
03/31/03   14,642.20
06/30/03   18,863.72
09/30/03   20,613.18
12/31/03   23,108.82
03/31/04   24,407.96
06/30/04   24,348.91
09/30/04   21,691.59
12/31/04   25,325.00
03/31/05   23,445.98
06/30/05   24,531.64
09/30/05   26,410.66
12/31/05   27,107.19
03/31/06   30,470.20
06/30/06   27,603.74
09/30/06   27,152.33

Russell 2500 Growth Index

09/30/96   10,000.00
12/31/96   10,093.80
03/31/97    9,286.21
06/30/97   10,796.38
09/30/97   12,592.52
12/31/97   11,584.25
03/31/98   12,873.94
06/30/98   12,245.81
09/30/98    9,526.65
12/31/98   11,941.74
03/31/99   11,816.52
06/30/99   13,802.29
09/30/99   13,323.92
12/31/99   18,569.48
03/31/00   21,380.54
06/30/00   19,904.69
09/30/00   19,319.24
12/31/00   15,582.13
03/31/01   12,479.82
06/30/01   15,133.27
09/30/01   11,036.53
12/31/01   13,894.15
03/31/02   13,484.67
06/30/02   11,242.20
09/30/02    9,099.75
12/31/02    9,853.19
03/31/03    9,538.08
06/30/03   11,705.26
09/30/03   12,871.20
12/31/03   14,415.86
03/31/04   15,209.71
06/30/04   15,230.54
09/30/04   14,376.21
12/31/04   16,519.84
03/31/05   15,805.22
06/30/05   16,368.54
09/30/05   17,397.54
12/31/05   17,870.65
03/31/06   19,984.17
06/30/06   18,760.77
09/30/06   18,534.96

                             $10,000 OVER TEN YEARS

This chart assumes a $10,000 investment in Class A shares of Security Mid Cap Growth Fund on September 30, 1996, reflects deduction of the 5.75% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions of the redemption of fund shares. The Russell 2500 Growth Index is an unmanaged index that measures this performance of securities of small-to-mid U.S. companies with greater-than-average growth orientation.

AVERAGE ANNUAL RETURNS

PERIODS ENDED 9-30-06        1 YEAR   5 YEARS   10 YEARS   SINCE INCEPTION
---------------------        ------   -------   --------   ---------------
A Shares                      2.81%    11.11%    11.07%           --
A Shares with sales charge   (3.09%)    9.79%    10.42%           --
B Shares                      2.12%    10.26%    10.26%           --
B Shares with CDSC           (2.54%)    9.99%    10.26%           --
C Shares                      2.20%    10.32%      N/A           8.74%
                                                              (1-29-99)
C Shares with CDSC            1.26%    10.32%      N/A            8.74%
                                                              (1-29-99)

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted.

PORTFOLIO COMPOSITION BY SECTOR AS OF 9-30-06

Consumer Discretionary                    6.40%
Consumer Staples                          1.82
Energy                                   17.11
Financials                                8.20
Health Care                              11.17
Industrials                              18.82
Information Technology                   26.02
Materials                                 4.21
Exchange Traded Funds                     1.54
Warrants                                  0.33
Commercial Paper                          1.70
Asset Backed Commerical Paper             2.83
Repurchase Agreement                      0.35
Liabilities in excess of other assets    (0.50)
                                        ------
Total net assets                        100.00%
                                        ======


                                       82                See accompanying notes.

                                                                        SECURITY
Performance Summary                                          MID CAP GROWTH FUND
September 30, 2006                                                   (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2006 - September 30, 2006.

ACTUAL EXPENSES

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FUND EXPENSES

                        BEGINNING         ENDING      EXPENSES PAID
                      ACCOUNT VALUE   ACCOUNT VALUE       DURING
                         04-01-06      09-30-06(1)      PERIOD(2)
                      -------------   -------------   -------------
Mid Cap Growth Fund
   - Class A
   Actual               $1,000.00       $  891.10         $ 6.68
   Hypothetical          1,000.00        1,018.00           7.13

Mid Cap Growth Fund
   - Class B
   Actual                1,000.00          887.70          10.22
   Hypothetical          1,000.00        1,014.24          10.91

Mid Cap Growth Fund
   - Class C
   Actual                1,000.00          888.30          10.22
   Hypothetical          1,000.00        1,014.24          10.91

(1) The actual ending account value is based on the actual total return of the Fund for the period from April 1, 2006 to September 30, 2006 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period from April 1, 2006 to September 30, 2006 was (10.89%), (11.23%) and (11.17%), for Class A, B and C shares, respectively.

(2) Expenses are equal to the Fund's annualized expense ratio (1.41%, 2.16% and 2.16% for Class A, B and C shares, respectively) multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Schedule of Investments                             Security Mid Cap Growth Fund
September 30, 2006

                                                          SHARES        VALUE
                                                        ---------   ------------
COMMON STOCK - 95.2%
APPAREL, ACCESSORIES & LUXURY GOODS - 0.7%
Maidenform Brands, Inc. *                                  87,500   $  1,688,750
                                                                    ------------
APPLICATION SOFTWARE - 1.2%
TIBCO Software, Inc. *                                    307,000      2,756,860
                                                                    ------------
ASSET MANAGEMENT & CUSTODY BANKS - 3.0%
Northern Trust Corporation (1)                            116,000      6,777,880
                                                                    ------------
AUTO PARTS & EQUIPMENT - 0.6%
HydroGen Corporation * (2)                                253,722      1,268,610
                                                                    ------------
BIOTECHNOLOGY - 4.6%
CellGenesys, Inc. *                                       229,000      1,046,530
Combinatorx, Inc. *                                       152,000        946,960
Human Genome Sciences, Inc. *                             179,800      2,074,892
Incyte Corporation*                                       355,000      1,501,650
lomai Corporation *                                       244,000      1,154,120
Kosan Biosciences, Inc. *                                 169,100        816,753
Ligand Pharmaceuticals, Inc. (CI.B) *                     196,900      1,974,907
Zymogenetics, Inc. *                                       55,900        943,033
                                                                    ------------
                                                                      10,458,845
                                                                    ------------
BROADCASTING & CABLE TV - 1.3%
Salem Communications Corporation                          180,000      2,035,800
WorldSpace, Inc. *                                        290,000        994,700
                                                                    ------------
                                                                       3,030,500
                                                                    ------------
COAL & CONSUMABLE FUELS - 5.1%
Evergreen Energy, Inc. *                                1,113,900     11,707,089
                                                                    ------------
COMMUNICATIONS EQUIPMENT - 7.8%
ADC Telecommunications, Inc. *                            233,000      3,495,000
Finisar Corporation*                                    2,145,000      7,786,350
PC-Tel, Inc. *                                            287,250      3,016,125
Symmetricom, Inc. *                                       440,100      3,551,607
                                                                    ------------
                                                                      17,849,082
                                                                    ------------
COMPUTER STORAGE & PERIPHERALS - 0.9%
Novatel Wireless, Inc. *                                  220,000      2,118,600
                                                                    ------------
CONSTRUCTION & ENGINEERING - 4.4%
Insituform Technologies, Inc. *                           168,000      4,079,040
Shaw Group, Inc. *                                        253,700      5,997,468
                                                                    ------------
                                                                      10,076,508
                                                                    ------------
CONSUMER FINANCE - 2.4%
First Marblehead Corporation (1)                           78,000      5,402,280
                                                                    ------------
DATA PROCESSING & OUTSOURCED SERVICES - 1.0%
Euronet Worldwide, Inc. *                                  94,700      2,324,885
                                                                    ------------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES - 1.6%
Equifax, Inc.                                              41,390      1,519,427

                                                          SHARES        VALUE
                                                        ---------   ------------
COMMON STOCK (CONTINUED)
DIVERSIFIED COMMERCIAL & PROFESSIONAL
   SERVICES (CONTINUED)
Navigant Consulting, Inc. *                               110,000   $  2,206,600
                                                                    ------------
                                                                       3,726,027
                                                                    ------------
ELECTRICAL COMPONENTS & EQUIPMENT - 7.2%
Millennium Cell, Inc. *                                   141,500        149,990
Power-One, Inc. *                                       1,359,800      9,844,952
Roper Industries, Inc. (1)                                117,000      5,234,580
UQM Technologies, Inc. *                                  477,816      1,309,216
                                                                    ------------
                                                                      16,538,738
                                                                    ------------
ELECTRONIC EQUIPMENT MANUFACTURERS - 3.9%
Aeroflex, Inc. *                                          240,000      2,467,200
Flir Systems, Inc. *                                      239,000      6,491,240
                                                                    ------------
                                                                       8,958,440
                                                                    ------------
ELECTRONIC MANUFACTURING SERVICES - 3.3%
Maxwell Technologies, Inc. *                              370,000      7,525,800
                                                                    ------------
EXCHANGE TRADED FUNDS - 1.5%
iShares Russell 2000 Growth Index Fund                     25,000      1,808,250
iShares S&P MidCap 400 Growth Index Fund                   23,000      1,732,360
                                                                    ------------
                                                                       3,540,610
                                                                    ------------
GENERAL MERCHANDISE STORES - 0.7%
Fred's, Inc.                                              133,400      1,683,508
                                                                    ------------
HEALTH CARE EQUIPMENT - 0.9%
Orthovita, Inc. *                                         375,000      1,308,750
Strategic Diagnostics, Inc. *                             206,300        794,255
                                                                    ------------
                                                                       2,103,005
                                                                    ------------
HEALTH CARE FACILITIES - 1.9%
United Surgical Partners International, Inc. *            125,000      3,103,750
US Physical Therapy, Inc. *                                97,000      1,156,240
                                                                    ------------
                                                                       4,259,990
                                                                    ------------
HEALTH CARE SERVICES - 1.8%
Providence Service Corporation *                          150,000      4,138,500
                                                                    ------------
HEALTH CARE SUPPLIES - 0.5%
Regeneration Technologies, Inc. *                         165,000      1,158,300
                                                                    ------------
HEAVY ELECTRICAL EQUIPMENT - 0.9%
Plug Power, Inc. *                                        504,000      2,051,280
                                                                    ------------
HOMEFURNISHING RETAIL - 0.3%
Kirkland's, Inc. *                                        118,825        581,054
                                                                    ------------
INDUSTRIAL MACHINERY - 0.9%
Basin Water, Inc. *                                       164,000      1,343,160
Tennant Company                                            34,200        832,428
                                                                    ------------
                                                                       2,175,588
                                                                    ------------

    The accompanying notes are an integral part of the financial statements.

Schedule of Investments                             Security Mid Cap Growth Fund
September 30, 2006 - continued

                                                          SHARES        VALUE
                                                        ---------   ------------
COMMON STOCK (CONTINUED)
IT CONSULTING & OTHER SERVICES - 0.6%
Keane, Inc. *                                              98,700   $  1,422,267
                                                                    ------------
METAL & GLASS CONTAINERS - 4.2%
Pactiv Corporation *                                      340,000      9,662,800
                                                                    ------------
MOVIES & ENTERTAINMENT - 0.5%
Lions Gate Entertainment Corporation *                    116,700      1,168,167
                                                                    ------------
OIL & GAS DRILLING - 2.9%
ENSCO International, Inc.                                  82,300      3,607,209
Helmerich & Payne, Inc.                                   130,000      2,993,900
                                                                    ------------
                                                                       6,601,109
                                                                    ------------
OIL & GAS EQUIPMENT & SERVICES - 1.2%
BJ Services Company                                        80,000      2,410,400
Superior Energy Services, Inc. *                           15,700        412,282
                                                                    ------------
                                                                       2,822,682
                                                                    ------------
OIL & GAS REFINING & MARKETING - 5.9%
Nova Oil, Inc. *                                          416,100      1,456,350
Rentech, Inc. *                                         2,300,000     10,649,000
Syntroleum Corporation *                                  320,000      1,532,800
                                                                    ------------
                                                                      13,638,150
                                                                    ------------
OIL & GAS STORAGE & TRANSPORTATION - 2.0%
Williams Companies, Inc.                                  190,000      4,535,300
                                                                    ------------
PACKAGED FOODS & MEATS - 1.8%
Hormel Foods Corporation                                  116,000      4,173,680
                                                                    ------------
PHARMACEUTICALS - 1.5%
Connetics Corporation *                                   200,000      2,180,000
Hollis-Eden Pharmaceuticals, Inc. *                       257,744      1,363,466
                                                                    ------------
                                                                       3,543,466
                                                                    ------------
PUBLISHING - 0.6%
Dow Jones & Company, Inc.                                  41,000      1,375,140
                                                                    ------------
RAILROADS - 1.7%
Kansas City Southern*                                     141,000      3,850,710
                                                                    ------------
REGIONAL BANKS - 1.0%
Boston Private Financial Holdings,
Inc.                                                       80,000      2,230,400
                                                                    ------------
SEMICONDUCTOR EQUIPMENT - 0.0%
Semitool, Inc. *                                            5,450         56,353
                                                                    ------------
SEMICONDUCTORS -5.9%
Applied Micro Circuits
Corporation *                                           1,100,000      3,179,000
hi/fn, Inc. *                                             125,400        590,634
IXYS Corporation *                                        610,000      5,117,900
Mindspeed Technologies, Inc. *                          1,516,700      2,623,891
Netlogic Microsystems, Inc. *                              40,000      1,014,800

                                                          SHARES        VALUE
                                                        ---------   ------------
COMMON STOCK (CONTINUED)
SEMICONDUCTORS (CONTINUED)
QuickLogic Corporation *                                  300,000   $  1,062,000
                                                                    ------------
                                                                      13,588,225
                                                                    ------------
SPECIALIZED CONSUMER SERVICES - 1.7%
Weight Watchers International, Inc.                        88,000      3,901,920
                                                                    ------------
SYSTEMS SOFTWARE - 1.4%
Progress Software Corporation *                            21,900        569,400
Sybase, Inc. *                                            106,950      2,592,468
                                                                    ------------
                                                                       3,161,868
                                                                    ------------
THRIFTS & MORTGAGE FINANCE - 1.9%
Clayton Holdings, Inc. *                                  352,000      4,424,640
                                                                    ------------
TRADING COMPANIES & DISTRIBUTORS - 1.3%
MSC Industrial Direct Company, Inc.                        75,900      3,092,166
                                                                    ------------
TRUCKING - 0.7%
J.B.Hunt Transport Services, Inc. (1)                      72,000      1,495,440
                                                                    ------------
TOTAL COMMON STOCK
   (Cost $185,521,028)                                              $218,645,212
                                                                    ------------
PREFERRED STOCK - 0.1%
ENVIRONMENTAL & FACILITIES SERVICES - 0.1%
ThermoEnergy Corporation PIPE * (2)(3)(4)(5)              745,000        201,820
                                                                    ------------
TOTAL PREFERRED STOCK
   (Cost $702,947)                                                  $    201,820
                                                                    ------------
WARRANTS - 0.3%
WARRANTS - 0.3%
Hollis-Eden Pharmaceuticals, Inc.
   $ 15.45, 6/19/2007 (3)                                   8,143            601
Lime Energy Company
   $ 1.00, 3/19/2009 (3)                                   20,767         20,116
Nova Oil, Inc.
   $ 2.57, 7/5/2011 (3)                                   208,050        603,700
Orthovita, Inc.
   $ 4.00, 6/26/2008 (3)                                   75,000         52,492
Syntroleum Corporation
   $ 7.60, 5/26/2008                                       14,100         22,419
ThermoEnergy Corporation
   $ 0.75, 7/14/2008 (2)(3)(5)                            745,000         68.689
                                                                    ------------
                                                                         768,017
                                                                    ------------
TOTAL WARRANTS
   (Cost $849,026)                                                  $    768,017
                                                                    ------------

    The accompanying notes are an integral part of the financial statements.

Schedule of Investments                             Security Mid Cap Growth Fund
September 30, 2006 - continued

                                                        PRINCIPAL
                                                         AMOUNT         VALUE
                                                       ----------   ------------
ASSET BACKED COMMERCIAL PAPER - 2.8%
MISC. RECEIVABLES - 2.8%
Fairway Finance Corporation
   5.255%, 10/3/2006                                    1,000,000   $    999,708
   5.255%, 10/4/2006                                    1,100,000      1,099,518
   5.255%, 10/10/2006                                   1,500,000      1,498,028
Jupiter Securitization Corporation
   5.26%, 10/6/2006                                     1,800,000      1,798,685
   5.26%, 10/11/2006                                    1,100,000      1,098,393
                                                                    ------------
                                                                       6,494,332
                                                                    ------------
TOTAL ASSET BACKED COMMERCIAL
   PAPER (Cost $6,494,332)                                          $  6,494,332
                                                                    ------------
COMMERCIAL PAPER - 1.7%
BANKING - 0.6%
UBS Finance (DE) LLC
   5.25%, 10/2/2006                                     1,300,000      1,299,810
                                                                    ------------
BROKERAGE - 0.7%
Credit Suisse First Boston USA
   5.26%, 10/5/2006                                     1,600,000      1,599,065
                                                                    ------------
FINANCIAL-OTHER - 0.4%
Countrywide Financial Corporation
   5.29%, 10/12/2006                                    1,000,000        998,384
                                                                    ------------
TOTAL COMMERCIAL PAPER
   (Cost $3,897,259)                                                $  3,897,259
                                                                    ------------
REPURCHASE AGREEMENT - 0.4%
United Missouri Bank, 4.88%,
   dated 09-29-06, matures 10-02-06; repurchase
   amount of $806,328 (Collateralized by U.S.
   Treasury Note, 3.25%, 01-15-09 with a value of
   $822,376)                                           $  806,000   $    806,000
                                                                    ------------
TOTAL REPURCHASE AGREEMENT
   (Cost $806,000)                                                  $    806,000
                                                                    ------------
TOTAL INVESTMENTS (SECURITY MID CAP GROWTH FUND)
   (Cost $198,270,592) - 100.5%                                     $230,812,640
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.5)%                        (1,138,405)
                                                                    ------------
TOTAL NET ASSETS - 100.0%                                           $229,674,235
                                                                    ============

Footnotes

Percentages are stated as a percent of net assets.

For federal income tax purposes the identified cost of investments owned at 9/30/2006 was $198,849,382.

*    - Non-income producing security

(1)  - Security is segregated as collateral for open written options contracts.

(2)  - Security is illiquid. See Notes to Financials.

(3) - Security is fair valued by the Board of Directors. See Note 8 in Notes to Financials.

(4) - PIPE (Private Investment in Public Equity) - Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration on a secondary public offering.

(5)  - Security is restricted. See Notes to Financials.

See notes to financial statements.

    The accompanying notes are an integral part of the financial statements.

                                                                        SECURITY
                                                             MID CAP GROWTH FUND

Statement of Assets and Liabilities
September 30, 2006

ASSETS:
Investments, at value(1) ........................................   $230,812,640
Cash ............................................................            920
Receivables:
   Fund shares sold .............................................        113,297
   Securities sold ..............................................        127,020
   Dividends ....................................................         49,711
Prepaid expenses ................................................         19,021
                                                                    ------------
Total assets ....................................................    231,122,609
                                                                    ------------
LIABILITIES:
Payable for:
   Securities purchased .........................................        519,503
   Fund shares redeemed .........................................        166,080
   Written options, at value
      (premiums received, $258,245) .............................        462,580
   Management fees ..............................................        141,699
   Custodian fees ...............................................          2,435
   Transfer agent and administration fees .......................         42,093
   Professional fees ............................................         25,948
   12b-1 distribution plan fees .................................         70,486
   Directors' fees ..............................................          6,000
   Other ........................................................         11,550
                                                                    ------------
Total liabilities ...............................................      1,448,374
                                                                    ------------
NET ASSETS.......................................................   $229,674,235
                                                                    ============
NET ASSETS CONSIST OF:
Paid in capital .................................................   $176,323,382
Accumulated undistributed net realized gain
   on sale of investments and options written ...................     21,013,141
Net unrealized appreciation in value of
   investments and options written ..............................     32,337,712
                                                                    ------------
Net assets ......................................................   $229,674,235
                                                                    ============
CLASS A:
Capital shares outstanding
   (unlimited number of shares authorized) ......................     15,968,398
Net assets ......................................................   $192,158,699
Net asset value per share .......................................   $      12.03
                                                                    ============
Maximum offering price per share
   (net asset value divided by 94.25%) ..........................   $      12.76
                                                                    ============
CLASS B:
Capital shares outstanding
   (unlimited number of shares authorized) ......................      2,175,563
Net assets ......................................................   $ 22,010,410
Net asset value, offering and redemption price
   per share (excluding any applicable contingent
   deferred sales charge) .......................................   $      10.12
                                                                    ============
CLASS C:
Capital shares outstanding
   (unlimited number of shares authorized) ......................      1,393,567
Net assets ......................................................   $ 15,505,126
Net asset value, offering and redemption price
   per share (excluding any applicable contingent
   deferred sales charge) .......................................   $      11.13
                                                                    ============
(1)Investments, at cost .........................................   $198,270,592

Statement of Operations
For the Year Ended September 30, 2006

INVESTMENT INCOME:
   Dividends ....................................................   $    760,024
   Interest .....................................................        355,674
                                                                    ------------
   Total investment income ......................................      1,115,698
                                                                    ------------
EXPENSES:
   Management fees ..............................................      1,759,408
   Custodian fees ...............................................         23,608
   Transfer agent/maintenance fees ..............................        458,227
   Administration fees ..........................................        223,519
   Directors' fees ..............................................         35,180
   Professional fees ............................................         48,182
   Reports to shareholders ......................................         78,113
   Registration fees ............................................         48,868
   Other expenses ...............................................         30,197
   12b-1 distribution plan fees - Class A .......................        483,678
   12b-1 distribution plan fees - Class B .......................        250,456
   12b-1 distribution plan fees - Class C .......................        160,714
                                                                    ------------
   Total expenses ...............................................      3,600,150
                                                                    ------------
   Net investment loss ..........................................     (2,484,452)
                                                                    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain during the period on:
   Investments ..................................................     30,732,059
   Options written ..............................................      1,149,569
                                                                    ------------
   Net realized gain ............................................     31,881,628
                                                                    ------------
Net unrealized appreciation (depreciation)
   during the period on:
   Investments ..................................................    (25,058,971)
   Options written ..............................................         94,776
                                                                    ------------
   Net unrealized depreciation ..................................    (24,964,195)
                                                                    ------------
   Net realized and unrealized gain .............................      6,917,433
                                                                    ------------
   Net increase in net assets
      resulting from operations .................................   $  4,432,981
                                                                    ============


                                       87                See accompanying notes.

                                                                        SECURITY
Statement of Changes in Net Assets                           MID CAP GROWTH FUND

                                                     YEAR ENDED     YEAR ENDED
                                                   SEPTEMBER 30,   SEPTEMBER 30,
                                                        2006           2005
                                                   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM
   OPERATIONS:
   Net investment loss .........................   $ (2,484,452)   $ (2,111,085)
   Net realized gain during the period on
      investments and options written ..........     31,881,628      12,943,161
   Net change in unrealized appreciation
      (depreciation) during the period on
      investments and options written ..........    (24,964,195)     30,372,234
                                                   ------------    ------------
   Net increase in net assets resulting from
      operations ...............................      4,432,981      41,204,310
                                                   ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gain
      Class A ..................................    (13,404,927)     (9,955,799)
      Class B ..................................     (2,137,907)     (2,023,316)
      Class C ..................................     (1,288,551)     (1,044,883)
                                                   ------------    ------------
   Total distributions to shareholders .........    (16,831,385)    (13,023,998)
                                                   ------------    ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares
      Class A ..................................     64,440,077      39,688,683
      Class B ..................................      3,192,315       4,639,146
      Class C ..................................      3,755,889       3,851,285
   Distributions reinvested
      Class A ..................................     12,899,625       9,564,132
      Class B ..................................      2,106,540       1,981,156
      Class C ..................................      1,195,749         955,741
   Cost of shares redeemed
      Class A ..................................    (58,969,056)    (38,532,269)
      Class B ..................................     (8,845,377)     (9,060,461)
      Class C ..................................     (4,824,246)     (5,198,188)
                                                   ------------    ------------
   Net increase from capital share
      transactions .............................     14,951,516       7,889,225
                                                   ------------    ------------
   Net increase in net assets ..................      2,553,112      36,069,537
                                                   ------------    ------------
NET ASSETS:
   Beginning of period .........................    227,121,123     191,051,586
                                                   ------------    ------------
   End of period ...............................   $229,674,235    $227,121,123
                                                   ============    ============
   Accumulated undistributed net investment
      income at end of period ..................   $         --    $          --
                                                   ============    ============
CAPITAL SHARE ACTIVITY:
   Shares sold
      Class A ..................................      5,111,243       3,433,535
      Class B ..................................        297,700         459,016
      Class C ..................................        323,232         352,361
   Shares reinvested
      Class A ..................................      1,075,865         797,012
      Class B ..................................        207,746         191,231
      Class C ..................................        107,242          84,579
   Shares redeemed
      Class A ..................................     (4,738,606)     (3,301,939)
      Class B ..................................       (827,165)       (917,791)
      Class C ..................................       (415,740)       (473,376)


                                       88                See accompanying notes.

                                                                        SECURITY
Financial Highlights                                         MID CAP GROWTH FUND
Selected data for each share of capital stock outstanding throughout each period

                                                                          YEAR ENDED SEPTEMBER 30,
                                                          -------------------------------------------------------
CLASS A                                                     2006        2005       2004(e)      2003      2002(d)
-------                                                   --------    --------    --------    --------    -------
PER SHARE DATA
Net asset value, beginning of period                      $  12.65    $  11.02    $  10.84    $   7.03    $  8.48
                                                          --------    --------    --------    --------    -------
Income (loss) from investment operations:
Net investment loss(b)                                       (0.12)      (0.10)      (0.13)      (0.10)     (0.09)
Net gain (loss) on securities (realized and unrealized)       0.47        2.46        0.71        3.91      (1.30)
                                                          --------    --------    --------    --------    -------
Total from investment operations                              0.35        2.36        0.58        3.81      (1.39)
                                                          --------    --------    --------    --------    -------
Less distributions:
Distributions from realized gains                            (0.97)      (0.73)      (0.40)         --      (0.06)
                                                          --------    --------    --------    --------    -------
Total distributions                                          (0.97)      (0.73)      (0.40)         --      (0.06)
                                                          --------    --------    --------    --------    -------
Net asset value, end of period                            $  12.03    $  12.65    $  11.02    $  10.84    $  7.03
                                                          ========    ========    ========    ========    =======
TOTAL RETURN(a)                                               2.81%      21.76%       5.23%      54.20%    (16.64%)
                                                          --------    --------    --------    --------    -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $192,159    $183,676    $149,715    $134,208    $90,948
                                                          --------    --------    --------    --------    -------
Ratios to average net assets:
Net investment loss                                          (0.93%)     (0.85%)     (1.11%)     (1.14%)    (0.92%)
Total expenses(b)                                             1.40%       1.42%       1.41%       1.41%      1.20%
                                                          --------    --------    --------    --------    -------
Portfolio turnover rate                                         41%         31%         50%         57%        47%

                                                                        YEAR ENDED SEPTEMBER 30,
                                                          ---------------------------------------------------
CLASS B                                                     2006       2005     2004(e)      2003     2002(d)
-------                                                   -------    -------    -------    -------    -------
PER SHARE DATA
Net asset value, beginning of period                      $ 10.86    $  9.61    $  9.57    $  6.26    $  7.62
                                                          -------    -------    -------    -------    -------
Income (loss) from investment operations:
Net investment loss(b)                                      (0.18)     (0.16)     (0.19)     (0.15)     (0.16)
Net gain (loss) on securities (realized and unrealized)      0.41       2.14       0.63       3.46      (1.14)
                                                          -------    -------    -------    -------    -------
Total from investment operations                             0.23       1.98       0.44       3.31      (1.30)
                                                          -------    -------    -------    -------    -------
Less distributions:
Distributions from realized gains                           (0.97)     (0.73)     (0.40)        --      (0.06)
                                                          -------    -------    -------    -------    -------
Total distributions                                         (0.97)     (0.73)     (0.40)        --      (0.06)
                                                          -------    -------    -------    -------    -------
Net asset value, end of period                            $ 10.12    $ 10.86    $  9.61    $  9.57    $  6.26
                                                          =======    =======    =======    =======    =======
TOTAL RETURN(a)                                              2.12%     20.95%      4.44%     52.88%    (17.35%)
                                                          -------    -------    -------    -------    -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $22,010    $27,115    $26,578    $26,459    $17,502
                                                          -------    -------    -------    -------    -------
Ratios to average net assets:
Net investment loss                                         (1.68%)    (1.61%)    (1.86%)    (1.89%)    (1.84%)
Total expenses(b)                                            2.15%      2.17%      2.16%      2.16%      2.11%
                                                          -------    -------    -------    -------    -------
Portfolio turnover rate                                        41%        31%        50%        57%        47%


                                       89                See accompanying notes.

                                                                        SECURITY
Financial Highlights                                         MID CAP GROWTH FUND
Selected data for each share of capital stock outstanding throughout each period

                                                                         YEAR ENDED SEPTEMBER 30,
                                                          ------------------------------------------------------
CLASS C                                                     2006       2005     2004(e)      2003     2002(c, d)
-------                                                   -------    -------    -------    -------    ----------
PER SHARE DATA
Net asset value, beginning of period                      $ 11.84    $ 10.43    $ 10.34    $  6.76     $  8.22
                                                          -------    -------    -------    -------     -------
Income (loss) from investment operations:
Net investment loss(b)                                      (0.19)     (0.18)     (0.21)     (0.16)      (0.16)
Net gain (loss) on securities (realized and unrealized)      0.45       2.32       0.70       3.74       (1.24)
                                                          -------    -------    -------    -------     -------
Total from investment operations                             0.26       2.14       0.49       3.58       (1.40)
                                                          -------    -------    -------    -------     -------
Less distributions:
Distributions from realized gains                           (0.97)     (0.73)     (0.40)        --       (0.06)
                                                          -------    -------    -------    -------     -------
Total distributions                                         (0.97)     (0.73)     (0.40)        --       (0.06)
                                                          -------    -------    -------    -------     -------
Net asset value, end of period                            $ 11.13    $ 11.84    $ 10.43    $ 10.34     $  6.76
                                                          =======    =======    =======    =======     =======
TOTAL RETURN(a)                                              2.20%     20.83%      4.59%     52.96%     (17.30%)
                                                          -------    -------    -------    -------     -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                  $15,505    $16,330    $14,759    $11,279     $ 5,883
                                                          -------    -------    -------    -------     -------
Ratios to average net assets:
Net investment loss                                         (1.68%)    (1.60%)    (1.86%)    (1.89%)     (1.85%)
Total expenses(b)                                            2.15%      2.17%      2.16%      2.16%       2.12%
                                                          -------    -------    -------    -------     -------
Portfolio turnover rate                                        41%        31%        50%        57%         47%

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C shares.

(b) Net investment loss was computed using average shares outstanding throughout the period.

(c) The financial highlights for Class C shares exclude the historical financial highlights of Class S shares. Class S shares were exchanged for Class C shares on June 3, 2002.

(d) Effective May 1, 2002 the fee structure for Security Mid Cap Growth Fund changed. Per share information reflects this change.

(e) The financial highlights for the Mid Cap Growth Fund exclude the historical financial highlights of the Technology Series Class A, B and C shares. The assets of the Technology Series were acquired by the Mid Cap Growth Fund on October 3, 2003.


                                       90                See accompanying notes.

Notes to Financial Statements
September 30, 2006

1. SIGNIFICANT ACCOUNTING POLICIES

     Security Large Cap Value, Equity and Mid Cap Growth Funds (the Funds) are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The shares of Security Equity Fund are currently issued in multiple Series, with each Series, in effect, representing a separate fund. The Equity Fund accounts for the assets of each Series separately. Class "A" shares are generally sold with a sales charge at the time of purchase. Class "A" shares are not subject to a sales charge when they are redeemed, except for purchases of $1 million or more. Class "A" shares sold without a front-end sales charge are subject to a contingent deferred sales charge if redeemed within one year of purchase. Class "B" shares are offered without a front-end sales charge but incur additional class-specific expenses. Class B shares are typically subject to a contingent deferred sales charge for six years and automatically convert to Class A shares after eight years. Redemptions of Class "B" shares within five years of acquisition incur a contingent deferred sales charge. Class "C" shares are offered without a front-end sales charge but incur additional class-specific expenses. Redemptions of Class "C" shares within one year of acquisition incur a contingent deferred sales charge. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

     A. SECURITY VALUATION - Valuations of the Funds' or Series' securities are supplied by pricing services approved by the Board of Directors. The Funds' officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing services. Each security owned by the Funds or Series that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Funds or Series will use the price of that exchange that it generally considers to be the principal exchange on which the stock is traded. Securities listed on the Nasdaq Stock Market, Inc. ("Nasdaq") will be valued at the Nasdaq Official Closing Price. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Funds' or Series' investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. If events occur that will affect the value of a Fund's or Series' portfolio securities before the NAV has been calculated (a "significant event"), the security will generally be priced using a fair value procedure. If the Valuation Committee determines a significant event has occurred, it will evaluate the impact of that event on an affected security or securities, to determine whether a fair value adjustment would materially affect the fund's NAV per share. Some of the factors which may be considered by the Board of Directors in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. The Funds or Series generally will value short-term debt securities at prices based on market quotations for such securities or securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.

     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as WEBS(R). In addition, the Board of Directors has authorized the Valuation Committee and Administrator to use prices and other information supplied by IDC's Fair Value Information Service in valuing such securities. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds or Series. Foreign investments may also subject the Series/Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

     B. REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, it is the Funds' or Series' policy that their custodian take possession of the underlying collateral and that the fair value of the collateral exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

     C. FOREIGN CURRENCY TRANSACTIONS - The accounting records of the Funds or Series are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The Funds or Series do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes

Notes to Financial Statements
September 30, 2006

in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

     Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Global Series of the Security Equity Fund may enter into forward foreign exchange contracts in order to manage foreign currency risk from purchase or sale of securities denominated in foreign currency. The Series may also enter into such contracts to manage changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the Statement of Operations. These contracts involve market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The face or contract amount in U.S. dollars reflects the total exposure these funds have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

     E. FUTURES - The Funds or Series may utilize futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The Funds or Series, as applicable, may purchase futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. In the event of redemptions, the Funds or Series, as applicable, may pay departing shareholders from its cash balances and reduce their futures positions accordingly. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Funds or Series are required to deposit and maintain as collateral either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Cash deposits are shown as restricted cash on the Statement of Assets and Liabilities; securities held as collateral are noted in the Schedule of Investments. Subsequent changes in the value of the contract are recorded as unrealized gains or losses. Variation margin is paid or received in cash daily by the Funds or Series. The Funds or Series realize a gain or loss when the contract is closed or expires.

     F. OPTIONS PURCHASED AND WRITTEN - The Funds or Series may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell (and the writer the obligation to sell or purchase), respectively, a security at a specified price, until a certain date. Options may be used to hedge the Funds' or Series' portfolio, to increase returns or to maintain exposure to the equity markets. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the Fund or Series and the price of the option, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

     The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

     G. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Dividend income is accrued as of ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund or Series is informed of the dividend in the exercise of reasonable diligence. Interest income is recognized on the accrual basis including the amortization of premiums and accretion of discounts on debt securities.

     H. EXPENSES - Expenses that are directly related to one of the Funds or Series are charged directly to that Fund or Series. Other operating expenses are allocated to the Funds or Series on the basis of relative net assets. Class specific expenses, such as 12b-1 fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Fund or Series are allocated to each respective class in proportion to the relative net assets of each class.

     I. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

     J. TAXES - The Fund or Series complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

     K. EARNINGS CREDITS - Under the fee schedule with the custodian, the Funds or Series earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits.

     L. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting

Notes to Financial Statements
September 30, 2006

principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     M. SECURITIES SOLD SHORT - Certain Funds or Series may make short sales "against the box," in which the Fund or Series enters into a short sale of a security it owns. At no time will more than 15% of the value of the Funds' or Series' net assets be in deposits on short sales against the box. If a Fund or Series makes a short sale, the Fund or Series does not immediately deliver from its own account the securities sold and does not receive the proceeds from the sale. To complete the sale, the Fund or Series must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund or Series must replace the security borrowed by purchasing it at the market price at the time of replacement or delivering the security from its own portfolio. The Fund or Series is said to have a "short position" in securities sold until it delivers them to the broker, at which time it receives the proceeds of the sale. Certain Funds or Series may make short sales that are not "against the box," which create opportunities to increase the Fund's or Series' return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Such short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund or Series may mitigate such losses by replacing the securities sold short before the market price has increased significantly. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which differ from the market value reflected on the Statement of Assets and Liabilities. The Fund or Series are liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for its short positions, the Fund or Series are required under the Investment Company Act of 1940 to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 1a above. These segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short.

     N. INDEMNIFICATIONS - Under the Funds' or Series' organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds or Series. In addition, in the normal course of business, the Funds or Series enter into contracts that provide general indemnification to other parties. The Funds' or Series' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds or Series that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

     O. RECENT ACCOUNTING PRONOUNCEMENTS - In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FAS 109, Accounting for Income Taxes (FIN 48), to create a single model to address accounting for uncertainty in tax positions. FIN 48 clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 also provides guidance on derecognition, measurement, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Security Equity Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund will adopt FIN 48 as of October 1, 2007, as required. The cumulative effect of adopting FIN 48 will be recorded in retained earnings and other accounts, as applicable. The Funds have not determined the effect, if any, the adoption of FIN 48 will have on the Funds' financial position and results of operations.

     In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosure about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of September 30, 2006, the Funds are currently evaluating the impact of FAS 157.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Management fees are payable to Security Management Company, LLC (SMC or Investment Manager) as follows:

                                  MANAGEMENT
                                 FEES (AS A %
                                OF NET ASSETS)
                                --------------
Security Equity Fund:
   Alpha Opportunity Series*       2.19%(1)
   Equity Series                   0.75%
   Global Series                   1.00%
   Mid Cap Value Series            1.22%(2)
   Select 25 Series                0.75%
   Small Cap Growth Series         1.00%
Security Large Cap Value Fund      0.65%
Security Mid Cap Growth Fund       0.75%

* Alpha Opportunity Series' management fee will range from 1.25% to 2.75% of average daily net assets as discussed below.

(1) SMC receives a management fee from the Alpha Opportunity Series that consists of two components. The first component is an annual base fee equal to 2.00% of Alpha Opportunity Series average daily net assets. The second component is a base fee adjustment that either increases or decreases the base fee, depending on how Alpha Opportunity Series (calculated by reference to its Class A shares) performed relative to the S&P 500 Index over the prior 12-month period (the "Measuring Period"). SMC will receive the base fee of 2.00% without adjustment if the performance of Alpha

Notes to Financial Statements
September 30, 2006

Opportunity Series (calculated by reference to its Class A shares) matches the performance of the S&P 500 Index. The maximum base fee adjustment at each calculation period is 0.75% up or down in the event that Alpha Opportunity Series outperforms or underper-forms the S&P 500 Index by 15% or more. SMC calculates the base fee adjustment each month based upon Alpha Opportunity Series' performance relative to the S&P 500 Index during the Measuring Period ending on the last day of the month. If Alpha Opportunity Series outperforms the S&P 500 Index over the Measuring Period, the base fee is adjusted upward. The upward adjustment is equal to the amount by which Alpha Opportunity Series' performance exceeds that of the S&P 500 Index divided by 15 and multiplied by the average daily net assets of Alpha Opportunity Series during the Measuring Period to determine the base fee adjustment for the month. If Alpha Opportunity Series underperforms the Index, the base fee is adjusted downward on the same basis. SMC will determine the dollar amount of any performance adjustment each month by multiplying the adjustment percentage by the average daily net assets of the Alpha Opportunity Series during the Measuring Period and dividing that number by the number of days in the Measuring Period and then multiplying that amount by the number of days in the current month.

(2) Management fees are payable at an annual rate of 1.00% of the average daily net assets of $200 million or less, and 0.75% of the average daily net assets of the Mid Cap Value Series in excess of $200 million.

     SMC also acts as the administrative agent and transfer agent for the Funds, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for each Fund or Series. For these services, the Investment Manager receives the following:

                                            ADMINISTRATIVE FEES
                                           (AS A % OF NET ASSETS)
                                    -----------------------------------
Security Equity Fund:
   Alpha Opportunity Series                        0.15%
   Equity Series                                   0.095%
   Global Series                    0.05% + greater of 0.10% or $60,000
   Mid Cap Value Series                            0.095%
   Select 25 Series                                0.095%
   Small Cap Growth Series                         0.095%
Security Large Cap Value Fund                      0.095%
Security Mid Cap Growth Fund                       0.095%
Minimum charge per Series or Fund                 $25,000
Certain out-of-pocket charges                      Varies

     SMC is paid the following for providing transfer agent services to the
Funds:

Annual per account charge                    $5.00 - $8.00
Transaction fee                              $0.60 - $1.10
Annual minimum charge (per Series or Fund)      $25,000
Certain out-of-pocket charges                    Varies

     SMC has agreed to limit the total expenses for each class of the Select 25 Series to 1.75% of average net assets, Mid Cap Value Series and Small Cap Growth Series to 2.00% of average net assets exclusive of interest, taxes, extraordinary expenses, brokerage fees and commissions and 12b-1 fees for the aforementioned Series. SMC has agreed to limit the total other expenses of Alpha Opportunity Series to 0.50% The expense limits are voluntary limits that may be terminated at any time without notice to shareholders.

     The Funds have adopted Distribution Plans related to the offering of Class A, Class B and Class C shares pursuant to Rules 12b-1 under the Investment Company Act of 1940. The plans provide for payments at an annual rate of 1.00% of the average daily net assets of each Fund's or Series' Class B and Class C shares, and 0.25% of the average daily net assets of each Fund's or Series' Class A shares. Effective August 25, 2005, Global Series ceased charging 12b-1 fees on Class B shares in accordance with the NASD sales cap regulations. This fee may be reinstated at any time.

     Security Distributors, Inc. (SDI), a wholly-owned subsidiary of Security Benefit Corporation and the distributor of the Funds or Series, received net underwriting commissions on sales of shares after allowances to brokers and dealers as follows:

                                   SDI
                              UNDERWRITING
                               COMMISSIONS
                              ------------
Security Equity Fund:
   Alpha Opportunity Series     $  7,146
   Global Series                  70,977
   Mid Cap Value Series          290,815
   Select 25 Series                  225
   Small Cap Growth Series         7,579

     Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company, a subsidiary of Security Benefit Corporation and its affiliates, which include SMC and SDI.

     At September 30, 2006, Security Benefit Corporation and its subsidiaries owned over five percent of the outstanding shares of the Funds or Series, as follows:

FUND OR SERIES                  PERCENT OF OUTSTANDING SHARES OWNED
--------------                  -----------------------------------
Security Equity Fund:
   Alpha Opportunity Series                    38.81%
   Equity Series                               14.03%
   Global Series                                9.71%
   Select 25 Series                            17.36%
Security Large Cap Value Fund                  21.45%
Security Mid Cap Growth Fund                    5.72%

Notes to Financial Statements
September 30, 2006

3. UNREALIZED APPRECIATION/DEPRECIATION

     For federal income tax purposes, the amounts of unrealized appreciation (depreciation) on investments at September 30, 2006, were as follows:

                                    GROSS           GROSS       NET UNREALIZED
                                 UNREALIZED      UNREALIZED      APPRECIATION
                                APPRECIATION   (DEPRECIATION)   (DEPRECIATION)
                                ------------   --------------   --------------
Security Equity Fund:
   Alpha Opportunity Series     $    209,022    $   (710,634)    $   (501,612)
   Equity Series                  88,480,916     (14,685,903)      73,795,013
   Global Series                  38,609,896      (2,546,910)      36,062,986
   Mid Cap Value Series          178,778,719     (21,215,871)     157,562,848
   Select 25 Series                9,074,717      (1,096,868)       7,977,849
   Small Cap Growth Series         6,325,487      (1,031,791)       5,293,696
Security Large Cap Value Fund     10,619,785        (894,145)       9,725,640
Security Mid Cap Growth Fund      49,316,929     (17,353,671)      31,963,258

4. INVESTMENT TRANSACTIONS

     Investment transactions for the year ended September 30, 2006, (excluding overnight investments and short-term commercial paper) were as follows:

                                                 PROCEEDS
                                  PURCHASES     FROM SALES
                                ------------   ------------
Security Equity Fund:
   Alpha Opportunity Series     $202,652,430   $202,320,665
   Equity Series                 136,632,170    183,847,555
   Global Series                  43,750,348     74,920,747
   Mid Cap Value Series          426,955,246    227,339,139
   Select 25 Series               44,744,396     13,323,567
   Small Cap Growth Series        71,481,282     54,741,561
Security Large Cap Value Fund     50,676,676     35,578,198
Security Mid Cap Growth Fund      93,369,307    105,884,000

5. OPEN FUTURES CONTRACTS

     Open futures contracts for Alpha Opportunity Series as of September 30, 2006, were as follows:

                                ALPHA OPPORTUNITY SERIES
                                  S&P 500 Index Futures
                                ------------------------
POSITION                                  Long
NUMBER OF CONTRACTS                        38
EXPIRATION DATE                        12-15-2006
CONTRACT AMOUNT                        $12,597,697
MARKET VALUE                           $12,781,300
UNREALIZED GAIN                         $183,603

6. OPTIONS WRITTEN

     The following options written were outstanding for Equity Series at September 30, 2006:

EQUITY SERIES CALL OPTIONS WRITTEN OUTSTANDING

                                     EXPIRATION   EXERCISE   NUMBER OF    MARKET
COMMON STOCK                            DATE        PRICE    CONTRACTS     VALUE
------------                         ----------   --------   ---------   --------
First Marblehead Corporation          10-20-06     $60.00        344     $319,920
Transocean, Inc.                      11-17-06      80.00        362       63,350
Tyson Foods, Inc.                     11-17-06      15.00      1,262      151,440
                                                               -----     --------
Total call options outstanding
   (premiums received, $320,689)                               1,968     $534,710
                                                               =====     ========

EQUITY SERIES PUT OPTIONS WRITTEN OUTSTANDING

                                     EXPIRATION   EXERCISE   NUMBER OF    MARKET
COMMON STOCK                            DATE        PRICE    CONTRACTS     VALUE
------------                         ----------   --------   ---------   --------
McDermott International, Inc.         10-20-06     $40.00       980       $93,100
                                                                ---       -------
Total put options outstanding
   (premiums received, $142,320)                                980       $93,100
                                                                ===       =======

     Transactions in options written for Equity Series for the year ended September 30, 2006, were as follows:

EQUITY SERIES CALL OPTIONS WRITTEN

                                     NUMBER OF    PREMIUM
                                     CONTRACTS     AMOUNT
                                     ---------   ---------
Balance at September 30, 2005          1,194     $ 240,933
Opened                                 4,801       624,277
Expired                               (3,448)     (528,309)
Exercised                               (579)      (16,212)
                                      ------     ---------
Balance at September 30, 2006          1,968     $ 320,689
                                      ======     =========

EQUITY SERIES PUT OPTIONS WRITTEN

                                     NUMBER OF     PREMIUM
                                     CONTRACTS     AMOUNT
                                     ---------   ----------
Balance at September 30, 2005             --     $       --
Opened                                 8,885      1,111,406
Expired                               (4,949)      (581,529)
Exercised                             (2,806)      (342,858)
Bought Back                             (150)       (44,699)
                                      ------     ----------
Balance at September 30, 2006            980     $  142,320
                                      ======     ==========

     The following options written were outstanding for Mid Cap Value Series at September 30, 2006:

MID CAP VALUE SERIES CALL OPTIONS WRITTEN OUTSTANDING

                                     EXPIRATION   EXERCISE   NUMBER OF     MARKET
COMMON STOCK                            DATE        PRICE    CONTRACTS      VALUE
------------                         ----------   --------   ---------   ----------
First Marblehead
Corporation                           12-15-06     $60.00        785     $  879,200
Granite Construction, Inc.            12-15-06      55.00        849        331,110
Great Plains Energy, Inc.             10-20-06      30.00      1,420        163,300
Tyson Foods, Inc.                     11-17-06      15.00      2,800        336,000
W.R. Berkley Corporation              10-20-06      35.00        400         46,000
                                                               -----     ----------
Total call options outstanding
   (premiums received, $1,118,958)                             6,254     $1,755,610
                                                               =====     ==========

Notes to Financial Statements
September 30, 2006

MID CAP VALUE SERIES PUT OPTIONS WRITTEN OUTSTANDING

                                     EXPIRATION   EXERCISE   NUMBER OF    MARKET
COMMON STOCK                            DATE        PRICE    CONTRACTS     VALUE
------------                         ----------   --------   ---------   --------
Arch Coal, Inc.                       10-20-06     $30.00      1,200     $246,000
                                                               -----     --------
Total put options outstanding
   (premiums received, $129,596)                               1,200     $246,000
                                                               =====     ========

     Transactions in options written for Mid Cap Value Series for the year ended September 30, 2006, were as follows:

MID CAP VALUE SERIES CALL OPTIONS WRITTEN

                                     NUMBER OF     PREMIUM
                                     CONTRACTS      AMOUNT
                                     ---------   -----------
Balance at September 30, 2005           6,504    $ 1,134,237
Opened                                 24,805      5,211,855
Bought Back                            (1,630)      (737,618)
Expired                               (11,402)    (1,826,862)
Exercised                             (12,023)    (2,662,654)
                                      -------    -----------
Balance at September 30, 2006           6,254    $ 1,118,958
                                      =======    ===========

MID CAP VALUE SERIES PUT OPTIONS WRITTEN

                                     NUMBER OF     PREMIUM
                                     CONTRACTS      AMOUNT
                                     ---------   -----------
Balance at September 30, 2005           4,066    $   523,507
Opened                                 14,914      1,995,007
Expired                               (12,190)    (1,811,046)
Exercised                              (5,590)      (577,872)
                                      -------    -----------
Balance at September 30, 2006           1,200    $   129,596
                                      =======    ===========

     The following options written were outstanding for Select 25 Series at September 30, 2006:

SELECT 25 SERIES CALL OPTIONS WRITTEN OUTSTANDING

                                     EXPIRATION   EXERCISE   NUMBER OF    MARKET
COMMON STOCK                            DATE        PRICE    CONTRACTS     VALUE
------------                         ----------   --------   ---------   --------
BJ Services Company                   10-20-06     $37.50       162       $   810
First Marblehead Corporation          10-20-06      60.00        75        69,750
                                                                ---       -------
Total call options outstanding
   (premiums received, $41,934)                                 237       $70,560
                                                                ===       =======

     Transactions in options written for Select 25 Series for the year ended September 30, 2006, were as follows:

SELECT 25 SERIES CALL OPTIONS WRITTEN

                                     NUMBER OF    PREMIUM
                                     CONTRACTS    AMOUNT
                                     ---------   --------
Balance at September 30, 2005            --      $     --
Opened                                  673        87,226
Expired                                (361)      (43,192)
Exercised                               (75)       (2,100)
                                       ----      --------
Balance at September 30, 2006           237      $ 41,934
                                       ====      ========

SELECT 25 SERIES PUT OPTIONS WRITTEN

                                     NUMBER OF    PREMIUM
                                     CONTRACTS    AMOUNT
                                     ---------   --------
Balance at September 30, 2005            --      $     --
Opened                                  174        22,400
Expired                                 (90)      (13,748)
Exercised                               (84)       (8,652)
                                        ---      --------
Balance at September 30, 2006            --      $     --
                                        ===      ========

     The following options written were outstanding for Security Large Cap Value Fund at September 30, 2006:

SECURITY LARGE CAP VALUE FUND
CALL OPTIONS WRITTEN OUTSTANDING

                                     EXPIRATION   EXERCISE   NUMBER OF    MARKET
COMMON STOCK                            DATE        PRICE    CONTRACTS    VALUE
------------                         ----------   --------   ---------   -------
Archer-Daniels-Midland Company        10-20-06     $40.00       204      $ 9,180
First Marblehead Corporation          10-20-06      60.00        13       12,090
Transocean, Inc.                      11-17-06      80.00        55        9,625
Tyson Foods, Inc.                     11-17-06      15.00       246       29,520
                                                                ---      -------
Total call options outstanding
   (premiums received, $67,840)                                 518      $60,415
                                                                ===      =======

     Transactions in options written for Security Large Cap Value Fund for the year ended September 30, 2006, were as follows:

LARGE CAP VALUE FUND CALL OPTIONS WRITTEN

                                     NUMBER OF    PREMIUM
                                     CONTRACTS    AMOUNT
                                     ---------   --------
Balance at September 30, 2005            264     $ 23,375
Opened                                 1,206      137,738
Expired                                 (609)     (58,821)
Exercised                               (343)     (34,452)
                                       -----     --------
Balance at September 30, 2006            518     $ 67,840
                                       =====     ========

LARGE CAP VALUE FUND PUT OPTIONS WRITTEN

                                     NUMBER OF   PREMIUM
                                     CONTRACTS    AMOUNT
                                     ---------   --------
Balance at September 30, 2005            --      $     --
Opened                                  461        93,490
Bought Back                             (23)       (6,854)
Exercised                               (97)      (21,917)
Expired                                (341)      (64,719)
                                       ----      --------
Balance at September 30, 2006            --      $     --
                                       ====      ========

Notes to Financial Statements
September 30, 2006

     The following options written were outstanding for Security Mid Cap Growth Fund at September 30, 2006:

SECURITY MID CAP GROWTH FUND
CALL OPTIONS WRITTEN OUTSTANDING

                                     EXPIRATION   EXERCISE   NUMBER OF    MARKET
COMMON STOCK                            DATE        PRICE    CONTRACTS     VALUE
------------                         ----------   --------   ---------   --------
First Marblehead Corporation          12-15-06      60.00        220     $246,400
JB Hunt Transport Services, Inc.      10-20-06      20.00        720       72,000
Northern Trust Corporation            01-19-07      55.00        290      139,200
Roper Industries, Inc.                10-20-06      45.00         83        4,980
                                                               -----     --------
Total call options outstanding
   (premiums received, $258,244)                               1,313     $462,580
                                                               =====     ========

     Transactions in options written for Security Mid Cap Growth Fund for the year ended September 30, 2006, were as follows:

SECURITY MID CAP GROWTH FUND CALL OPTIONS WRITTEN

                                     NUMBER OF    PREMIUM
                                     CONTRACTS     AMOUNT
                                     ---------   ---------
Balance at September 30, 2005          1,555     $ 412,720
Opened                                 6,009       996,827
Expired                               (4,822)     (689,786)
Exercised                             (1,429)     (461,517)
                                      ------     ---------
Balance at September 30, 2006          1,313     $ 258,244
                                      ======     =========

SECURITY MID CAP GROWTH FUND PUT OPTIONS WRITTEN

                                     NUMBER OF    PREMIUM
                                     CONTRACTS     AMOUNT
                                     ---------   ---------
Balance at September 30, 2005          1,227     $  81,323
Opened                                 2,062       407,193
Expired                               (2,867)     (459,783)
Exercised                               (422)      (28,733)
                                      ------     ---------
Balance at September 30, 2006             --     $      --
                                      ======     =========

Notes to Financial Statements
September 30, 2006

7. RESTRICTED SECURITIES

     As of September 30, 2006, the following Funds or Series contained restricted securities. Market value, cost, percentage of total net assets and acquisition dates are as follows:

                                                       MARKET VALUE
                                MARKET                     % OF       ACQUISITION
                                 VALUE       COST       NET ASSETS        DATE
                               --------   ----------   ------------   -----------
Security Equity Fund:
   Global Series               $148,538   $  116,996       0.1%         3-25-04
   Mid Cap Value Series         633,610    2,094,000       0.1%         7-14-05
Security Mid Cap Growth Fund    270,510      894,000       0.1%         7-14-05

8. FAIR VALUED SECURITIES

     As of September 30, 2006, the following Funds or Series contained securities that were fair valued by the Board of Directors. Market value, cost and percentage of total net assets are as follows:

                                                          MARKET VALUE
                                  MARKET                      % OF
                                   VALUE        COST       NET ASSETS
                                ----------   ----------   ------------
Security Equity Fund:
   Mid Cap Value Series         $2,627,962   $3,208,337       0.3%
Security Large Cap Value Fund           --      125,000       0.0%
Security Mid Cap Growth Fund       947,418    1,551,832       0.4%

9. ILLIQUID SECURITIES

     As of September 30, 2006, the following Funds or Series contained securities that were considered illiquid. Market value, cost and percentage of total net assets are as follows:

                                                            MARKET VALUE
                                   MARKET                      % OF
                                   VALUE          COST      NET ASSETS
                                -----------   -----------   ------------
Security Equity Fund:
   Mid Cap Value Series         $45,971,392   $49,677,305       5.4%
Security Large Cap Value Fund            --       125,000       0.0%
Security Mid Cap Growth Fund      1,539,119     2,062,228       0.7%

10. FEDERAL TAX MATTERS

     The tax character of distributions paid during the fiscal years ended September 30, 2006 and 2005, was the same as that reported in the Statement of Changes in Net Assets, except as follows:

                               ORDINARY     CAPITAL
                                INCOME       GAIN        TOTAL
                              ----------   --------   ----------
2006
Security Equity Fund:
   Alpha Opportunity Series   $1,674,911   $303,639   $1,978,550
2005
Security Equity Fund:
   Alpha Opportunity Series   $1,099,071   $186,310   $1,285,381

Note: For federal income tax purposes, short term capital gain distributions are treated as ordinary income distributions.

Notes to Financial Statements
September 30, 2006

As of September 30, 2006 the components of distributable earnings on a tax basis were:

                                UNDISTRIBUTED   UNDISTRIBUTED    ACCUMULATED       UNREALIZED             TOTAL
                                   ORDINARY       LONG-TERM      CAPITAL AND      APPRECIATION         ACCUMULATED
                                    INCOME           GAIN       OTHER LOSSES*   (DEPRECIATION)**   EARNINGS/(DEFICIT)
                                -------------   -------------   -------------   ----------------   ------------------
Security Equity Fund:
   Alpha Opportunity Series      $ 1,969,025     $   368,755    $         --      $   (595,621)       $  1,742,159
   Equity Series                   5,800,679      27,173,244              --        73,630,213         106,604,136
   Global Series                      68,515      22,807,551      (5,914,060)       36,061,930          53,023,936
   Mid Cap Value Series           11,335,111      34,143,040              --       156,809,792         202,287,943
   Select 25 Series                       --              --     (17,302,526)        7,949,223          (9,353,303)
   Small Cap Growth Series                --              --      (2,060,375)        5,293,696           3,233,321
Security Large Cap Value Fund         21,221              --      (5,372,764)        9,733,065           4,381,522
Security Mid Cap Growth Fund       1,579,334      22,297,681      (2,285,084)       31,758,922          53,350,853

* Certain Funds had net capital loss carryovers and deferred post October losses as identified elsewhere in the Notes.

** The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of wash sale losses, the differences between book and tax basis passive foreign investment companies and bond discount accretion.

     As of September 30, 2006, the accumulated net realized loss on sales of investments for federal income tax purposes which are available to offset future taxable gains and post-October losses that are deferred to the first day of the next fiscal year are as follows:

                                CAPITAL LOSS                                DEFERRED
                                 CARRYOVERS                                   POST-
                                  UTILIZED     CAPITAL LOSS                  OCTOBER
                                   IN 2006      CARRYOVERS    EXPIRES IN     LOSSES
                                ------------   ------------   ----------   ----------
Security Equity Fund:
   Global Series                 $       --     $   651,525      2009      $4,353,895
                                    442,978         908,640      2010
                                     96,592              --      2011
                                  2,397,360              --      2012
                                 ----------     -----------
                                 $2,936,930     $ 1,560,165
                                 ==========     ===========
   Select 25 Series*             $  263,458     $ 1,867,435      2008      $       --
                                         --       3,495,954      2009
                                         --       6,080,559      2010
                                         --       5,819,939      2011
                                         --          38,639      2012
                                 ----------     -----------
                                 $  263,458     $17,302,526                $       --
                                 ==========     ===========
   Small Cap Growth Series       $1,865,093     $ 2,060,375      2010      $       --
                                 ==========     ===========
Security Large Cap Value Fund    $2,409,607     $ 5,372,764      2011      $       --
                                 ==========     ===========
Security Mid Cap Growth Fund     $  567,035     $ 1,701,105      2009      $       --
                                         --         567,035      2010
                                         --          16,944      2011
                                 ----------     -----------
                                 $  567,035     $ 2,285,084                $       --
                                 ==========     ===========

* The Security Equity Fund - Select 25 Series obtained approximately $1,236,753, $3,140,789 and $1,728,838 of capital losses (included above)
     from its merger with Security Equity Fund - Social Awareness Series, Enhanced Index Series and Large Cap Growth Series, respectively, on June 16, 2006 (see Note 12), which may be applied against realized net taxable capital gains in future years or until September 30, 2012, subject to certain limitations imposed by Section 382 of the Internal Revenue Code.

Notes to Financial Statements
September 30, 2006

     Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to post-October losses, losses deferred due to wash sales, foreign currency gains and losses, and the "mark-to-market" of certain passive foreign investment companies (PFICs) for tax purposes. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise.

     On the Statement of Assets and Liabilities the following adjustments were made for permanent tax differences:

                                ACCUMULATED    UNDISTRIBUTED
                               NET REALIZED   NET INVESTMENT    PAID-IN-
                                GAIN/(LOSS)       INCOME        CAPITAL
                               ------------   --------------   ---------
Security Equity Fund:
   Alpha Opportunity Series    $  (254,410)    $   212,342     $  42,068
   Equity Series                  (666,284)        666,284            --
   Global Series                 3,952,016      (3,952,016)           --
   Mid Cap Value Series         (1,056,502)      1,056,502            --
   Select 25 Series                     --         376,395      (376,395)
   Small Cap Growth Series              --         722,692      (722,692)
Security Mid Cap Growth Fund    (2,484,452)      2,484,452            --

11. AFFILIATED TRANSACTIONS*

     Investments representing 5% or more of the outstanding voting securities of a portfolio company of a fund result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act. The aggregate market value of all securities of affiliated companies held in the Mid Cap Value Series of the Security Equity Fund as of September 30, 2006 amounted to $34,703,340 which represents 4.05% of net assets. There were no affiliated companies held in any other Fund or Series. Transactions in the Mid Cap Value Series during the year ended September 30, 2006 in which the portfolio company is an "affiliated person" are as follows:

                                                           NORTH
                                                           POINTE                    THERMOENERGY   THERMOENERGY
                           HYDROGEN          MERIX        HOLDINGS                    CORPORATION    CORPORATION
                       CORPORATION, LLC   CORPORATION   CORPORATION   OPTEUM, INC.       PIPES        WARRANTS
                       ----------------   -----------   -----------   ------------   ------------   ------------
SEPTEMBER 30, 2005
Balance
   Shares                    547,442          828,600       259,300             --     1,745,000      1,745,000
   Cost                   $2,443,018      $ 8,322,465    $3,111,600                   $1,646,500     $  447,500
Gross Additions
   Shares                    185,408          647,400       210,700      1,474,400            --             --
   Cost                   $1,093,264      $ 7,265,569    $2,749,635    $16,310,457    $       --     $       --
Gross Reductions
   Shares                         --               --            --             --            --             --
   Cost                   $       --      $        --    $       --    $        --    $       --     $       --
SEPTEMBER 30, 2006
Balance
   Shares                    732,850        1,476,000       470,000      1,474,400     1,745,000      1,745,000
   Cost                   $3,536,282      $15,588,034    $5,861,235    $16,310,457    $1,646,500     $  447,500
Realized Gain/(Loss)      $   29,316               --            --             --            --             --
Investment Income                 --               --            --    $   590,220            --             --

* As a result of the Security Mid Cap Values Series' beneficial ownership of the common stock of these portfolio companies, applicable regulations require that the Series state that it may be deemed an affiliate of the respective portfolio company. The Series disclaims that the "affiliated persons" are affiliates of the Distributor, Advisor, Series or any other client of the Advisor.

12. ACQUISITION OF THE ENHANCED INDEX SERIES, LARGE CAP GROWTH SERIES AND SOCIAL AWARENESS SERIES OF SECURITY EQUITY FUND

     Pursuant to a plan of reorganization approved by the shareholders of the Enhanced Index Series, Large Cap Growth Series and Social Awareness Series of Security Equity Fund, Select 25 Series of Security Equity Fund acquired all of the net assets of Enhanced Index Series, Large Cap Growth Series and Social Awareness Series on June 16, 2006 which totaled $10,521,264, $9,349,430 and $15,026,332, respectively. A total of 1,113,825 shares of Enhanced Index Series, 1,516,468 shares of Large Cap Growth Series and 734,975 shares of Social Awareness Series were exchanged for 1,136,596 shares, 995,315 shares and 1,592,592 shares, respectively of Select 25 Series immediately after the closing date. This exchange qualified as a tax-free reorganization under Section 368(a)(1)(c) of the Internal Revenue Code. Enhanced Index Series' net assets included $134,643 of unrealized appreciation and $3,166,376 of accumulated realized loss on investments. Large Cap Growth Series' net assets included $950,756 of unrealized appreciation and $1,763,332 of accumulated realized loss on investments. Social Awareness Series' net assets included $1,208,145 of unrealized appreciation and $2,034,274 of accumulated realized loss. The aggregate net assets of Select 25 Series immediately before the acquisition totaled $28,909,382 and following the acquisition, the combined net assets of Select 25 Series totaled $63,806,408.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
SECURITY EQUITY FUND, SECURITY LARGE CAP VALUE FUND AND SECURITY MID CAP GROWTH FUND

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Security Equity Fund (comprised of Alpha Opportunity, Equity, Global, Mid Cap Value, Select 25 and Small Cap Growth), Security Large Cap Value Fund and Security Mid Cap Growth Fund (the Funds) as of September 30, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective entities/series constituting the Funds at September 30, 2006, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

ERNST & YOUNG LLP

Kansas City, Missouri
November 20, 2006

Special Shareholders' Meeting
(unaudited)

     A special meeting of the shareholders of Enhanced Index Series, Large Cap Growth Series and the Social Awareness Series of Security Equity Fund was held on June 1, 2006. Each matter voted upon at the meeting, as well as the number of votes cast for, against or withheld, and the number of abstentions with respect to such matters are set forth below:

          (1) The approval of a plan of reorganization providing for the acquisition of all of the assets and liabilities of Security Equity Fund, Enhanced Index Series by Security Equity Fund, Select 25 Series solely in exchange for shares of the Select 25 Series, followed by the complete liquidation of the Enhanced Index Series. The following votes were cast regarding this matter:

                             VOTES FOR   VOTES AGAINST/ABSTENTIONS
                             ---------   -------------------------
Security Equity Fund,
   Enhanced Index Series      653,873             287,461

          (2) The approval of a plan of reorganization providing for the acquisition of all of the assets and liabilities of Security Equity, Large Cap Growth Series by Security Equity Fund, Select 25 Series solely in exchange for shares of the Security Equity Fund, Select 25 Series shares followed by the complete liquidation of the Large Cap Growth Series. The following votes were cast regarding this matter:

                             VOTES FOR   VOTES AGAINST/ABSTENTIONS
                             ---------   -------------------------
Security Equity Fund,
   Large Cap Growth Series    931,051             417,632

          (2) The approval of a plan of reorganization providing for the acquisition of all of the assets and liabilities of Security Equity Fund, Social Awareness Series by Security Equity Fund, Select 25 Series solely in exchange for shares of the Security Equity Fund, Select 25 Series, followed by the complete liquidation of the Social Awareness Series. The following votes were cast regarding this matter:

                             VOTES FOR   VOTES AGAINST/ABSTENTIONS
                             ---------   -------------------------
Security Equity Fund,
   Social Awareness Series    307,135             142,368

Directors and Officers (unaudited)
The business address of each director and officer is One Security Benefit Place, Topeka, KS 66636-0001.

DIRECTORS

NAME
(DATE OF BIRTH)
YEAR ELECTED***                            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------                            -------------------------------------------
Donald A. Chubb, Jr.**    Business broker, Griffith & Blair Realtors
(12-14-46)                Director - Jayhawk Area Boy Scouts Council
1994

Harry W. Craig, Jr.**     Chairman, CEO, Secretary & Director, The Martin Tractor Company, Inc.;
(05-11-39)                Director - Stormont-Vail Corporation
2004                      Director - Concerned Citizens for Topeka
                          Director - Oscar S. Stauffer Executive in Residence

Jerry B. Farley**         President, Washburn University
(09-20-46)                President, J&J Bonanza
2005

Penny A. Lumpkin**        Partner, Vivians' Gift Shop (Corporate Retail)
(08-20-39)                Vice President, Palmer Companies, Inc.
1993                      (Small Business and Shopping Center Development)
                          Vice President, PLB (Real Estate Equipment Leasing)
                          Vice President, Town Crier (Retail)
                          Prior to 1999:
                          Vice President & Treasurer, Palmer News, Inc.
                          Vice President, M/S News, Inc.
                          Secretary, Kansas City Periodicals
                          Prior to 2002:
                          Vice President, Bellaire Shopping Center (Managing and Leasing)
                          Partner, Goodwin Enterprises (Retail)

Maynard F. Oliverius**    President & Chief Executive Officer, Stormont-Vail HealthCare
(12-18-43)                DIrector - VHA Mid-America
1998                      Director - Go Topeka

Michael G. Odlum*         President & Managing Member Representative, Security Management Company, LLC
(01-12-52)                Senior Vice President and Chief Investment Officer, Security Corporation and
2006 (Acting Chairman     Security Benefit Life Insurance Company
of the Board)             Director, Security Distributors, Inc.
2004 (President)          Director, Vice President and Chief Investment Officer, First Security
2004 (Director)           Benefit Life Insurance and Annuity Company of New York

* This director is deemed to be an "interested person" of the Funds under the Investment Company Act of 1940, as amended, by reason of his position with the Funds' Investment Manager and/or the parent of the Investment Manager.

** These directors serve on the Fund's joint audit committee, the purpose of which is to meet with the independent auditors, to review the work of the auditors, and to oversee the handling by Security Management Company, LLC of the accounting function for the Funds.

*** Each director oversees 28 Security Fund portfolios and serves until the next annual meeting, or until a successor has been duly elected and qualified.

OFFICERS

NAME
(DATE OF BIRTH)
YEAR ELECTED***                            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------                            -------------------------------------------
Steven M. Bowser          Vice President & Senior Portfolio Manager, Security Management Company, LLC;
(02-11-60)                Vice President & Senior Portfolio Manager, Security Benefit Life Insurance
Vice President - 2003     Company

Christina Fletcher        Vice President & Portfolio Manager, Security Management Company, LLC
(07-25-72)                Credit Analyst/Portfolio Manager, Horizon Cash Management
Vice President - 2005     Senior Money Market Trader, Scudder Investments

Brenda M. Harwood         Vice President & Chief Compliance Officer, Security Management Company, LLC;
(11-03-63)                Assistant Vice President, Security Benefit Life Insurance Company
Chief Compliance          Vice President, Assistant Treasurer & Director, Security Distributors, Inc.
Officer - 2004
Treasurer - 1988

Richard J. King           Vice President & Head of Fixed Income Asset Management, Security Management
(03-59)                   Company, LLC;
Vice President - 2005     Vice President & Head of Fixed Income Asset Management, Security Benefit
                          Life Insurance Company
                          Partner, Head of Portfolio Management, INVESCO

Mark Lamb                 Vice President, Security Management Company, LLC,
(02-03-60)                Vice President, Security Benefit Life Insurance Company
Vice President - 2003

Amy J. Lee                Secretary, Security Management Company, LLC & Security Distributors, Inc.;
(06-05-61)                Secretary & Chief Compliance Officer, Security Distributors, Inc.
Secretary - 1987          Vice President, Associate General Counsel & Assistant Secretary, Security
                          Benefit Life Insurance Company
                          Director, Brecek & Young Advisors, Inc.

Mark Mitchell             Vice President & Portfolio Manager, Security Management Company, LLC
(08-24-64)                Vice President & Portfolio Manager, Security Benefit Life Insurance Company
Vice President - 2003

Christopher Phalen        Vice President & Portfolio Manager, Security Management Company, LLC;
(11-9-70)                 Assistant Vice President & Portfolio Manager, Security Benefit Life
Vice President - 2002     Insurance Company

James P. Schier           Vice President & Senior Portfolio Manager, Security Management Company, LLC;
(12-28-57)                Vice President & Senior Portfolio Manager, Security Benefit Life Insurance
Vice President - 1998     Company

Cindy L. Shields          Vice President & Head of Equity Asset Management, Security Management
(06-05-67)                Company, LLC,
Vice President - 1988     Vice President & Head of Equity Asset Management, Security Benefit Life
                          Insurance Company

Christopher D. Swickard   Assistant Secretary, Security Management Company, LLC;
(10-09-65)                Second Vice President & Assistant General Counsel, Security Benefit Life
Assistant Secretary -     Insurance Company
1996                      Assistant Secretary, Security Distributors, inc.

David G. Toussaint        Vice President & Portfolio Manager, Security Management Company, LLC;
(10-10-66)                Assistant Vice President & Portfolio Manager, Security Benefit Life
Vice President - 2001     Insurance Company

Eric Welt                 Vice President, Director of Portfolio Risk Analysis & Consultant Relations,
(10-31-67)                Portfolio Risk Manager, Security Management Company, LLC;
Vice President - 2006     Associate Director - Senior Due Diligence Analyst, Bear Stearns & Company

* Officers serve until the next annual meeting or until a successor has been duly elected and qualified.

TAX INFORMATION (unaudited)

In accordance with the provisions of the Internal Revenue Code, the percentage of ordinary dividends (including short-term capital gains) attributable to the fiscal year ended September 30, 2006, which qualify for the dividends received deduction for corporate shareholders is 3% for the Alpha Opportunity Series and 100% for the Equity Series and the Security Large Cap Value Fund.

For the fiscal year ended September 30, 2006, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the fiscal year ended September 30, 2006, taxed at the maximum rate of 15% is 4% for the Alpha Opportunity Series and 100% for the Equity Series and the Security Large Cap Value Fund.

For federal income tax purposes, the Funds designate capital gain dividends for the fiscal year ended September 30, 2006 as follows:

Security Equity Fund:
   Alpha Opportunity Series    $   310,649
   Equity Series                12,570,669
   Mid Cap Value Series         33,921,702
Security Mid Cap Growth Fund    16,831,385

Additional information for foreign shareholders only:

For the year ended September 30, 2006, 12% of the ordinary distributions paid by Alpha Opportunity Series and 3% of the ordinary distributions paid by the Equity Series qualify as interest related dividends under the Internal Revenue Code
Section 871(k)(1)(C).

For the year ended September 30, 2006, 100% of the ordinary distributions paid by the Alpha Opportunity Series and 2% of the ordinary distributions paid by the Equity Series qualify as short term capital gain dividends under the Internal Revenue Code Section 871(k)(2)(C).

OTHER INFORMATION

Each of the Security Funds files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q of each such Fund are available on the Commission's website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The portfolio holdings of each of the Security Funds are available on their website, www.securitybenefit.com or by calling 1-800-888-2461.

A description of the policies and procedures that the Security Funds use to determine how to vote proxies relating to portfolio securities is available upon request, free of charge by calling 1-800-888-2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov. Information regarding how the Security Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2006 is available upon request, free of charge by calling 1-800-888-2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov.

The statement of additional information ("SAI") includes additional information about the Funds' Directors and is available upon request without charge by calling 1-800-888-2461.

THE SECURITY GROUP OF MUTUAL FUNDS

Security Equity Fund

     -    Alpha Opportunity Series

     -    Equity Series

     -    Global Series

     -    Mid Cap Value Series

     -    Select 25 Series

     -    Small Cap Growth Series

Security Large Cap Value Fund
Security Mid Cap Growth Fund
Security Income Fund

     -    Capital Preservation Series

     -    Diversified Income Series

     -    High Yield Series

     -    Income Opportunity Series

Security Cash Fund

                      SECURITY FUNDS OFFICERS AND DIRECTORS

DIRECTORS
Donald A. Chubb, Jr.
Harry W. Craig, Jr.
Jerry B. Farley
Penny A. Lumpkin
Michael G. Odlum
Maynard F. Oliverius

OFFICERS
Michael G. Odlum, President
Steve M. Bowser, Vice President
Christina Fletcher, Vice President
Richard J. King, Vice President
Mark Lamb, Vice President
Mark Mitchell, Vice President
Christopher Phalen, Vice President
James P. Schier, Vice President
Cindy L. Shields, Vice President
David G. Toussaint, Vice President
Eric Welt, Vice President
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Harwood, Chief Compliance Officer & Treasurer

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.

(SECURITY BENEFIT(SM) LOGO)
Security Distributors, Inc.

One Security Benefit Place - Topeka, Kansas 66636-0001 - securitybenefit.com

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. A copy of the Registrant's code of ethics is filed herewith as Exhibit 10(a)(1). No amendments were made to the provisions of the code of ethics during the period covered by this report. No implicit or explicit waivers to the provisions of the code of ethics were granted during the period covered by this report. The Registrant hereby undertakes to provide any person without charge, upon request, a copy of its Code by calling the Registrant at 1-800-888-2461.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Directors has determined that Maynard Oliverius, a member of the Audit Committee of the Board, is an audit committee financial expert. Mr. Oliverius is "independent" for purposes of this item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $129,000 in 2005 and $118,500 in 2006.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $3,000 in 2005 and $3,300 in 2006. These services consisted of a review of the Registrant's semi-annual financial statements.

     The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates") which required pre-approval by the Audit Committee were $17,000 in 2005 and $18,000 in 2006, which related to the review of the transfer agent function.

(c) Tax Fees. The aggregate fees billed to the Registrant in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $23,000 in 2005 and $20,000 in 2006. These services consisted of (i) review or preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) calculation of tax adjustments for potential Passive Foreign Investment Companies (as determined by Fund personnel) and (v) review of U.S. federal excise distribution calculations.

     The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

(d) All Other Fees. The aggregate fees billed to the Registrant in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2005 and $0 in 2006.

     The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (d) of this Item, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

(e) (1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures for pre-approval of the auditor's engagements for audit and non-audit services to the Registrant. Pre-approval considerations include whether the proposed services are compatible with maintaining the auditor's independence as specified in applicable rules.

(e) (2) Percentage of Non-Audit Services Approved under (c)(7)(i)(C). The percentage of the services described in each of (b) through (d) of this Item 4 (only those that relate to the Registrant) that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 0%, 0% and 0%, respectively.

(f)  Not applicable.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $43,000 in 2005 and $41,300 in 2006.

(h) Auditor Independence. The Registrant's Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the Registrant (and its affiliates) that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant's board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no significant changes in the registrant's internal controls, or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

(a)  (1)  Code of Ethics pursuant to Item 2 above.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        SECURITY EQUITY FUND


                                        By: /s/ MICHAEL G. ODLUM
                                            ------------------------------------
                                            Michael G. Odlum, President

                                        Date: December 5, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


                                        By: /s/ MICHAEL G. ODLUM
                                            ------------------------------------
                                            Michael G. Odlum, President

                                        Date: December 5, 2006


                                        By: /s/ BRENDA M. HARWOOD
                                            ------------------------------------
                                            Brenda M. Harwood, Treasurer

                                        Date: December 5, 2006